                                [LOGO]
                               OVERLAND
                              EXPRESS-REGISTERED TRADEMARK-

                            ANNUAL REPORT
                          -----------------
                          DECEMBER 31, 1995

                      Asset Allocation Fund
              California Tax Free Bond Fund
      California Tax Free Money Market Fund
                          Money Market Fund
                      Municipal Income Fund
Short-Term Government Corporate Income Fund
           Short-Term Municipal Income Fund
                       Stategic Growth Fund
                 U.S. Goverment Income Fund
            U.S. Treasury Money Market Fund
              Variable Rate Government Fund








                        [ART]


                    OVERLAND EXPRESS FUNDS ARE NOT
           FDIC INSURED AND ARE NOT OBLIGATIONS OF
                OR GUARANTEED BY WELLS FARGO BANK.

[LOGO]
TABLE OF CONTENTS

Letter to Shareholders                                                     2
Manager Comments
  Asset Allocation Fund                                                    4
  California Tax-Free Bond Fund                                            8
  California Tax-Free Money Market Fund                                   13
  Money Market Fund                                                       15
  Municipal Income Fund                                                   16
  Short-Term Government-Corporate Income Fund                             20
  Short-Term Municipal Income Fund                                        24
  Strategic Growth Fund                                                   28
  U.S. Government Income Fund                                             32
  U.S. Treasury Money Market Fund                                         36
  Variable Rate Government Fund                                           37
Overland Express Portfolio of Investments
  Asset Allocation Fund                                                   40
  California Tax-Free Bond Fund                                           56
  California Tax-Free Money Market Fund                                   68
  Money Market Fund                                                       77
  Municipal Income Fund                                                   79
  Strategic Growth Fund                                                   85
  U.S. Government Income Fund                                             92
  U.S. Treasury Money Market Fund                                         95
  Variable Rate Government Fund                                           96
Statement of Assets and Liabilities                                       99
Statement of Operations                                                  102
Statements of Changes in Net Assets                                      105
Financial Highlights                                                     113
Notes to the Financial Statements                                        131
Independent Auditors' Report                                             143
Proxy Voting Results                                                     144
Master Investment Trust Portfolio of Investments
  Short-Term Government-Corporate Income Master Portfolio                145
  Short-Term Municipal Income Master Portfolio                           146
Master Investment Trust Financial Statements                             151
Independent Auditors' Report                                             158
List of Abbreviations                                                    159

OVERLAND EXPRESS FUNDS ARE NOT FDIC INSURED, ARE NOT OBLIGATIONS OF WELLS FARGO BANK OR AFFILIATES OF BZW BARCLAYS GLOBAL INVESTORS, N.A. AND ARE NOT GUARANTEED BY EITHER WELLS FARGO BANK OR AFFILIATES OF BZW BARCLAYS GLOBAL INVESTORS, N.A. OVERLAND EXPRESS FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

OVERLAND EXPRESS MONEY MARKET FUNDS SEEK TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; HOWEVER, THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL MEET THIS OBJECTIVE.

WELLS FARGO BANK PROVIDES INVESTMENT ADVISORY SERVICES, SHAREHOLDER SERVICES AND CERTAIN OTHER SERVICES FOR THE OVERLAND EXPRESS FUNDS. AFFILIATES OF BZW BARCLAYS GLOBAL INVESTORS, N.A. PROVIDE SUB-ADVISORY SERVICES AND CERTAIN OTHER SERVICES FOR THE ASSET ALLOCATION FUND. THE FUNDS ARE SPONSORED AND DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC.

TO OUR SHAREHOLDERS

A BANNER YEAR FOR BONDS & STOCKS

The year 1995 produced investment returns rarely captured in U.S. history. Long-term bond returns were the third best results based on indices dating from 1950. The average U.S. government bond fund posted 1995 returns above 18%. The stock market had its best gain since 1958, as measured by the Standard & Poor's 500 Index, with the average stock mutual fund generating total returns above 30%. While it is unlikely that 1996 will provide comparable returns, the investment climate remains favorable for long-term investors.

THE BOND MARKET

For bond investors, 1995 was able to help offset their 1994 price erosion. Short- and long-term interest rates fell sharply during 1995. The two-year Treasury yield fell over 2.5% and 30-year rates dropped almost 2%.

Intermediate- and long-term interest rates responded to the combination of moderating economic growth, subdued inflation and Federal Reserve easing by moving still lower during the second half of 1995. The yield on 30-year Treasury bonds dipped below 6% in late December for the first time in two years. In the weeks leading up to the Federal Reserve's second cut in short-term rates on December 19, 1995, yields on Treasury securities with maturities out to ten years fell below the overnight rate for federal funds.

The investment outlook remains positive for fixed income markets in 1996. Sluggish economic growth and low inflation should lead to further easing of monetary policy early in the year, and both short- and long-term interest rates have the potential to decline. Short-term rates are likely to be more affected than long-term rates.

Several broad trends continue to support a declining interest rate environment. An aging "baby boomer" population is increasingly focused on savings and investments, not consumption. This has contributed to a slowdown in the consumer sector of the economy. Further weakness in manufacturing activity and consumer spending is expected to restrain overall growth. In addition, pricing pressures should remain subdued by a variety of disinflationary trends, including weak demand, intense foreign competition, and further gains in labor productivity. Although any decline in interest rates in the months ahead is not expected to be as impressive as the sharp drop seen over the past year, 1996 should reward bond investors. The Federal Reserve will likely lower the target rate of federal funds by 1/2 % to 1% from the 1995 year-end 5.50% level.

THE STOCK MARKET

U.S. equities generated near record returns in 1995. The 33% rise in the Dow Jones Industrial Average was the fourth largest since the end of World War II. The ingredients were all there for a spectacular year: declining interest rates, low inflation, increasing profit margins and a positive flow of funds into the market. Technology stocks were winners in 1995, reflecting the strength of earnings growth. Financial stocks were also leaders in the market, benefiting from falling interest rates, industry consolidation and record profit levels. Lastly, strength was seen in traditional consumer goods companies. Large U.S.-based companies with global exposure and consistent positive financial results earned strong recommendations from industry analysts.

TO OUR SHAREHOLDERS

It is important to remain focused on those companies working effectively to enhance shareholder value. The low inflation environment expected in 1996 may well support the generous valuations carried in the market today, but investors will probably be less forgiving if profits should fall short. Currently, the elements for attractive market returns are still present. A continual stream of contributions into mutual funds, retirement plans and household savings suggests that investors are taking a long-term approach to appreciation through equity investment. A mild interest rate environment, corporate restructuring, merger and acquisition activities and share repurchase programs should also contribute to attractive market returns.

Over time, studies have shown the pitfalls of trying to time the peaks and valleys of the stock market. Wise investors stay focused on their long-term goals of capital growth and income generation. Concentrating on individual issues or sectors that demonstrate potential for sustainable long-term growth should ultimately reap the best rewards.

ENVIRONMENT REMAINS "FRIENDLY"

As we noted earlier, under the current economic environment, we expect the stock and bond markets to continue to benefit from lower interest rates during 1996. Modest growth and historically low inflation should set the stage for further interest rate declines over the next several months. The inflation premium on bond yields remains above its long-term average, and recent encouraging news on plans to reduce the federal deficit should have a positive effect on investors. Lower interest rates and an improved outlook for economic growth and corporate earnings should help support the stock market as well. We do not foresee a recession, but rather expect a sustained period of slow growth. Of course, the financial markets are not without their risks and uncertainties. But with sluggish economic growth and moderate inflation, the risk of interest rates rising substantially appears to be low.

A COMMITMENT TO INVESTMENT QUALITY

We believe a conservative, straightforward approach to be the most effective long-term investment strategy, and we offer a variety of Overland Express Funds to meet a broad range of investment goals. On the following pages you will find reports on each of the Funds, from the investment adviser and portfolio managers offering insight into individual fund performance, strategies, portfolio holdings and other helpful information.

We appreciate your participation in Overland Express Funds. We will continue working diligently to help you realize your financial goals.

   OVERLAND EXPRESS FUNDS, JANUARY 1996

THE DOW JONES INDUSTRIAL AVERAGE IS A REGISTERED TRADEMARK OF DOW JONES & COMPANY, INC. AND IS AN UNMANAGED, PRICE-WEIGHTED INDEX COMPRISED OF 30 OF THE LARGEST CAPITALIZATION, MOST WIDELY HELD INDUSTRIAL STOCKS THAT ARE TRADED ON THE NEW YORK STOCK EXCHANGE.
THE S&P 500 INDEX OF STOCKS IS A TRADEMARK OF STANDARD AND POOR'S CORPORATION AND IS AN UNMANAGED INDEX THAT TRACKS THE PERFORMANCE OF 500 COMPANIES, INCLUDING INDUSTRIAL, TRANSPORTATION, UTILITY AND FINANCIAL COMPANIES.

OVERLAND EXPRESS ASSET ALLOCATION FUND

Q. THE ASSET ALLOCATION FUND (THE "FUND") FINISHED 1995 WITH A STRONG PERFORMANCE. WHAT CONTRIBUTED TO ITS PERFORMANCE THIS YEAR?
A. The Asset Allocation Fund uses a disciplined quantitative model based upon Nobel Prize winning research to compare risk and return for different asset classes. The model's recommendation is driven by the expected returns of stocks, bonds and cash. Through time the model will recommend different allocations to stocks, bonds and cash in order to seek to capture the best return without taking unreasonable risk.

As interest rates declined in 1995, stocks became a more attractive investment. Based upon the model's recommendations, the Fund increased its stock allocation from 60% to 70% on February 28th, then to 90% on May 8th and to its allocation of 100% in June of 1995. By carefully selling off bonds and moving gradually to stocks, the Fund realized strong price appreciation. This move enabled the Fund to lock in gains as interest rates fell. By year-end the recommended and actual mixes remained at 100/0/0 (stocks/bonds/cash).

Q. THE FEDERAL RESERVE LOWERED THE FEDERAL FUNDS TARGET RATE BY 1/4% IN JULY AND BY ANOTHER 1/4% IN DECEMBER. HOW DID THIS AFFECT THE FUND'S ALLOCATION AND PERFORMANCE?
A. The cuts in the federal funds target rate signaled that the Federal Reserve believed the threat of inflation had subsided. This was a primary cause of the strong gains in the bond market. The drop in interest rates also helped fuel the strong rally for stocks. The Fund started the year with a 40% allocation in bonds. Declining bond yields reduced the attractiveness of bonds relative to stocks or money market instruments. As a result, the Fund reduced its bond position to 0% during the first half of the year, thus securing gains from the bond market rally early in this year. Continued interest rate cuts by the Federal Reserve, if they occur, should be positive for the stock market as well as the bond market.

Q. HOW DID THE FUND'S PORTFOLIO ALLOCATION CHANGE DURING THE YEAR AND WHY?

A. The most consistent trend in the allocation shift during 1995 was the gradual reduction of the Fund's bond allocation and the increase of its stock allocation. The Fund began 1995 with an allocation of 60% invested in stocks. As the attractiveness of stocks relative to bonds increased, the allocation in stocks shifted to 70% at the end of February and to 90% in May. The Fund ended the year in its long-term normal position, being fully invested in stocks by June. The recommendation from the asset allocation model to increase the equity position was based on the widening difference between the expected returns of stocks relative to bonds.

Q. WHEN THE ASSET ALLOCATION MODEL MAKES RECOMMENDATIONS TO INCREASE THE FUND'S POSITIONS IN STOCKS, WHY DOES IT ONLY CONSIDER THE S&P 500 FOR THE STOCK POSITIONS?
A. The Fund seeks to add value and control risk by allocating across stocks, bonds and cash. The S&P 500 provides an efficient and diversified method of investing in the overall U.S. stock market.

The S&P 500 is designed to be a representative sample of the broad market for stocks in the U.S. and is diversified across companies and industry sectors. By investing in such a diversified portfolio, the Fund reduces the risk of individual companies having an unduly
  4
high influence on the Fund's return while guaranteeing participation in a broad cross section of the equity market.

Q. DOES THE MODEL INDICATE THAT STOCKS WILL CONTINUE TO PERFORM WELL IN 1996?
A. Not necessarily. The investment model does not attempt to make short-term predictions; instead, the model seeks to identify long-term value across the stock and bond markets. The strategy does not attempt to determine exactly when or even how a market correction will occur, but rather to recognize when markets are relatively over- or undervalued. In that way, the Fund seeks to be correctly positioned whenever a market correction might occur.

Today the model indicates that the stock market is fairly valued relative to both bonds and cash, although both stocks and bonds are offering lower returns than they have averaged over the past ten years. According to the model, the strategy's weighting in stocks indicates that investors are being fairly compensated for the additional risk involved with investments in stocks.

Q. IN DECEMBER, SHAREHOLDERS APPROVED THE PROPOSAL TO ALLOW THE USE OF FUTURES. HOW WILL THEY HELP THE FUND ACHIEVE ITS INVESTMENT OBJECTIVES?
A. The Fund plans to use futures contracts beginning in May 1996, in a carefully controlled manner, solely to offset the effect of its cash reserve on investment performance. The amount of futures held by the Fund will vary depending on the allocation to stocks.

Q. WHAT IS THE INDUSTRY BREAKDOWN OF THE S&P 500?
A. As of 12/31/95, the industry breakdown is as follows: basic industries - 7.85%, technical capital goods - 12.56%, capital goods - 2.76%, consumer growth staples - 20.09%, consumer cyclicals - 8.79%, consumer staples - 8.71%, credit cyclicals - 3.98%, energy - 9.35%, finance - 11.75%, transportation - 1.50%, and utilities - 12.66%.

Q. WHAT IS THE FUND'S STRATEGY FOR 1996?
A. Allocation across the various asset classes are, of course, generally based on the model. Therefore, the Fund will remain in its long-term normal position of 100/0/0 until the model suggests an increase in expected returns for bonds or cash relative to stocks, on a risk weighted basis.

THE S&P 500 INDEX OF STOCKS IS A TRADEMARK OF STANDARD AND POOR'S CORPORATION AND IS AN UNMANAGED INDEX THAT TRACKS THE PERFORMANCE OF 500 COMPANIES, INCLUDING INDUSTRIAL, TRANSPORTATION, UTILITY AND FINANCIAL COMPANIES.

OVERLAND EXPRESS ASSET ALLOCATION FUND
CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OVERLAND EXPRESS ASSET ALLOCATION FUND COMPARED WITH VARIOUS INDICES

The chart on the next page shows the performance of the Overland Express Asset Allocation Fund compared with the S&P 500 Index, the Lehman Brothers Treasury Bond Index and the IBC/Donoghue Money Market Average. The chart assumes a hypothetical $10,000 initial investment. Class A shares reflect all Fund expenses and the maximum 4.5% initial sales charge. The Standard and Poor's 500 Index is an unmanaged index of 500 widely held common stocks, representing industrial, financial, utility and transportation companies, listed on the New York Stock Exchange, American Stock Exchange and the Over-The-Counter market. The Lehman Brothers Treasury Bond Index is an unmanaged index comprised of Treasury bonds with maturities between 10 and 30 years. The IBC/Donoghue Money Fund Average is comprised of the average yields of over 600 taxable money market funds. Investors should note that the Fund is a professionally managed mutual fund, while the indices are unmanaged, do not incur expenses and are not available directly for investment. If Fund operating expenses had been applied to the indices, their performance would have been lower.

Average annual total returns for the indicated periods assume shares were purchased at the offering price, which, for class A shares includes the maximum 4.5% initial sales charge, and for class D shares, the 1% CDSC, and represents the average annual increase in value of the investment over the indicated periods, assuming reinvestment of dividends and capital gains distributions at net asset value. Your investment return and principal value will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future performance. Class A shares have been offered since April 7, 1988, and class D shares have been offered since July 1, 1993. The average annual total return for 1-year with CDSC reflects the contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.
  6

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             OVERLAND EXPRESS ASSET        LEHMAN BROTHERS     IBC/DONOGHUE     S&P 500
            Allocation Fund Class A    Treasury Bond Index     Money Market       Index
                                                                    Average
Inception               $ 9,550          $ 10,000                    $ 10,000   $ 10,000
Apr-88                  $ 9,426           $ 9,825                    $ 10,051   $ 10,111
May-88                  $ 9,426           $ 9,677                    $ 10,103   $ 10,198
Jun-88                  $ 9,779          $ 10,084                    $ 10,158   $ 10,666
Jul-88                  $ 9,641           $ 9,885                    $ 10,216   $ 10,626
Aug-88                  $ 9,497           $ 9,927                    $ 10,277   $ 10,265
Sep-88                  $ 9,613          $ 10,294                    $ 10,340   $ 10,702
Oct-88                  $ 9,889          $ 10,607                    $ 10,405   $ 11,000
Nov-88                  $ 9,912          $ 10,370                    $ 10,471   $ 10,843
Dec-88                  $ 9,989          $ 10,503                    $ 10,542   $ 11,033
Jan-89                 $ 10,130          $ 10,725                    $ 10,615   $ 11,841
Feb-89                 $ 10,130          $ 10,502                    $ 10,690   $ 11,548
Mar-89                 $ 10,204          $ 10,614                    $ 10,770   $ 11,815
Apr-89                 $ 10,324          $ 10,864                    $ 10,852   $ 12,426
May-89                 $ 10,424          $ 11,264                    $ 10,935   $ 12,931
Jun-89                 $ 10,444          $ 11,829                    $ 11,016   $ 12,858
Jul-89                 $ 10,891          $ 12,211                    $ 11,096   $ 14,019
Aug-89                 $ 10,773          $ 11,865                    $ 11,173   $ 14,293
Sep-89                 $ 10,814          $ 11,920                    $ 11,249   $ 14,235
Oct-89                 $ 10,824          $ 12,400                    $ 11,326   $ 13,904
Nov-89                 $ 10,916          $ 12,513                    $ 11,402   $ 14,168
Dec-89                 $ 11,012          $ 12,490                    $ 11,477   $ 14,528
Jan-90                 $ 10,907          $ 12,041                    $ 11,551   $ 13,553
Feb-90                 $ 10,960          $ 12,006                    $ 11,625   $ 13,726
Mar-90                 $ 11,055          $ 11,957                    $ 11,699   $ 14,091
Apr-90                 $ 11,008          $ 11,671                    $ 11,774   $ 13,740
May-90                 $ 11,316          $ 12,212                    $ 11,649   $ 15,080
Jun-90                 $ 11,371          $ 12,493                    $ 11,925   $ 14,978
Jul-90                 $ 11,424          $ 12,612                    $ 12,001   $ 14,930
Aug-90                 $ 11,238          $ 12,060                    $ 12,076   $ 13,580
Sep-90                 $ 11,206          $ 12,220                    $ 12,151   $ 12,919
Oct-90                 $ 11,315          $ 12,500                    $ 12,226   $ 12,864
Nov-90                 $ 11,636          $ 13,021                    $ 12,301   $ 13,696
Dec-90                 $ 11,791          $ 13,279                    $ 12,375   $ 14,077
Jan-91                 $ 12,074          $ 13,436                    $ 12,446   $ 14,890
Feb-91                 $ 12,303          $ 13,495                    $ 12,513   $ 15,741
Mar-91                 $ 12,406          $ 13,549                    $ 12,576   $ 16,122
Apr-91                 $ 12,516          $ 13,721                    $ 12,637   $ 16,160
May-91                 $ 12,657          $ 13,708                    $ 12,696   $ 16,856
Jun-91                 $ 12,379          $ 13,607                    $ 12,754   $ 16,085
Jul-91                 $ 12,681          $ 13,810                    $ 12,812   $ 16,635
Aug-91                 $ 13,093          $ 14,266                    $ 12,670   $ 17,234
Sep-91                 $ 13,257          $ 14,736                    $ 12,925   $ 16,945
Oct-91                 $ 13,349          $ 14,768                    $ 12,980   $ 17,173
Nov-91                 $ 13,147          $ 14,851                    $ 13,031   $ 16,481
Dec-91                 $ 14,230          $ 15,736                    $ 13,081   $ 16,366
Jan-92                 $ 13,839          $ 15,242                    $ 13,126   $ 18,024
Feb-92                 $ 13,924          $ 15,332                    $ 13,168   $ 18,258
Mar-92                 $ 13,723          $ 15,163                    $ 13,209   $ 17,903
Apr-92                 $ 13,871          $ 15,148                    $ 13,249   $ 18,246
May-92                 $ 14,104          $ 15,569                    $ 13,286   $ 18,519
Jun-92                 $ 14,124          $ 15,796                    $ 13,326   $ 18,243
Jul-92                 $ 14,696          $ 16,452                    $ 13,362   $ 18,968
Aug-92                 $ 14,609          $ 16,566                    $ 13,396   $ 18,599
Sep-92                 $ 14,809          $ 16,828                    $ 13,428   $ 18,818
Oct-92                 $ 14,708          $ 16,474                    $ 13,460   $ 18,883
Nov-92                 $ 15,035          $ 16,537                    $ 13,490   $ 19,526
Dec-92                 $ 15,266          $ 16,990                    $ 13,522   $ 19,766
Jan-93                 $ 15,542          $ 17,474                    $ 13,554   $ 19,931
Feb-93                 $ 15,943          $ 18,056                    $ 13,585   $ 20,202
Mar-93                 $ 16,161          $ 18,103                    $ 13,815   $ 20,629
Apr-93                 $ 15,911          $ 18,242                    $ 13,645   $ 20,130
May-93                 $ 16,208          $ 18,302                    $ 13,675   $ 20,669
Jun-93                 $ 16,414          $ 19,077                    $ 13,705   $ 20,729
Jul-93                 $ 16,442          $ 19,364                    $ 13,735   $ 20,646
Aug-93                 $ 17,024          $ 20,165                    $ 13,765   $ 21,429
Sep-93                 $ 16,863          $ 20,234                    $ 13,796   $ 21,265
Oct-93                 $ 17,197          $ 20,379                    $ 13,826   $ 21,705
Nov-93                 $ 17,020          $ 19,858                    $ 13,857   $ 21,498
Dec-93                 $ 17,205          $ 19,921                    $ 13,888   $ 21,758
Jan-94                 $ 17,755          $ 20,399                    $ 13,920   $ 22,498
Feb-94                 $ 17,263          $ 19,563                    $ 13,951   $ 21,887
Mar-94                 $ 16,582          $ 18,704                    $ 13,965   $ 20,833
Apr-94                 $ 16,683          $ 18,483                    $ 14,021   $ 21,201
May-94                 $ 16,843          $ 18,361                    $ 14,060   $ 21,549
Jun-94                 $ 16,477          $ 18,167                    $ 14,102   $ 21,021
Jul-94                 $ 16,988          $ 18,803                    $ 14,146   $ 21,711
Aug-94                 $ 17,485          $ 18,664                    $ 14,193   $ 22,601
Sep-94                 $ 17,013          $ 18,076                    $ 14,242   $ 22,049
Oct-94                 $ 17,174          $ 18,013                    $ 14,294   $ 22,544
Nov-94                 $ 18,638          $ 18,119                    $ 14,349   $ 21,723
Dec-94                 $ 17,067          $ 18,396                    $ 14,409   $ 22,045
Jan-95                 $ 17,504          $ 18,870                    $ 14,472   $ 22,618
Feb-95                 $ 18,096          $ 19,405                    $ 14,537   $ 23,497
Mar-95                 $ 18,490          $ 19,573                    $ 14,604   $ 24,189
Apr-95                 $ 18,948          $ 19,922                    $ 14,672   $ 24,901
May-95                 $ 19,820          $ 21,450                    $ 14,739   $ 25,894
Jun-95                 $ 20,274          $ 21,700                    $ 14,808   $ 26,495
Jul-95                 $ 20,907          $ 21,354                    $ 14,672   $ 27,374
Aug-95                 $ 20,940          $ 21,827                    $ 14,938   $ 27,422
Sep-95                 $ 21,782          $ 22,229                    $ 15,003   $ 28,600
Oct-95                 $ 21,685          $ 22,851                    $ 15,068   $ 28,497
Nov-95                 $ 23,123          $ 23,422                    $ 15,134   $ 29,747
Dec-95                 $ 23,018          $ 24,045                    $ 15,200   $ 30,320

THE RETURN FOR CLASS D SHARES OF THE ASSET ALLOCATION FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.
 .............................................................................
PERFORMANCE OF ASSET ALLOCATION FUND AS OF 12/31/95

CLASS A SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS                 1 YR     3 YR     5 YR     SINCE 4/7/88 INCEPTION
 ..............................................................................................
With Maximum 4.5% Sales Charge               28.68%   12.87%   13.27%   11.36%
Without Sales Charge                         34.71%   14.61%   14.32%   12.02%

CLASS D SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS                 1 YR                       SINCE 7/1/93 INCEPTION
 ..............................................................................................
With 1.0% Contingent Deferred Sales Charge   32.80%                     N/A
Without Contingent Deferred Sales Charge     33.72%                     13.71%

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NAV. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS D SHARES WERE FIRST OFFERED JULY 1, 1993. CLASS A SHARES WERE FIRST OFFERED APRIL 7, 1988. THE AVERAGE ANNUAL TOTAL RETURN FOR 1-YEAR WITH CDSC REFLECTS THE CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED ON REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASING SHARES.

DURING THE PERIOD, WELLS FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR REIMBURSED OTHER EXPENSES, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND

DAVID KLUG, SENIOR TAX-EXEMPT SPECIALIST/PORTFOLIO MANAGER. MR. KLUG HAS MANAGED MUNICIPAL BOND PORTFOLIOS FOR WELLS FARGO FOR OVER TEN YEARS. PRIOR TO JOINING WELLS FARGO, HE MANAGED THE MUNICIPAL BOND PORTFOLIO FOR A MAJOR PROPERTY AND CASUALTY INSURANCE COMPANY. HIS INVESTMENT EXPERIENCE EXCEEDS 20 YEARS AND INCLUDES ALL ASPECTS OF TAX-EXEMPT FIXED-INCOME INVESTMENTS. HE HOLDS AN M.B.A. FROM THE UNIVERSITY OF CHICAGO AND IS A MEMBER OF THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS AND ITS CALIFORNIA CHAPTER. HE HAS MANAGED THE FUND SINCE ITS INCEPTION.

Q. THE CALIFORNIA TAX-FREE BOND FUND (THE "FUND") WAS AFFECTED BY 1995'S DECLINING INTEREST RATE ENVIRONMENT. HOW DID THIS AND OTHER FACTORS CONTRIBUTE TO THE OVERALL PERFORMANCE FOR 1995?
A. The Fund benefited from the decline in interest rates during 1995. Long-term municipal interest rates dropped by over 1.2%, as measured by the Bond Buyer 20 Bond Index. With bond prices moving inversely relative to interest rates, a significant amount of the Fund's total return came from price appreciation experienced by individual holdings within the Fund.

Q. WHAT ARE YOUR CRITERIA FOR SELECTING THE SECURITIES FOR THE FUND?
A. Credit quality, call protection, liquidity and relative value are among the criteria considered in selecting individual securities for the Fund. Among most recent purchases was an AAA-rated insured San Diego Sewer Revenue bond with a 5% coupon. This purchase offered high credit quality, good liquidity as well as good call protection, with potential price appreciation should interest rates continue to decline.

Q. WHAT LINGERING EFFECTS IN THE FUND DO YOU SEE FROM LAST YEAR'S FINANCIAL TROUBLE IN ORANGE COUNTY?
A. Borrowing by municipalities in Orange County is dramatically less since the County's bankruptcy filing in December, 1994. In turn, Orange County securities continue to be penalized by the market as some investors continue to avoid the Orange County name. In the effort to be out of bankruptcy by June 30, 1996, the County has filed a reorganization plan with the bankruptcy court with the goals of accessing the bond market and restructuring its outstanding obligations.

The Orange County filing had little impact on the Fund when compared to its peer funds because the Fund owned relatively few Orange County-related bonds without credit support in 1995.
  8

OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND

Q. GIVEN THE CONTINUED DISCUSSION OF FEDERAL TAX REFORM, WHAT ARE THE IMPACTS ON THE MUNICIPAL SECURITIES MARKET?
A. The continued discussions of federal tax reform and its negative implications for municipal bonds have caused municipal securities to underperform Treasuries of similar maturities since mid-April. For example, the yield ratio between 20-year, AAA-rated municipal obligations and 20-year Treasury bonds had been as low as 77.4% in early 1995. As the threat that municipal securities may lose their federal tax exempt status heightens, this ratio has risen to as high as 90.1% by late September. Most recently, the perceived threat of federal tax reform has subsided, thus causing this ratio to drop to 87.6%. While this yield ratio is above the average, for all of 1995, it is actually below the average for the fourth quarter of 1995.

Q. WHAT IS YOUR OUTLOOK ON THE CALIFORNIA ECONOMY IN 1996 AND HOW WILL THIS AFFECT YOUR FUTURE STRATEGY?
A. We expect the California economy to continue to recover in 1996, as the state benefits from continued growth in the technology and entertainment industries, among others. Improvement in the state economy should have a positive impact on a wide variety of California debt issues, including tax allocation and lease revenue bonds. The Fund will continue to purchase broadly diversified California issues and avoid issues which appear most vulnerable to credit stress by emphasizing credit quality and call protection in its new purchases. In addition, the Fund is likely to continue to reduce its holdings of higher coupon bonds that have poor call protection.

OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OVERLAND EXPRESS CALIFORNIA TAX-FREE BOND FUND COMPARED WITH THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

The chart on the next page shows the performance of the Overland Express California Tax-Free Bond Fund compared with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment. Class A shares reflect all Fund expenses and the maximum 4.5% initial sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index that includes approximately 15,000 bonds. Investors should note that the Fund is a professionally managed mutual fund, while the index is unmanaged, does not incur expenses and is not available directly for investment. If Fund operating expenses had been applied to the index, its performance would have been lower.

Average annual total returns for the indicated periods assume shares were purchased at the offering price, which, for class A shares, includes the maximum 4.5% initial sales charge, and for class D shares, the 1% contingent deferred sales charge ("CDSC"), and represents the average annual increase in value of the investment over the indicated periods, assuming reinvestment of dividends and capital gains distributions at net asset value. Your investment return and principal value will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future performance. Class A shares have been offered since October 6, 1988, and class D shares have been offered since July 1, 1993. The average annual total return for 1-year with CDSC reflects the contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         OVERLAND EXPRESS CALIFORNIA   LEHMAN BROTHERS MUNICIPAL
                          Tax-Free Bond Fund Class A               Bond Index
Inception                              $ 9,550        $ 10,000
Oct-88                                 $ 9,636        $ 10,176
Nov-88                                 $ 9,549        $ 10,082
Dec-88                                 $ 9,783        $ 10,185
Jan-89                                 $ 9,929        $ 10,396
Feb-89                                 $ 9,831        $ 10,276
Mar-89                                 $ 9,832        $ 10,253
Apr-89                                $ 10,150        $ 10,496
May-89                                $ 10,351        $ 10,714
Jun-89                                $ 10,491        $ 10,660
Jul-89                                $ 10,623        $ 11,008
Aug-89                                $ 10,470        $ 10,900
Sep-89                                $ 10,460        $ 10,867
Oct-89                                $ 10,604        $ 11,000
Nov-89                                $ 10,770        $ 11,192
Dec-89                                $ 10,832        $ 11,284
Jan-90                                $ 10,696        $ 11,231
Feb-90                                $ 10,864        $ 11,331
Mar-90                                $ 10,907        $ 11,334
Apr-90                                $ 10,758        $ 11,253
May-90                                $ 11,025        $ 11,496
Jun-90                                $ 11,133        $ 11,599
Jul-90                                $ 11,328        $ 11,770
Aug-90                                $ 11,001        $ 11,599
Sep-90                                $ 10,990        $ 11,606
Oct-90                                $ 11,176        $ 11,816
Nov-90                                $ 11,444        $ 12,053
Dec-90                                $ 11,534        $ 12,106
Jan-91                                $ 11,725        $ 12,269
Feb-91                                $ 11,792        $ 12,375
Mar-91                                $ 11,815        $ 12,380
Apr-91                                $ 11,998        $ 12,545
May-91                                $ 12,136        $ 12,657
Jun-91                                $ 12,098        $ 12,644
Jul-91                                $ 12,268        $ 12,796
Aug-91                                $ 12,417        $ 12,967
Sep-91                                $ 12,590        $ 13,136
Oct-91                                $ 12,692        $ 13,254
Nov-91                                $ 12,688        $ 13,291
Dec-91                                $ 12,674        $ 13,577
Jan-92                                $ 12,858        $ 13,608
Feb-92                                $ 12,938        $ 13,612
Mar-92                                $ 12,983        $ 13,618
Apr-92                                $ 13,100        $ 13,739
May-92                                $ 13,243        $ 13,901
Jun-92                                $ 13,485        $ 14,135
Jul-92                                $ 13,927        $ 14,559
Aug-92                                $ 13,735        $ 14,416
Sep-92                                $ 13,806        $ 14,510
Oct-92                                $ 13,536        $ 14,367
Nov-92                                $ 13,875        $ 14,625
Dec-92                                $ 14,034        $ 14,774
Jan-93                                $ 14,197        $ 14,945
Feb-93                                $ 14,722        $ 15,466
Mar-93                                $ 14,608        $ 15,322
Apr-93                                $ 14,778        $ 15,477
May-93                                $ 14,863        $ 15,563
Jun-93                                $ 15,163        $ 15,823
Jul-93                                $ 15,154        $ 15,844
Aug-93                                $ 15,530        $ 16,173
Sep-93                                $ 15,747        $ 16,358
Oct-93                                $ 15,776        $ 16,389
Nov-93                                $ 15,620        $ 16,245
Dec-93                                $ 15,856        $ 16,567
Jan-94                                $ 16,054        $ 16,777
Feb-94                                $ 15,739        $ 16,342
Mar-94                                $ 15,213        $ 15,677
Apr-94                                $ 15,169        $ 15,810
May-94                                $ 15,348        $ 15,948
Jun-94                                $ 15,310        $ 15,850
Jul-94                                $ 15,570        $ 16,140
Aug-94                                $ 15,632        $ 16,197
Sep-94                                $ 15,449        $ 15,959
Oct-94                                $ 15,223        $ 15,675
Nov-94                                $ 14,951        $ 15,391
Dec-94                                $ 15,171        $ 15,730
Jan-95                                $ 15,592        $ 16,179
Feb-95                                $ 15,970        $ 16,650
Mar-95                                $ 16,109        $ 16,841
Apr-95                                $ 16,114        $ 16,861
May-95                                $ 16,602        $ 17,399
Jun-95                                $ 16,375        $ 17,247
Jul-95                                $ 16,475        $ 17,410
Aug-95                                $ 16,689        $ 17,631
Sep-95                                $ 16,827        $ 17,743
Oct-95                                $ 17,132        $ 18,001
Nov-95                                $ 18,061        $ 18,300
Dec-95                                $ 17,655        $ 18,475

THE RETURN FOR CLASS D SHARES OF THE CALIFORNIA TAX-FREE BOND FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.
 ..............................................................................

PERFORMANCE OF CALIFORNIA TAX-FREE BOND FUND AS OF 12/31/95

CLASS A SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS                 1 YR     3 YR     5 YR     SINCE 10/6/88 INCEPTION
 ...............................................................................................
With Maximum 4.5% Sales Charge               11.15%   6.32%    7.90%    8.16%
Without Sales Charge                         16.38%   7.95%    8.89%    8.85%

CLASS D SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS                 1 YR                       SINCE 7/1/93 INCEPTION
 ..............................................................................................
With 1.0% Contingent Deferred Sales Charge    14.60%                     N/A
Without Contingent Deferred Sales Charge     15.58%                     5.42%

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NAV. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS D SHARES WERE FIRST OFFERED JULY 1, 1993. CLASS A SHARES WERE FIRST OFFERED OCTOBER 6, 1988. THE AVERAGE ANNUAL TOTAL RETURN FOR 1-YEAR WITH CDSC REFLECTS THE CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED ON REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASING SHARES.

DURING THE PERIOD, WELLS FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR REIMBURSED OTHER EXPENSES, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(THIS PAGE INTENTIONALLY LEFT BLANK)
12

OVERLAND EXPRESS CALIFORNIA TAX-FREE MONEY MARKET FUND

LAURA MILNER, TAX-EXEMPT SPECIALIST/MONEY MARKET PORTFOLIO MANAGER. MS. MILNER JOINED WELLS FARGO IN 1988. HER BACKGROUND INCLUDES OVER SEVEN YEARS' EXPERIENCE SPECIALIZING IN SHORT- AND LONG-TERM MUNICIPAL SECURITIES WITH SALOMON BROTHERS. SHE IS A MEMBER OF THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS AND ITS CALIFORNIA CHAPTER. MS. MILNER HAS BEEN MANAGING THE FUND SINCE ITS INCEPTION.

Q. HOW DID THE OVERLAND EXPRESS CALIFORNIA TAX-FREE MONEY MARKET FUND (THE "FUND") PERFORM DURING 1995?
A. The Fund's yield for the period ended December 31, 1995 was 5.16%. Please note the Fund received a one-time payment of income that had been unpaid by a bond remarketing agent. Without this additional income payment the yield would have been 3.96%. The Fund achieved its goal of seeking a high level of tax-free income, capital preservation and liquidity.

Q. HOW DID ALL THE ATTENTION FOCUSED ON EXOTIC DERIVATIVES AFFECT THE FUND'S PORTFOLIO?
A. Since the Fund neither purchases exotic derivative products nor leverages its assets, the Fund's portfolio was not negatively impacted by these events.

Q. WHAT IS THE CURRENT COMPOSITION OF THE PORTFOLIO?
A. As of December 31, 1995 the Fund is composed of approximately 65% daily and weekly variable rate demand notes which are in most cases backed by a letter of credit from an A1/P1-rated bank and/or have municipal bond insurance. 17.5% of the portfolio is invested in tax-exempt commercial paper which typically has a letter of credit from a bank. Municipal notes comprise another 15% of the Fund. A small portion of the Fund (3.5%) is invested in prerefunded bonds that are fully collateralized by U.S. government obligations.

Q. THE FEDERAL BUDGET DEBATE MAY RESULT IN MORE FISCAL RESPONSIBILITIES BEING SHIFTED TO THE STATES. WHAT EFFECT WOULD THIS HAVE ON THE YIELD AND CREDIT QUALITY OF CALIFORNIA MUNICIPAL SECURITIES?
A. While federal shifting of some fiscal responsibilities to the states may not be fully offset by federal block grants, California, with its growing economy and state revenues, should be able to at least partially offset any loss in federal funding. Improvement in the state economy and revenues should have a positive impact on credit quality. We will be monitoring federal budget developments and their possible effects on the state's credit quality.

Q. WHAT IS YOUR OUTLOOK FOR CALIFORNIA'S ECONOMY?
A. We expect the California economy to continue to recover in 1996. The state should benefit from continued growth in the high technology and entertainment industries, among others. We also expect state revenues to experience continued growth.

OVERLAND EXPRESS CALIFORNIA TAX-FREE MONEY MARKET FUND

Q. WHAT LINGERING EFFECTS DO YOU SEE FROM LAST YEAR'S FINANCIAL TROUBLE IN ORANGE COUNTY?
A. The Fund does not hold any Orange County issues that are not credit enhanced(for example, backed by a line of credit) or revenue-backed (backed by the income from a particular project) so that the resolution of the bankruptcy will have no direct impact on the Fund. Orange County has filed a reorganization plan with the bankruptcy court. If it is successful in accessing the bond market in the next few months in order to restructure some of its outstanding obligations, the County expects to be out of bankruptcy by June 30, 1996 and to have repaid its outstanding short-term notes by that time. Orange County obligations continue to be penalized by the market, perhaps by as much as 0.2%, as some investors continue to avoid Orange County names. Borrowing by Orange County municipalities has dropped since the County's bankruptcy filing in December, 1994.

ALTHOUGH THE FUND SEEKS TO MAINTAIN A $1.00 PER SHARE NET ASSET VALUE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.
AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY GOVERNMENT AGENCY, NOR BY WELLS FARGO BANK.
DURING THE PERIOD, WELLS FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR REIMBURSED OTHER EXPENSES, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S YIELDS WOULD HAVE BEEN LOWER. 14

OVERLAND EXPRESS MONEY MARKET FUND -- CLASS A

MARK KRASCHEL, LIQUIDITY MANAGEMENT SPECIALIST/PORTFOLIO MANAGER. MR. KRASCHEL HAS SPECIALIZED IN BOND INVESTMENT APPLICATIONS FOR OVER A DECADE. HE JOINED WELLS FARGO BANK IN 1988 AFTER FIVE YEARS IN FIXED-INCOME MANAGEMENT AT FIRST BOSTON CORPORATION. MR. KRASCHEL HOLDS A B.S. IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF OREGON AND AN M.B.A. IN FINANCE FROM THE UNIVERSITY OF SAN FRANCISCO. HE HAS CO-MANAGED THE FUND SINCE MARCH 26, 1993.

JEFF L. WEAVER, TAXABLE LIQUIDITY MANAGEMENT SPECIALIST/PORTFOLIO MANAGER. MR. WEAVER JOINED WELLS FARGO BANK AFTER THREE YEARS AS A SHORT-TERM FIXED INCOME TRADER AND PORTFOLIO MANAGER IN THE INVESTMENT MANAGEMENT GROUP OF BANKERS TRUST COMPANY IN NEW YORK. HE HOLDS A B.A. IN ECONOMICS FROM THE UNIVERSITY OF COLORADO AND IS A CHARTERED FINANCIAL ANALYST CANDIDATE. HE HAS ALSO CO-MANAGED THE FUND SINCE MAY 1, 1994.

Q. HOW DID THE OVERLAND EXPRESS MONEY MARKET FUND -- CLASS A (THE "FUND") PERFORM DURING 1995?
A. The Fund's seven day yield for the period ended December 31, 1995 was 5.19%. The Fund achieved its goal of maintaining principal stability at a $1.00 per share net asset value while providing competitive money market yields.

Q. THE FEDERAL RESERVE LOWERED THE FEDERAL FUNDS TARGET RATE BY 1/4% IN JULY AND BY ANOTHER 1/4% IN DECEMBER. WHAT EFFECT DID THIS HAVE ON THE FUND?
A. After peaking in February, money market yields declined marginally over the course of the year. As a result, the Fund's yield fell as well. In anticipation of further Federal Reserve easings, average weighted maturity has been extended in order to lock in current rates for a longer period of time.

Q. WHAT STEPS ARE YOU TAKING AS YOU LOOK AHEAD IN 1996 IN PURSUIT OF CONSISTENT RETURNS IN LIGHT OF LOWER FEDERAL FUNDS RATES?
A. Under the current declining interest rate environment, we expect to maintain the Fund's average weighted maturity in a longer range. This should enable the Fund to take advantage of proper yield curve positioning and potentially declining interest rates.

Q. HOW DID THE ATTENTION FOCUSED ON EXOTIC DERIVATIVES AFFECT THE FUND'S PORTFOLIO?
A. Since the Fund neither purchases exotic derivative products nor leverages its assets, the Fund's portfolio was not negatively impacted by these events.

Q. WHAT IS THE CURRENT COMPOSITION OF THE PORTFOLIO?
A. As of year-end, the Fund was composed of 61% commercial paper, 15% floating rate notes, 16% U.S. Treasury bills, 3% repurchase agreements, 2% federal agency discount notes and 3% bank notes. All commercial paper purchased by the Fund is rated A1+/P1 or A1/P1 by Standard & Poor's and Moody's respectively.

DURING THE PERIOD, WELLS FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR REIMBURSED OTHER EXPENSES , WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S YIELDS WOULD HAVE BEEN LOWER. ALTHOUGH THE FUND SEEKS TO MAINTAIN A $1.00 PER SHARE NET ASSET VALUE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.
AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY GOVERNMENT AGENCY, NOR BY WELLS FARGO BANK.

OVERLAND EXPRESS MUNICIPAL INCOME FUND

MARY J. SEBRELL, TAX EXEMPT SPECIALIST/PORTFOLIO MANAGER. MS. SEBRELL HAS MANAGED MUNICIPAL BOND PORTFOLIOS AT WELLS FARGO FOR 15 YEARS HER TOTAL MUNICIPAL INVESTMENT EXPERIENCE EXCEEDS 21 YEARS. PRIOR TO JOINING WELLS FARGO, SHE WORKED AT JOHN NUVEEN AND COMPANY, A FIRM SPECIALIZING IN MUNICIPAL INVESTMENTS. SHE HOLDS A B.A. FROM WASHBURN UNIVERSITY AND IS A MEMBER OF THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS. SHE BEGAN CO-MANAGING THE FUND SHORTLY AFTER ITS INCEPTION, AND BECAME THE SOLE MANAGER IN MAY 1995.

Q. THE MUNICIPAL INCOME FUND (THE "FUND") POSTED RELATIVELY STRONG PERFORMANCE DURING 1995 AS COMPARED TO LAST YEAR. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. During 1995, the Overland Express Municipal Income Fund's performance was similar to the average returns realized by General Market Debt Funds as tracked by Lipper Analytical Services, while maintaining a AAAf rating by Standard and Poor's.

The main factor that allows this high credit quality Fund to perform similar to the average of general municipal funds, many of which have lower credit quality, is the Fund's concentration on bonds subject to the alternative minimum tax ("AMT"). To compensate investors for this additional tax exposure, bonds subject to the AMT carry yield premiums over non-AMT bonds. Because not very many taxpayers are subject to AMT, we believe it makes sense for the Fund's investors to capture this yield premium. This allows the Fund to maintain the highest credit quality possible as well as provide a competitive return.

Q. WHAT IS THE FUND'S LARGEST HOLDING?
A. The Fund holds a large position of Riverside, California Single Family Mortgage Revenue bonds. The bonds have an 8.35% coupon with a maturity of 6/1/13. The income from the bonds are subject to the AMT and were originally secured by the Government National Mortgage Association ("GNMA"). These bonds were escrowed-to-maturity with all interest and principal payment secured by U.S. Government obligations. This position now represents over 18% of the portfolio and has provided price appreciation as interest rates have moved lower.

Q. HOW HAVE RECENT INTEREST RATE MOVEMENTS AFFECTED THE FUND?
A. Whenever interest rates decline, bond prices tend to move up. This price appreciation added to the total return of the Fund for 1995. In addition, lower market interest rates have effectively shortened the duration of the portfolio. As market interest rates move lower the risk of bonds being called increases, which causes the market to price the bonds based on their shorter call dates. On December 31, 1995 the Funds effective maturity was 11.62 years with a duration of 7.54 years. This is down from 17.04 years and 8.99 years at the end of 1994.

Q. WERE THERE ANY CHANGES IN THE ECONOMIC, POLITICAL OR TAX ENVIRONMENT THAT AFFECTED THE FUND'S PORTFOLIO HOLDINGS OR PERFORMANCE?
A. The discussions of federal tax reform and the flat tax had negative implications for the municipal bond market and have caused municipal securities to underperform Treasuries of similar maturities since mid-April. As an example, the yield ratio between 20-year, AAA-rated
16

OVERLAND EXPRESS MUNICIPAL INCOME FUND

municipal obligations and 20-year Treasury bonds had been as low as 77.4% in early 1995. As the threat that municipal obligations may lose their federal tax-exempt status heightens, this yield ratio had risen to as high as 90.1% by late September. Most recently, the issue of federal tax reform has somewhat receded thus causing this ratio to drop by 87.6% While this yield ratio remains above the average for all of 1995, it is actually below the average for the fourth quarter of 1995.

Q. WHAT CHANGES DID YOU MAKE IN THE FUND'S PORTFOLIO OVER THE PAST SIX MONTHS AND WHY?
A. The Fund increased its concentration in AMT bonds and housing bonds. On December 31, 1995, 91% of the bonds in the portfolio were subject to the AMT. Of the total portfolio, 78% is invested in mortgage revenue bonds. This represents a substantial increase from December 31, 1994, when figures were 80.7% and 62.6%, respectively. The increased allocations to these categories provided a relatively higher yield for shareholders.

Q. WHAT MAKES YOUR INVESTMENT STRATEGY STAND OUT?
A. The Fund's investment strategy offers the investor a high-quality AAA-rated tax-exempt bond portfolio which provides a high level of federally tax-exempt income.

Q. WHAT IS YOUR OUTLOOK AS 1996 BEGINS?
A. We currently expect a favorable environment with a stable economy and slightly lower interest rates. Although mortgage rates are likely to decline, at least early in the year, the demand from low-income wage earners for first time home mortgages should be limited. A subdued demand for low-income mortgages (which qualify for tax-exempt new issue bond sales) should again result in a limited supply of new municipal mortgage revenue bonds. This supply/demand situation should help support prices in this market.

Q. WHAT IS THE FUND'S STRATEGY FOR 1996?
A. The Fund will continue to pursue its strategy of diversification, by investing in securities from over 35 different states, which helps to protect the Fund's share price from fluctuations tied to any one region's economy.

OVERLAND EXPRESS MUNICIPAL INCOME FUND

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OVERLAND EXPRESS MUNICIPAL INCOME FUND COMPARED WITH THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

The chart on the next page shows the performance of the Overland Express Municipal Income Fund compared with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment. Class A shares reflect all Fund expenses and the maximum 3% initial sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index that includes approximately 15,000 bonds. Investors should note that the Fund is a professionally managed mutual fund, while the index is unmanaged, does not incur expenses and is not available directly for investment. If Fund operating expenses had been applied to the index, its performance would have been lower.

Average annual total returns for the indicated periods assume shares were purchased at the offering price, which, for class A shares, includes the maximum 3% initial sales charge, and for class D shares, the 1% contingent deferred sales charge ("CDSC"), and represents the average annual increase in value of the investment over the indicated periods, assuming reinvestment of dividends and capital gains distributions at net asset value. Your investment return and principal value will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future performance. Class A shares have been offered since July 17, 1991, and class D shares have been offered since July 1, 1993. The average annual total return for 1-year with CDSC reflects the contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.
  18

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           OVERLAND EXPRESS MUNICIPAL        LEHMAN BROTHERS
                  Income Fund Class A   Municipal Bond Index
Jul-91                    $ 9,700        $ 10,000
Aug-91                    $ 9,769        $ 10,132
Sep-91                    $ 9,953        $ 10,264
Oct-91                   $ 10,049        $ 10,356
Nov-91                   $ 10,046        $ 10,385
Dec-91                   $ 10,264        $ 10,608
Jan-92                   $ 10,310        $ 10,633
Feb-92                   $ 10,354        $ 10,636
Mar-92                   $ 10,360        $ 10,640
Apr-92                   $ 10,468        $ 10,735
May-92                   $ 10,586        $ 10,862
Jun-92                   $ 10,766        $ 11,044
Jul-92                   $ 11,145        $ 11,375
Aug-92                   $ 10,975        $ 11,264
Sep-92                   $ 11,064        $ 11,337
Oct-92                   $ 10,860        $ 11,226
Nov-92                   $ 11,152        $ 11,427
Dec-92                   $ 11,284        $ 11,544
Jan-93                   $ 11,419        $ 11,677
Feb-93                   $ 11,865        $ 12,100
Mar-93                   $ 11,742        $ 11,972
Apr-93                   $ 11,866        $ 12,093
May-93                   $ 11,961        $ 12,161
Jun-93                   $ 12,183        $ 12,364
Jul-93                   $ 12,185        $ 12,380
Aug-93                   $ 12,453        $ 12,637
Sep-93                   $ 12,599        $ 12,781
Oct-93                   $ 12,669        $ 12,806
Nov-93                   $ 12,548        $ 12,693
Dec-93                   $ 12,764        $ 12,961
Jan-94                   $ 12,934        $ 13,108
Feb-94                   $ 12,513        $ 12,769
Mar-94                   $ 11,953        $ 12,249
Apr-94                   $ 11,896        $ 12,353
May-94                   $ 12,057        $ 12,461
Jun-94                   $ 11,941        $ 12,385
Jul-94                   $ 12,208        $ 12,611
Aug-94                   $ 12,221        $ 12,656
Sep-94                   $ 12,009        $ 12,470
Oct-94                   $ 11,796        $ 12,248
Nov-94                   $ 11,559        $ 12,026
Dec-94                   $ 11,893        $ 12,290
Jan-95                   $ 12,229        $ 12,642
Feb-95                   $ 12,615        $ 13,009
Mar-95                   $ 12,720        $ 13,159
Apr-95                   $ 12,692        $ 13,174
May-95                   $ 13,068        $ 13,595
Jun-95                   $ 12,904        $ 13,476
Jul-95                   $ 12,938        $ 13,604
Aug-95                   $ 13,061        $ 13,776
Sep-95                   $ 13,208        $ 13,863
Oct-95                   $ 13,403        $ 14,065
Nov-95                   $ 13,650        $ 14,296
Dec-95                   $ 13,850        $ 14,436

THE RETURN FOR CLASS D SHARES OF THE MUNICIPAL INCOME FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.
 ..............................................................................

PERFORMANCE OF MUNICIPAL INCOME FUND AS OF 12/31/95

CLASS A SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS                 1 YR     3 YR     SINCE 7/17/91 INCEPTION
 .......................................................................................
With Maximum 3.0% Sales Charge               12.92%   5.97%    7.58%
Without Sales Charge                         16.45%   7.07%    8.32%

CLASS D SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS                 1 YR              SINCE 7/1/93 INCEPTION
 .......................................................................................
With 1.0% Contingent Deferred Sales Charge   14.75%            N/A
Without Contingent Deferred Sales Charge     15.75%            4.53%

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NAV. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS D SHARES WERE FIRST OFFERED JULY 1, 1993. CLASS A SHARES WERE FIRST OFFERED JULY 17, 1991. THE AVERAGE ANNUAL TOTAL RETURN FOR 1-YEAR WITH CDSC REFLECTS THE CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED ON REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASING SHARES.

DURING THE PERIOD, WELLS FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR REIMBURSED OTHER EXPENSES, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

OVERLAND EXPRESS SHORT-TERM
GOVERNMENT-CORPORATE INCOME FUND

MARK KRASCHEL, LIQUIDITY MANAGEMENT SPECIALIST/PORTFOLIO MANAGER. MR. KRASCHEL HAS SPECIALIZED IN BOND INVESTMENT APPLICATIONS FOR OVER A DECADE. HE JOINED WELLS FARGO BANK IN 1988 AFTER FIVE YEARS IN FIXED-INCOME MANAGEMENT AT FIRST BOSTON CORPORATION. MR. KRASCHEL HOLDS A B.S. IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF OREGON AND AN M.B.A. IN FINANCE FROM THE UNIVERSITY OF SAN FRANCISCO. MR. KRASCHEL HAS CO-MANAGED THE FUND SINCE ITS INCEPTION AND ASSUMED SOLE RESPONSIBILITY FOR MANAGEMENT OF THE FUND ON FEBRUARY 1, 1995.

Q. THE OVERLAND EXPRESS SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND ("THE FUND") WAS AFFECTED BY 1995'S DECLINING INTEREST RATE ENVIRONMENT. HOW DID THIS AND OTHER FACTORS CONTRIBUTE TO THE FUND'S OVERALL PERFORMANCE FOR 1995?
A. Short-term interest rates declined in 1995. As fears of inflation subsided, and economic growth became sluggish, a shift toward easier monetary policy and lower interest rates by the Federal Reserve occurred. Yields on one-year Treasury bills fell from 7.25% in January to a low of 5.14% at year end.
As these events progressed, the Fund moved from a conservative stance to a more bullish one. Throughout a good environment for fixed-income securities, the Fund was positioned bullishly with its duration extended longer than the Merrill Lynch One Year Treasury Bill Index.

Q. HOW DID THE FUND BEHAVE OVER THE LAST SIX MONTHS?
A. Over the past six months, the Fund continued to benefit from falling short-term interest rates. With two 1/4% moves, on July 5 and December 19, the Federal Reserve lowered the federal funds target rate from 6.00% to 5.50%. Both moves were anticipated by the financial markets.

Q. HOW DID 1995'S ATTENTION ON EXOTIC DERIVATIVES AFFECT THE FUND'S PORTFOLIO?
A. Since the Fund neither purchases exotic derivative products nor leverages its assets, the Fund's portfolio was not negatively impacted by these events.

Q. WHY IS THE CURRENT PORTFOLIO MADE UP OF 100% TREASURY OBLIGATIONS?
A. Until the Master Portfolio acheives a certain asset size (approximately $10 million), the investment adviser intends to invest substantially all of the Master Portfolio's assets in U.S. Treasury bonds, notes, bills and repurchase agreements.
20

OVERLAND EXPRESS SHORT-TERM
GOVERNMENT-CORPORATE INCOME FUND

Q. WHAT IS YOUR ECONOMIC OUTLOOK AS 1996 BEGINS?
A. Currently, the prospects for lower interest rates in 1996 are good. The ongoing and often stagnating budget talks in Washington have been a primary focus of Wall Street. A completed budget deal could solidify lower inflation expectations and calm market anxieties. Government shutdowns have a negative impact on the economy and delay key government economic releases. Nonetheless, the environment remains positive as we expect the Federal Reserve to continue its easing cycles. With the Fund's average maturity extended beyond one year, continued easing by the Federal Reserve should favorably impact the Fund.

THE SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND (THE "FEEDER") AND THE SHORT-TERM GOVERNMENT-CORPORATE INCOME MASTER PORTFOLIO (THE "MASTER") ARE ORGANIZED AS A "MASTER-FEEDER" STRUCTURE. INSTEAD OF INVESTING DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES, THE FEEDER FUND, WHICH IS OFFERED TO THE PUBLIC, HOLDS INTERESTS IN THE MASTER, WHICH INVESTS IN INDIVIDUAL SECURITIES. REFERENCES TO THE FUND ARE TO THE FEEDER OR MASTER, AS THE CONTEXT REQUIRES. THE MASTER PORTFOLIO IS ADVISED BY WELLS FARGO BANK.
AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY GOVERNMENT AGENCY, NOR BY WELLS FARGO BANK.

OVERLAND EXPRESS SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OVERLAND EXPRESS SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND COMPARED WITH THE MERRILL LYNCH 1-YEAR TREASURY BILL INDEX

The chart on the next page shows the performance of the Overland Express Short-Term Government-Corporate Income Fund compared with the Merrill Lynch 1-Year Treasury Bill Index. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses and the maximum 3% initial sales charge. Investors should note that the Fund is a professionally managed mutual fund, while the Merrill Lynch 1-Year Treasury Bill Index is an unmanaged index and does not incur expenses. If Fund operating expenses had been applied to the Merrill Lynch 1-Year Treasury Bill Index, its performance would have been lower.

Average annual total returns for the indicated periods assume shares were purchased at the offering price, which includes the maximum 3% initial sales charge, and represents the average annual increase in value of the investment over the indicated periods, assuming reinvestment of dividends and capital gains distributions at net asset value. Your investment return and principal value will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future performance. The Fund's inception was September 19, 1994. 22

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                          MERRILL LYNCH
            OVERLAND EXPRESS SHORT-TERM              1-YEAR TREASURY BILL
            GOVERNMENT-CORPORATE INCOME FUND                   INDEX
Inception              $9,700                                $10,000
09/30/94               $9,714                                $10,015
10/31/94               $9,744                                $10,054
11/30/94               $9,696                                $10,049
12/31/94               $9,727                                $10,083
01/31/95               $9,837                                $10,184
02/28/95               $9,962                                $10,273
03/31/95               $9,995                                $10,333
04/28/95              $10,059                                $10,392
05/31/95              $10,129                                $10,485
06/30/95              $10,181                                $10,545
07/31/95              $10,229                                $10,597
08/31/95              $10,279                                $10,648
09/29/95              $10,311                                $10,692
10/31/95              $10,384                                $10,756
11/30/95              $10,457                                $10,820
12/29/95              $10,510                                $10,881

PERFORMANCE OF SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND AS OF 12/31/95
 .............................................................................

AVERAGE ANNUAL TOTAL RETURNS                 1 YR     SINCE 9/19/94 INCEPTION
 .............................................................................
With Maximum 3.0% Sales Charge               4.86%    4.00%
Without Sales Charge                         8.05%    6.41%

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NAV. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND WAS FORMERLY CALLED 1-3 YEAR DURATION FULL FAITH AND CREDIT GOVERNMENT INCOME FUND.

DURING THE PERIOD, WELLS FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR REIMBURSED OTHER EXPENSES, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

OVERLAND EXPRESS SHORT-TERM MUNICIPAL INCOME FUND

DAVID KLUG, TAX EXEMPT SPECIALIST/PORTFOLIO MANAGER. MR. DAVID KLUG, PORTFOLIO CO-MANAGER FOR THE SHORT-TERM MUNICIPAL INCOME MASTER PORTFOLIO, HAS MANAGED MUNICIPAL BOND PORTFOLIOS FOR WELLS FARGO BANK FOR OVER TEN YEARS. PRIOR TO JOINING WELLS FARGO BANK, HE MANAGED THE MUNICIPAL BOND PORTFOLIO FOR A MAJOR PROPERTY AND CASUALTY INSURANCE COMPANY. HIS INVESTMENT EXPERIENCE EXCEEDS 20 YEARS AND INCLUDES ALL ASPECTS OF TAX-EXEMPT FIXED-INCOME INESTMENTS. HE HOLDS AN M.B.A. FROM THE UNIVERSITY OF CHICAGO AND IS A MEMBER OF THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS AND ITS CALIFORNIA CHAPTER. MR. KLUG HAS BEEN CO-MANAGING THE FUND SINCE INCEPTION.

LAURA L. MILNER, TAX EXEMPT SPECIALIST/PORTFOLIO MANAGER. MS. MILNER JOINED WELLS FARGO BANK IN 1988. HER BACKGROUND INCLUDES OVER SEVEN YEARS' EXPERIENCE SPECIALIZING IN SHORT- AND LONG-TERM MUNICIPAL SECURITIES WITH SALOMON BROTHERS. SHE IS A MEMBER OF THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS AND ITS CALIFORNIA CHAPTER. MS. MILNER HAS BEEN CO-MANAGING THE FUND SINCE INCEPTION.

Q. THE OVERLAND EXPRESS SHORT-TERM MUNICIPAL INCOME FUND (THE "FUND") WAS AFFECTED BY 1995'S DECLINING INTEREST RATE ENVIRONMENT. HOW DID THIS AND OTHER FACTORS CONTRIBUTE TO THE FUND'S OVERALL PERFORMANCE FOR 1995?
A. The lowering of the federal funds rate by the Federal Reserve during the year had a positive impact on the Fund's performance. The action by the Federal Reserve was the result of low inflation and a slowing economy--both of which are good environments for fixed-income instruments. We currently anticipate a favorable environment for further easing of rates in 1996 which should also have a positive impact on the Fund. The Fund's maturity is concentrated in the short- to intermediate- part of the yield curve.

Q. WHAT CHANGES DID YOU MAKE IN THE FUND'S PORTFOLIO OVER THE PAST SIX MONTHS AND WHY?
A. The average maturity during the past six months was extended given our outlook for low inflation and continued interest rate declines. The Fund also purchased a BAA1-rated Puerto Rico bond at a 0.60% lower price than AAA-rated government obligations as the value between the two securities had widened.

Q. WHAT IS THE FUND'S LARGEST HOLDING AND WHY?
A. The Fund's largest holding is in Arizona State Department of Transportation Revenue Bonds which are additionally insured by the Municipal Bond Insurance Association ("MBIA"). Arizona is a "specialty" state meaning that at times it trades at a premium relative to comparably rated bonds in other states due to the high state tax rate and strong demand for Arizona municipal bonds. This purchase was made when Arizona debt securities were undervalued caused by a temporary increase in supply.

Q. WHAT IS SPECIAL ABOUT THE FUND'S INVESTMENT STRATEGY?
A. Our investment strategy for the Fund is based upon the business cycle. This means that we manage the portfolio beginning with a business cycle analysis, involving research and exploitation of recurring events and major trends in the economy. These macroeconomic cycles and their effects on short- to long-term interest rates guide the Fund's management
24

OVERLAND EXPRESS SHORT-TERM MUNICIPAL INCOME FUND

through an investment process: yield
curve positioning, sector allocation and security selection, all play a part in this process.

Q. GIVEN THE CONTINUED DISCUSSION OF FEDERAL TAX REFORM, WAS THERE AN IMPACT ON THE MUNICIPAL SECURITIES MARKET?
A. The continued discussions of the flat tax and its negative implications on municipal bonds have caused municipal securities to underperform Treasuries of similar maturities since mid-April. For example, the yield ratio between 20-year AAA-rated municipal securities and 20-year Treasury bonds had been as low as 77.4% in early 1995. As the threat that municipal securities may lose their federal tax-exempt status heightened, this ratio rose as high as 90.1% by late September. Most recently, the perceived threat of federal tax reform has somewhat receded, thus causing this ratio to drop to 87.6%. While this figure remains above the average for all of 1995, it is actually below the average for the fourth quarter of 1995.

Q. HOW DID 1995'S FOCUS ON EXOTIC DERIVATIVES AFFECT THE FUND'S PORTFOLIO?
A. Since the Fund neither purchases exotic derivative products nor leverages its assets, the Fund's portfolio was not negatively impacted by these events.

Q. WHAT IS YOUR OUTLOOK AS 1996 BEGINS RELATIVE TO THE FUND?
A. Currently we expect a favorable economic environment for further interest rate declines in 1996. In addition, short- to intermediate- maturity municipal securities should continue to experience strong demand in the marketplace as 1996 is expected to be the third largest year for redemption of outstanding municipal bonds. In addition, as the threat of federal tax reform and its implications on the municipal bond tax status lingers over the market, a fair amount of these redemption proceeds should return back to this short sector of the yield curve. With the Fund's maturity extended, this declining interest rate environment should positively impact the Fund.
THE SHORT-TERM MUNICIPAL INCOME FUND (THE "FEEDER") AND THE SHORT-TERM MUNICIPAL INCOME MASTER PORTFOLIO (THE "MASTER") ARE ORGANIZED AS A "MASTER-FEEDER" STRUCTURE. INSTEAD OF INVESTING DIRECTLY IN INDIVIDUAL PORTFOLIO SECURITIES, THE FEEDER FUND, WHICH IS OFFERED TO THE PUBLIC, HOLDS INTERESTS IN THE MASTER, WHICH INVESTS IN INDIVIDUAL SECURITIES. REFERENCES TO THE FUND ARE TO THE FEEDER OR MASTER, AS THE CONTEXT REQUIRES. THE MASTER PORTFOLIO IS ADVISED BY WELLS FARGO BANK.

OVERLAND EXPRESS SHORT-TERM
MUNICIPAL INCOME FUND

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OVERLAND EXPRESS SHORT-TERM MUNICIPAL INCOME FUND COMPARED WITH THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

The chart on the next page shows the performance of the Overland Express Short-Term Municipal Income Fund compared with the Lehman Brothers Municipal Bond Index. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses and the maximum 3% initial sales charge. The Lehman Brothers Municipal Bond Index is an unmanaged index that includes approximately 15,000 bonds. Investors should note that the Fund is a professionally managed mutual fund, while the index is unmanaged, does not incur expenses and is not available directly for investment. If Fund operating expenses had been applied to the index, its performance would have been lower.

Average annual total returns for the indicated periods assume shares were purchased at the offering price, which includes the maximum 3% initial sales charge, and represents the average annual increase in value of the investment over the indicated periods, assuming reinvestment of dividends and capital gains distributions at net asset value Your investment return and principal value will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future performance. The Fund's inception date was June 3, 1994.
26

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            OVERLAND EXPRESS SHORT-TERM    LEHMAN BROTHERS
             MUNICIPAL INCOME FUND       MUNICIPAL BOND INDEX
Inception              $9,700                    $10,000
Jun-94                 $9,683                     $9,939
Jul-94                 $9,726                    $10,121
Aug-94                 $9,665                    $10,156
Sep-94                 $9,679                    $10,007
Oct-94                 $9,688                     $9,829
Nov-94                 $9,698                     $9,651
Dec-94                 $9,713                     $9,863
Jan-95                 $9,790                    $10,145
Feb-95                 $9,866                    $10,440
Mar-95                 $9,826                    $10,560
Apr-95                 $9,862                    $10,573
May-95                $10,040                    $10,910
Jun-95                $10,079                    $10,815
Jul-95                $10,113                    $10,917
Aug-95                $10,172                    $11,055
Sep-95                $10,186                    $11,125
Oct-95                $10,243                    $11,287
Nov-95                $10,290                    $11,475
Dec-95                $10,306                    $11,585

            LIPPER TAX-FREE MONEY MARKET FUND AVERAGE
Inception                                      $10,000
Jun-94                                         $10,018
Jul-94                                         $10,036
Aug-94                                         $10,058
Sep-94                                         $10,061
Oct-94                                         $10,101
Nov-94                                         $10,127
Dec-94                                         $10,157
Jan-95                                         $10,183
Feb-95                                         $10,210
Mar-95                                         $10,241
Apr-95                                         $10,271
May-95                                         $10,305
Jun-95                                         $10,335
Jul-95                                         $10,363
Aug-95                                         $10,393
Sep-95                                         $10,421
Oct-95                                         $10,450
Nov-95                                         $10,480
Dec-95                                         $10,507

 .............................................................................

PERFORMANCE OF SHORT-TERM MUNICIPAL INCOME FUND AS OF 12/31/95

AVERAGE ANNUAL TOTAL RETURNS                 1 YR     SINCE 6/3/94 INCEPTION
 .............................................................................
With Maximum 3.0% Sales Charge               2.96%    1.98%
Without Sales Charge                         6.10%    3.90%

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NAV. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND WAS FORMERLY CALLED 1-3 YEAR DURATION MUNICIPAL INCOME FUND.

DURING THE PERIOD, WELLS FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR REIMBURSED OTHER EXPENSES, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

OVERLAND EXPRESS STRATEGIC GROWTH FUND

JON HICKMAN, PORTFOLIO MANAGER. MR. HICKMAN SHARES PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE STRATEGIC GROWTH FUND. HE HAS WORKED FOR WELLS FARGO SINCE 1986. HE HAS APPROXIMATELY 15 YEARS OF EXPERIENCE IN THE INVESTMENT MANAGEMENT FIELD AND IS A MEMBER OF WELLS FARGO'S EQUITY STRATEGY COMMITTEE. MR. HICKMAN HAS A B.A. AND AN M.B.A. IN FINANCE FROM BRIGHAM YOUNG UNIVERSITY AND HAS CO-MANAGED THE FUND SINCE ITS INCEPTION.

ROBERT BISSELL, PORTFOLIO MANAGER. MR. ROBERT BISSELL IS ALSO RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE STRATEGIC GROWTH FUND AND HAS PERFORMED SUCH DUTIES SINCE THE FUND'S INCEPTION. MR. BISSELL JOINED WELLS FARGO BANK AT THE TIME OF THE MERGER WITH CROCKER BANK AND HAS BEEN WITH THE COMBINED ORGANIZATION FOR OVER 20 YEARS. PRIOR TO JOINING WELLS FARGO BANK, HE WAS A VICE PRESIDENT AND INVESTMENT COUNSELOR WITH M.H. EDIE INVESTMENT COUNSELING, WHERE HE MANAGED INSTITUTIONAL AND HIGH-NET-WORTH PORTFOLIOS. MR. BISSELL HOLDS A FINANCE DEGREE FROM THE UNIVERSITY OF VIRGINIA. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE LOS ANGELES SOCIETY OF FINANCIAL ANALYSTS AND HAS CO-MANAGED THE FUND SINCE ITS INCEPTION.

Q. THE OVERLAND EXPRESS STRATEGIC GROWTH FUND (THE "FUND") POSTED STRONG PERFORMANCE FOR 1995. WHAT CONTRIBUTED TO THIS EXCEPTIONAL PERFORMANCE?
A. The Fund's performance resulted primarily from its focus on earnings growth, helped by its continued exposure to quality issues in the technology and healthcare sectors.

Q. THE FUND CONTINUED TO FAVOR THE TECHNOLOGY AND HEALTHCARE SECTORS IN 1995. HOW WAS THE FUND AFFECTED BY THESE SECTORS?
A. During 1995, the Fund's investments in the technology sector included semiconductor manufacturers and capital equipment companies. Semiconductor companies experienced strong growth in earnings due to supply shortages. Also emphasized in the technology sector were areas such as CD ROM, Internet/Networking and data storage companies. Under current market conditions, the Fund will continue to favor the technology sector. However because some future volatility is expected to occur in this area, individual stock selection will be a key focus to achieving competitive performance. Strong performing technology and semiconductor stocks held in the Fund's portfolio as of December 31, 1995, included Veritas Software, Envoy, PanAmSat, and Solectron.

During the last quarter of 1995, the Fund increased its weightings in the biotechnology and other healthcare sectors that were experiencing strong performance. Many healthcare companies reported an increased P/E ratio and share price in 1995 due to high demand for medical and healthcare attention for the elderly. Strong performances were posted from portfolio holdings such as Healthsouth Corp., Genzyme, and Liposome.

Q. ARE THERE OTHER SECTORS AND ISSUES THE FUND WILL PLACE PARTICULAR FOCUS ON AS 1996 BEGINS?
A. Under current market conditions, networking issues and the electronic storage areas of technology are expected to be a focus for the Fund in 1996. Networking issues are experiencing strong growth as businesses continue to focus on group communications and Internet/Networking spending. The rapid growth in multimedia applications, on-line services
28

OVERLAND EXPRESS STARTEGIC GROWTH FUND

and communications is increasing the need for digital storage. With the recent growth of the CD ROM industry and the Internet replacing televisions and other entertainment and communication systems, the CD ROM/Internet area will be a focus as we enter 1996. The Biotechnology/Medical Technology area also is expected to continue to be an area of focus.

In anticipation of favorable news from the final approval stages of many new drug and medical devices, the Fund's strategy for 1996 will include an increase in exposure to healthcare issues. An anticipated consolidation in the healthcare industry is expected to continue and may also benefit this sector as a whole.

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AS 1996 BEGINS AND HOW WILL THIS AFFECT YOUR OVERALL STRATEGY FOR THE FUND?
A. Slow growth in the economy should provide a favorable environment for aggressive growth stocks in 1996. In a slow growth economic environment, companies with high, consistent rates of earnings growth tend to perform well due to low levels of inflation. The Fund's current strategy is based on the assumption that consistent growth in revenues and earnings results in upward moves in stock prices.

OVERLAND EXPRESS STRATEGIC GROWTH FUND

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OVERLAND EXPRESS STRATEGIC GROWTH FUND COMPARED WITH THE S&P 500 INDEX

The chart on the next page shows the performance of the Overland Express Strategic Growth Fund compared with the S&P 500 Index. The chart assumes a hypothetical $10,000 initial investment. Class A shares reflect all Fund expenses and the maximum 4.5% initial sales charge. The Standard and Poor's 500 Index is an unmanaged index of 500 widely held common stocks, representing industrial, financial, utility and transportation companies, listed on the New York Stock Exchange, American Stock Exchange and the Over-The-Counter market. Investors should note that the Fund is a professionally managed mutual fund, while the index is unmanaged, does not incur expenses and is not available directly for investment. If Fund operating expenses had been applied to the index, its performance would have been lower.

Average annual total returns for the indicated periods assume shares were purchased at the offering price, which for class A shares, includes the maximum 4.5% initial sales charge, and for class D shares, the 1% contingent deferred sales charge ("CDSC"), and represents the average annual increase in value of the investment over the indicated periods, assuming reinvestment of dividends and capital gains distributions at net asset value. Your investment return and principal value will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future performance. Class A shares have been offered since January 20, 1993, and class D shares have been offered since July 1, 1993. The average annual total return for 1-year with CDSC reflects the contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.
30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                OVERLAND EXPRESS
              STRATEGIC GROWTH FUND
                    CLASS A                        S & P 500 INDEX
Jan-93                 $9,550           $10,000
Feb-93                 $9,789           $10,136
Mar-93                $10,305           $10,350
Apr-93                $10,219           $10,100
May-93                $11,242           $10,370
Jun-93                $11,355           $10,401
Jul-93                $11,384           $10,359
Aug-93                $12,140           $10,752
Sep-93                $12,916           $10,669
Oct-93                $12,928           $10,890
Nov-93                $12,507           $10,786
Dec-93                $13,042           $10,917
Jan-94                $13,724           $11,266
Feb-94                $13,743           $10,981
Mar-94                $12,419           $10,503
Apr-94                $12,516           $10,637
May-94                $12,508           $10,812
Jun-94                $11,609           $10,547
Jul-94                $11,915           $10,893
Aug-94                $13,042           $11,340
Sep-94                $13,002           $11,063
Oct-94                $13,625           $11,311
Nov-94                $13,279           $10,899
Dec-94                $13,593           $11,061
Jan-95                $13,388           $11,346
Feb-95                $14,135           $11,789
Mar-95                $14,841           $12,137
Apr-95                $15,076           $12,494
May-95                $15,546           $12,992
Jun-95                $17,449           $13,294
Jul-95                $19,055           $13,734
Aug-95                $19,226           $13,769
Sep-95                $19,709           $14,349
Oct-95                $21,491           $14,298
Nov-95                $19,510           $14,925
Dec-95                $19,372           $15,213

THE RETURN FOR CLASS D SHARES OF THE STRATEGIC GROWTH FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.
 ..............................................................................
PERFORMANCE OF STRATEGIC GROWTH FUND AS OF 12/31/95

CLASS A SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS                 1 YR     SINCE 1/20/93 INCEPTION
 ..............................................................................
With Maximum 4.5% Sales Charge               36.06%   25.05%
Without Sales Charge                         42.51%   27.01%

CLASS D SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS                 1 YR     SINCE 7/1/93 INCEPTION
 ..............................................................................
With 1.0% Contingent Deferred Sales Charge   40.57%   N/A
Without Contingent Deferred Sales Charge     41.54%   22.68%

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NAV. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS D SHARES WERE FIRST OFFERED JULY 1, 1993. CLASS A SHARES WERE FIRST OFFERED JANUARY 20, 1993. THE AVERAGE ANNUAL TOTAL RETURN FOR 1-YEAR WITH CDSC REFLECTS THE CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED ON REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASING SHARES.

DURING THE PERIOD, WELLS FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR REIMBURSED OTHER EXPENSES, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND

MICHAEL NIEDERMEYER, EXECUTIVE VICE PRESIDENT/PORTFOLIO MANAGER. MR. MICHAEL NIEDERMEYER, IS RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE U.S. GOVERNMENT INCOME FUND. MR. NIEDERMEYER IS THE CHIEF FIXED-INCOME INVESTMENT OFFICER FOR THE ASSET MANAGEMENT DIVISION AND CHAIRMAN OF THE FIXED-INCOME STRATEGY COMMITTEE. HE JOINED WELLS FARGO BANK'S ASSET MANAGEMENT DIVISION IN 1987. PRIOR TO JOINING WELLS FARGO BANK, HE WAS A PORTFOLIO MANAGER AT U.S. NATIONAL BANK OF OREGON RESPONSIBLE FOR THE BANK'S BOND PORTFOLIO AND WAS MANAGER OF THE MUNICIPAL TRADING AND UNDERWRITING DEPARTMENT. HE RECEIVED A B.A. IN BUSINESS ADMINISTRATION FROM CARROLL COLLEGE IN 1975 AND AN M.B.A. IN FINANCE FROM THE UNIVERSITY OF OREGON IN 1977. MR. NIEDERMEYER HAS CO-MANAGED THE FUND SINCE IT'S INCEPTION.

PAUL SINGLE, SENIOR TAXABLE SPECIALIST/PORTFOLIO MANAGER. MR. SINGLE HAS MANAGED TAXABLE BOND PORTFOLIOS FOR OVER A DECADE WITH SPECIFIC EXPERTISE IN MORTGAGE-BACKED SECURITIES ("MBS"). PRIOR TO JOINING WELLS FARGO IN EARLY 1988, HE WAS A SENIOR PORTFOLIO MANAGER FOR BENHAM CAPITAL MANAGEMENT GROUP. MR. SINGLE RECEIVED HIS B.S. FROM SPRINGFIELD COLLEGE. HE HAS CO-MANAGED THE FUND SINCE ITS INCEPTION.

Q. THE OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND (THE "FUND") WAS AFFECTED BY 1995'S DECLINING INTEREST RATE ENVIRONMENT. HOW DID THIS AND OTHER FACTORS CONTRIBUTE TO THE OVERALL PERFORMANCE FOR 1995?
A. With interest rates falling throughout 1995, we did two things to help improve performance. First, we increased the average weighted maturity of the Fund which made it more price sensitive to market interest rates. Secondly, we reduced the exposure to mortgage backed securities ("MBSs") (from about 70% of the portfolio to about 29%) and bought Treasury notes and bonds. The Treasuries are not subject to prepayment risk and, therefore, generally, have better price appreciation when interest rates decline. We believe these two actions contributed to the Fund's overall perfomance in 1995.

Q. THE FEDERAL RESERVE LOWERED THE FEDERAL FUNDS TARGET RATE BY 1/4% IN JULY AND BY ANOTHER 1/4% IN DECEMBER. HOW DID THIS AFFECT THE FUND'S PERFORMANCE?
A. In general, when interest rates fall, the value of fixed income securities rises. This was beneficial to the Fund on a total return basis. The common belief in the financial market is that monetary policy currently is too restrictive. With the Federal Reserve easing monetary policy at a slow pace, the stage is set for the economy to weaken more. With a weaker economy, interest rates should fall. It is currently expected that the environment will remain favorable for continued rate declines in 1996.

Q. HOW DO YOU EXPECT THE PREPAYMENT OF MORTGAGES TO AFFECT THE PERFORMANCE OF THE FUND IN 1996 ASSUMING THE FEDERAL RESERVE CONTINUES TO EASE RATES?
A. We expect prepayments to increase in 1996, which is typical as rates decline. Currently the portfolio plans to continue its strategy of maintaining a low level of MBSs as well as aggressively managing prepayment risks. There are certain methods used to pursue these goals. The Fund currently owns a number of older MBSs, supported by mortgages, that have already lived through low interest rates and did not experience prepayment because the value of the underlying real estate had fallen and the amount owed on the mortgage was more than the value of the home. Another way to manage risk is to purchase MBSs that are supported by newer mortgages that have low interest rates.
32

OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND

Q. HOW DID ALL THE ATTENTION FOCUSED ON EXOTIC DERIVATIVES AFFECT THE FUND'S PORTFOLIO?
A. Since the Fund neither purchases exotic derivative products nor leverages its assets, the Fund's portfolio was not negatively impacted by these events.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY GOVERNMENT AGENCY, NOR BY WELLS FARGO BANK.

OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND COMPARED WITH THE LEHMAN BROTHERS LONG-TERM GOVERNMENT BOND INDEX

The chart on the next page shows the performance of the Overland Express U.S. Government Income Fund compared with the Lehman Brothers Long-Term Government Bond Index. The chart assumes a hypothetical $10,000 initial investment. Class A shares reflect all Fund expenses and the maximum 4.5% initial sales charge. The Lehman Brothers Long-Term Government Bond Index is comprised of publicly issued long-term government debt securities and has an average maturity of 23-25 years. Investors should note that the Fund is a professionally managed mutual fund, while the index is unmanaged, does not incur expenses and is not available directly for investment. If Fund operating expenses had been applied to the index, its performance would have been lower.

Average annual total returns for the indicated periods assume shares were purchased at the offering price, which for class A shares, includes the maximum 4.5% initial sales charge, and for class D shares, the 1% contingent deferred sales charge ("CDSC"), and represents the average annual increase in value of the investment over the indicated periods, assuming reinvestment of dividends and capital gains distributions at net asset value. Your investment return and principal value will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future performance. Class A shares have been offered since April 7, 1988, and class D shares have been offered since July 1, 1993. The average annual total return for 1-year with CDSC reflects the contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.
34

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 OVERLAND EXPRESS U.S.      LEHMAN BROTHERS
                GOVERNMENT INCOME FUND    LONG-TERM GOVERNMENT
                       CLASS A                 BOND INDEX
Inception                $ 9,550                $ 10,000
Apr-88                   $ 9,550                 $ 9,820
May-88                   $ 9,499                 $ 9,689
Jun-88                   $ 9,716                $ 10,079
Jul-88                   $ 9,691                 $ 9,877
Aug-88                   $ 9,698                 $ 9,919
Sep-88                   $ 9,945                $ 10,291
Oct-88                  $ 10,085                $ 10,605
Nov-88                   $ 9,920                $ 10,367
Dec-88                   $ 9,860                $ 10,503
Jan-89                  $ 10,038                $ 10,727
Feb-89                   $ 9,960                $ 10,508
Mar-89                   $ 9,965                $ 10,619
Apr-89                  $ 10,146                $ 10,690
May-89                  $ 10,463                $ 11,293
Jun-89                  $ 10,772                $ 11,942
Jul-89                  $ 10,987                $ 12,224
Aug-89                  $ 10,600                $ 11,896
Sep-89                  $ 10,879                $ 11,931
Oct-89                  $ 11,174                $ 12,411
Nov-89                  $ 11,287                $ 12,526
Dec-89                  $ 11,321                $ 12,502
Jan-90                  $ 11,206                $ 12,047
Feb-90                  $ 11,257                $ 12,011
Mar-90                  $ 11,286                $ 11,959
Apr-90                  $ 11,169                $ 11,666
May-90                  $ 11,584                $ 12,214
Jun-90                  $ 11,755                $ 12,499
Jul-90                  $ 11,689                $ 12,816
Aug-90                  $ 11,557                $ 12,076
Sep-90                  $ 11,669                $ 12,215
Oct-90                  $ 11,883                $ 12,499
Nov-90                  $ 12,242                $ 13,026
Dec-90                  $ 12,473                $ 13,285
Jan-91                  $ 12,661                $ 13,445
Feb-91                  $ 12,744                $ 13,509
Mar-91                  $ 12,759                $ 13,562
Apr-91                  $ 12,910                $ 13,734
May-91                  $ 12,937                $ 13,723
Jun-91                  $ 12,865                $ 13,620
Jul-91                  $ 13,094                $ 13,834
Aug-91                  $ 13,491                $ 14,314
Sep-91                  $ 13,678                $ 14,766
Oct-91                  $ 13,893                $ 14,790
Nov-91                  $ 13,922                $ 14,870
Dec-91                  $ 14,728                $ 15,770
Jan-92                  $ 14,327                $ 15,274
Feb-92                  $ 14,357                $ 15,368
Mar-92                  $ 14,244                $ 15,202
Apr-92                  $ 14,240                $ 15,185
May-92                  $ 14,622                $ 15,616
Jun-92                  $ 14,612                $ 15,836
Jul-92                  $ 15,255                $ 16,500
Aug-92                  $ 15,370                $ 16,614
Sep-92                  $ 15,526                $ 16,865
Oct-92                  $ 15,275                $ 16,510
Nov-92                  $ 15,364                $ 16,588
Dec-92                  $ 15,650                $ 17,046
Jan-93                  $ 15,935                $ 17,532
Feb-93                  $ 16,236                $ 18,128
Mar-93                  $ 16,284                $ 18,171
Apr-93                  $ 16,377                $ 18,308
May-93                  $ 16,411                $ 18,388
Jun-93                  $ 16,841                $ 19,148
Jul-93                  $ 16,951                $ 19,470
Aug-93                  $ 17,355                $ 20,270
Sep-93                  $ 17,452                $ 20,337
Oct-93                  $ 17,502                $ 20,488
Nov-93                  $ 17,238                $ 19,957
Dec-93                  $ 17,319                $ 20,019
Jan-94                  $ 17,546                $ 20,487
Feb-94                  $ 17,196                $ 19,657
Mar-94                  $ 16,755                $ 18,792
Apr-94                  $ 16,602                $ 18,569
May-94                  $ 16,580                $ 18,440
Jun-94                  $ 16,491                $ 18,260
Jul-94                  $ 16,814                $ 18,664
Aug-94                  $ 16,607                $ 18,739
Sep-94                  $ 16,473                $ 18,147
Oct-94                  $ 16,387                $ 18,079
Nov-94                  $ 16,535                $ 18,193
Dec-94                  $ 16,486                $ 18,472
Jan-95                  $ 16,806                $ 18,951
Feb-95                  $ 17,184                $ 19,494
Mar-95                  $ 17,252                $ 19,683
Apr-95                  $ 17,493                $ 20,011
May-95                  $ 18,243                $ 21,554
Jun-95                  $ 18,470                $ 21,806
Jul-95                  $ 18,327                $ 21,452
Aug-95                  $ 18,569                $ 21,932
Sep-95                  $ 18,778                $ 22,340
Oct-95                  $ 19,072                $ 22,963
Nov-95                  $ 19,387                $ 23,552
Dec-95                  $ 19,871                $ 24,180

THE RETURN FOR CLASS D SHARES OF THE U.S. GOVERNMENT INCOME FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.
 ...............................................................................
PERFORMANCE OF U.S. GOVERNMENT INCOME FUND AS OF 12/31/95

CLASS A SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS                 1 YR     3 YR     5 YR     SINCE 4/7/88 INCEPTION
 ..............................................................................................
With Maximum 4.5% Sales Charge               13.89%   6.27%    8.53%    9.12%
Without Sales Charge                         19.32%   7.92%    9.54%    9.77%

CLASS D SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS                 1 YR                       SINCE 7/1/93 INCEPTION
 ..............................................................................................
With 1.0% Contingent Deferred Sales Charge   17.54%                     N/A
Without Contingent Deferred Sales Charge     18.54%                     5.60%

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NAV. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS D SHARES WERE FIRST OFFERED JULY 1, 1993. CLASS A SHARES WERE FIRST OFFERED APRIL 7, 1988. THE AVERAGE ANNUAL TOTAL RETURN FOR 1-YEAR WITH CDSC REFLECTS THE CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED ON REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASING SHARES.

DURING THE PERIOD, WELLS FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR REIMBURSED OTHER EXPENSES, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

OVERLAND EXPRESS U.S. TREASURY MONEY MARKET FUND

MARK KRASCHEL, LIQUIDITY MANAGEMENT SPECIALIST/PORTFOLIO MANAGER. MR. KRASCHEL HAS SPECIALIZED IN BOND INVESTMENT APPLICATIONS FOR OVER A DECADE. HE JOINED WELLS FARGO BANK IN 1988 AFTER FIVE YEARS IN FIXED-INCOME MANAGEMENT AT FIRST BOSTON CORPORATION. MR. KRASCHEL HOLDS A B.S. IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF OREGON AND AN M.B.A. IN FINANCE FROM THE UNIVERSITY OF SAN FRANCISCO. HE HAS CO-MANAGED THE FUND SINCE MAY 12, 1992.

MARK GREEN, LIQUIDITY MANAGEMENT SPECIALIST/PORTFOLIO MANAGER. MR. GREEN JOINED WELL FARGO BANK IN 1990 AND SPECIALIZES IN MANAGING TAXABLE, FIXED INCOME, LIQUIDITY ACCOUNTS. PRIOR TO JOINING THE INVESTMENT MANAGEMENT GROUP, HE WORKED AS AN ECONOMIST IN THE BANK'S ECONOMICS DIVISION, ANALYZING AND FORECASTING TRENDS IN THE U.S. ECONOMY AND FINANCIAL MARKETS. PRIOR TO JOINING WELLS FARGO, HE SPENT THREE YEARS AT MONEY MARKET SERVICES INTERNATIONAL, PROVIDING FIXED INCOME RESEARCH TO INSTITUTIONAL INVESTORS AND PRIMARY DEALERS. MR. GREEN HOLDS A B.A. IN BOTH ECONOMICS AND INTERNATIONAL RELATIONS, AS WELL AS AN M.A. IN ECONOMICS. HE IS ALSO A CHARTERED FINANCIAL ANALYST CANDIDATE. HE HAS CO-MANAGED THE FUND SINCE MAY 12, 1992.

Q. HOW DID THE OVERLAND EXPRESS U.S. TREASURY MONEY MARKET FUND -- CLASS A (THE "FUND") PERFORM DURING 1995?
A. The Fund's seven day yield for the period ended December 31, 1995 was 4.89%. The Fund achieved its goal of maintaining principal stability at a $1.00 per share net asset value while providing competitive money market yields.

Q. THE FEDERAL RESERVE LOWERED THE FEDERAL FUNDS TARGET RATE BY 1/4% IN JULY AND BY ANOTHER 1/4% IN DECEMBER. WHAT EFFECT DID THIS HAVE ON THE FUND?
A. After peaking in February, money market yields declined marginally over the course of the year. As a result, the Fund's yield fell as well. In anticipation of further Federal Reserve easings, average maturity has been extended in order to lock in current rates for a longer period of time.

Q. WHAT STEPS ARE YOU TAKING AS YOU LOOK AHEAD IN 1996 IN PURSUIT OF CONSISTENT RETURNS IN LIGHT OF LOWER FEDERAL FUNDS RATES?
A. Currently we are extending the maturity of the Fund. This should enable the Fund to take advantage of proper yield curve positioning and potentially declining interest rates.

Q. HOW DID THE ATTENTION FOCUSED ON EXOTIC DERIVATIVES AFFECT THE FUND'S PORTFOLIO?
A. Since the Fund neither purchases exotic derivative products nor leverages its assets, the Fund's portfolio was not negatively impacted by these events.

Q. WHAT IS THE CURRENT COMPOSITION OF THE PORTFOLIO?
A. As of December 31, 1995 the Fund was composed of 100% U.S. Treasury bills.

DURING THE PERIOD, WELL FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR REIMBURSED OTHER EXPENSES, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S YIELDS WOULD HAVE BEEN LOWER. ALTHOUGH THE FUND SEEKS TO MAINTAIN A $1.00 PER SHARE NET ASSET VALUE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.
AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY GOVERNMENT AGENCY, NOR BY WELLS FARGO BANK.
36

OVERLAND EXPRESS VARIABLE RATE GOVERNMENT FUND

PAUL SINGLE, SENIOR TAXABLE SPECIALIST/PORTFOLIO MANAGER. MR. SINGLE HAS MANAGED TAXABLE BOND PORTFOLIOS FOR OVER A DECADE WITH SPECIFIC EXPERTISE IN MORTGAGE-BACKED SECURITIES. PRIOR TO JOINING WELLS FARGO BANK IN EARLY 1988, HE WAS A SENIOR PORTFOLIO MANAGER FOR BENHAM CAPITAL MANAGEMENT GROUP. MR. SINGLE RECEIVED HIS B.S. FROM SPRINGFIELD COLLEGE. HE HAS CO-MANAGED THE FUND SINCE ITS INCEPTION.

SCOTT SMITH, PORTFOLIO MANAGER. MR. SMITH JOINED WELLS FARGO BANK IN 1988 AS A TAXABLE MONEY MARKET PORTFOLIO SPECIALIST. HIS EXPERIENCE INCLUDES A POSITION WITH A PRIVATE MONEY MANAGEMENT FIRM CONDUCTING MUTUAL FUND INVESTMENT OPERATIONS. MR. SMITH HOLDS A B.A. DEGREE FROM THE UNIVERSITY OF SAN DIEGO, AND HAS CO-MANAGED THE FUND SINCE MAY 1995.

Q. THE OVERLAND EXPRESS VARIABLE RATE GOVERNMENT FUND (THE "FUND") WAS AFFECTED BY 1995'S DECLINING INTEREST RATE ENVIRONMENT. HOW DID THIS AND OTHER FACTORS CONTRIBUTE TO THE OVERALL PERFORMANCE FOR 1995?
A. With the yield curve flattening, the chances of homeowners paying off their adjustable-rate mortgages and refinancing into fixed-rate mortgages (by doing so the homeowner can reduce their monthly mortgage payment) have increased. As a result, prepayments on adjustable-rate mortgages have increased and their value has remained relatively stable despite the declining interest rate environment.

Q. WAS THE FUND'S PERFORMANCE AS ANTICIPATED, CONSIDERING THE ECONOMIC ENVIRONMENT OF THE LAST SIX MONTHS?
A. Yes. We anticipated the decline in short-term and long-term interest rates. To take advantage of the expected move in interest rates, we positioned the portfolio to limit the speed at which coupon income would decline. In response, the Fund experienced appreciation in its net asset value ("NAV") and an increase in its monthly dividend.

Q. WHAT CHANGES DID YOU MAKE IN THE PORTFOLIO OVER THE LAST SIX MONTHS OF 1995 AND WHY?
A. Because we anticipated declining interest rates, we decreased the position of the Fund's portfolio invested in high coupon adjustable rate mortgages ("ARMs"). The purchase of Government National Mortgage Association ("GNMA") ARMs helped the performance of the Fund. GNMA ARMs have a lower prepayment rate than Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") ARMs. Lower prepayment rates mean that when interest rates declined this year, the Fund experienced appreciation of these securities. With interest rates falling in 1995, GNMA ARMs contributed to the increase in the Fund's NAV.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY GOVERNMENT AGENCY, NOR BY WELLS FARGO BANK.

OVERLAND EXPRESS VARIABLE RATE GOVERNMENT FUND

CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OVERLAND EXPRESS VARIABLE RATE GOVERNMENT FUND COMPARED WITH THE LEHMAN BROTHERS ARM INDEX

The chart on the next page shows the performance of the Overland Express Variable Rate Government Fund compared with the Lehman Brothers ARM Index. The chart assumes a hypothetical $10,000 initial investment. Class A shares reflect all Fund expenses and the maximum 3% initial sales charge. Investors should note that the Fund is a professionally managed mutual fund, while the index is unmanaged, does not incur expenses and is not available directly for investment. If Fund operating expenses had been applied to the index, its performance would have been lower.

Average annual total returns for the indicated periods assume shares were purchased at the offering price, which for class A shares includes the maximum 3% initial sales charge, and for class D shares, the 1% contingent deferred sales charge ("CDSC"), and represents the average annual increase in value of the investment over the indicated periods, assuming reinvestment of dividends and capital gains distributions at net asset value. Your investment return and principal value will fluctuate with market conditions, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future performance. Class A shares have been offered since November 1, 1990, and class D shares have been offered since July 1, 1993. The average annual total return for 1-year with CDSC reflects the contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.
38

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             OVERLAND EXPRESS VARIABLE
            RATE GOVERNMENT FUND CLASS A   LEHMAN BROTHERS ARM INDEX
Inception                $ 9,700                      $ 10,000
Nov-90                   $ 9,878                      $ 10,086
Dec-90                   $ 9,967                      $ 10,197
Jan-91                  $ 10,085                      $ 10,291
Feb-91                  $ 10,184                      $ 10,360
Mar-91                  $ 10,220                      $ 10,432
Apr-91                  $ 10,271                      $ 10,527
May-91                  $ 10,384                      $ 10,587
Jun-91                  $ 10,395                      $ 10,635
Jul-91                  $ 10,454                      $ 10,719
Aug-91                  $ 10,533                      $ 10,847
Sep-91                  $ 10,620                      $ 10,947
Oct-91                  $ 10,675                      $ 11,057
Nov-91                  $ 10,739                      $ 11,163
Dec-91                  $ 10,625                      $ 11,309
Jan-92                  $ 10,676                      $ 11,361
Feb-92                  $ 10,916                      $ 11,409
Mar-92                  $ 10,933                      $ 11,364
Apr-92                  $ 10,993                      $ 11,467
May-92                  $ 11,061                      $ 11,590
Jun-92                  $ 11,126                      $ 11,711
Jul-92                  $ 11,192                      $ 11,762
Aug-92                  $ 11,245                      $ 11,862
Sep-92                  $ 11,273                      $ 11,927
Oct-92                  $ 11,232                      $ 11,829
Nov-92                  $ 11,259                      $ 11,846
Dec-92                  $ 11,282                      $ 11,956
Jan-93                  $ 11,337                      $ 12,080
Feb-93                  $ 11,413                      $ 12,186
Mar-93                  $ 11,465                      $ 12,241
Apr-93                  $ 11,508                      $ 12,313
May-93                  $ 11,539                      $ 12,343
Jun-93                  $ 11,628                      $ 12,472
Jul-93                  $ 11,695                      $ 12,530
Aug-93                  $ 11,759                      $ 12,605
Sep-93                  $ 11,790                      $ 12,607
Oct-93                  $ 11,797                      $ 12,612
Nov-93                  $ 11,779                      $ 12,578
Dec-93                  $ 11,831                      $ 12,673
Jan-94                  $ 11,896                      $ 12,758
Feb-94                  $ 11,876                      $ 12,717
Mar-94                  $ 11,797                      $ 12,616
Apr-94                  $ 11,729                      $ 12,549
May-94                  $ 11,636                      $ 12,539
Jun-94                  $ 11,652                      $ 12,567
Jul-94                  $ 11,645                      $ 12,644
Aug-94                  $ 11,677                      $ 12,706
Sep-94                  $ 11,623                      $ 12,654
Oct-94                  $ 11,586                      $ 12,643
Nov-94                  $ 11,440                      $ 12,606
Dec-94                  $ 11,380                      $ 12,674
Jan-95                  $ 11,482                      $ 12,684
Feb-95                  $ 11,587                      $ 13,143
Mar-95                  $ 11,673                      $ 13,206
Apr-95                  $ 11,739                      $ 13,346
May-95                  $ 11,847                      $ 13,562
Jun-95                  $ 11,871                      $ 13,618
Jul-95                  $ 11,937                      $ 13,667
Aug-95                  $ 11,994                      $ 13,676
Sep-95                  $ 12,039                      $ 13,773
Oct-95                  $ 12,108                      $ 13,859
Nov-95                  $ 12,215                      $ 13,977
Dec-95                  $ 12,255                      $ 14,083

THE RETURN FOR CLASS D SHARES OF THE VARIABLE RATE GOVERNMENT FUND WILL VARY FROM THE RESULTS SHOWN DUE TO DIFFERENT EXPENSES AND LOAD STRUCTURES.
 ..............................................................................
PERFORMANCE OF VARIABLE RATE GOVERNMENT FUND AS OF 12/31/95

CLASS A SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS                 1 YR     3 YR     5 YR     SINCE 11/1/90 INCEPTION
 ...............................................................................................
With Maximum 3.0% Sales Charge               4.50%    1.75%    3.59%    4.01%
Without Sales Charge                         7.69%    2.80%    4.22%    4.63%

CLASS D SHARE PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS                 1 YR                       SINCE 7/1/93 INCEPTION
 ...............................................................................................
With 1.0% Contingent Deferred Sales Charge   6.09%                      N/A
Without Contingent Deferred Sales Charge     7.08%                      1.53%

ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NAV. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. CLASS D SHARES WERE FIRST OFFERED JULY 1, 1993. CLASS A SHARES WERE FIRST OFFERED NOVEMBER 1, 1990. THE AVERAGE ANNUAL TOTAL RETURN FOR 1-YEAR WITH CDSC REFLECTS THE CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED ON REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASING SHARES.

DURING THE PERIOD, WELLS FARGO BANK HAS VOLUNTARILY WAIVED PORTIONS OF ITS FEES OR REIMBURSED OTHER EXPENSES, WHICH HAS REDUCED OPERATING EXPENSES FOR SHAREHOLDERS. WITHOUT THIS REDUCTION, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

ASSET ALLOCATION FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - 96.16%
        11,334   Abbott Laboratories                                             $    364,201  $    473,195
         1,491   Advanced Micro Devices+                                               45,243        24,602
         1,654   Aetna Life & Casualty Co                                              98,398       114,540
         1,722   Ahmanson (H F) & Co                                                   35,216        45,633
         1,567   Air Products & Chemicals Inc                                          72,329        82,659
         7,043   Airtouch Communications+                                             172,234       198,965
           366   Alberto-Culver Co Class B                                              9,964        12,581
         3,608   Albertson's Inc                                                      102,520       118,613
         3,204   Alcan Aluminium Ltd                                                   76,446        99,725
         1,580   Alco Standard Corp                                                    46,219        72,088
           692   Alexander & Alexander Services                                        16,429        13,148
           880   Allergan Inc                                                          21,823        28,600
         4,030   Allied Signal Inc                                                    154,897       191,425
         6,377   Allstate Corp                                                        180,642       262,254
         2,719   Alltel Corp                                                           78,280        80,211
         2,544   Aluminum Co of America                                               101,545       134,514
         1,222   ALZA Corp+                                                            27,178        30,245
         1,667   Amdahl Corp+                                                          12,806        14,170
         1,283   Amerada Hess Corp                                                     66,121        67,999
         2,722   American Brands Inc                                                   97,131       121,469
         2,669   American Electric Power Inc                                           96,643       108,095
         6,966   American Express Corp                                                221,319       288,218
         2,913   American General Corp                                                 97,116       101,591
         1,045   American Greetings Corp Class A                                       30,460        28,868
         4,463   American Home Products Corp                                          308,728       432,911
         6,795   American International Group Inc                                     460,909       628,538
         2,075   American Stores Co                                                    49,696        55,506
         7,928   Ameritech Corp                                                       341,835       467,752
         3,734   Amgen Inc+                                                            95,299       221,706
         7,088   Amoco Corp                                                           429,656       509,450
         3,083   AMP Inc                                                              111,447       118,310
         1,059   AMR Corp+                                                             70,857        78,631
           567   Andrew Corp+                                                          13,856        21,688
         3,684   Anheuser-Busch Inc                                                   190,429       246,368
         1,750   Apple Computer Inc                                                    60,803        55,781

ASSET ALLOCATION FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - CONTINUED
         2,519   Applied Materials Inc+                                          $     74,933  $     99,186
         7,716   Archer-Daniels-Midland Co                                            119,244       138,888
         1,518   Armco Inc+                                                            10,011         8,918
           516   Armstrong World Industries Inc                                        22,991        31,992
           564   ASARCO Inc                                                            13,275        18,048
           952   Ashland Inc                                                           31,931        33,439
        22,655   AT & T Corp                                                        1,279,209     1,466,911
         2,325   Atlantic Richfield Corp                                              265,275       257,494
           638   Autodesk Inc                                                          19,311        21,852
         2,020   Automatic Data Processing                                            113,442       149,985
           771   Avery Dennison Corp                                                   24,279        38,646
           987   Avon Products Inc                                                     58,510        74,395
         1,986   Baker Hughes Inc                                                      47,365        48,409
           395   Ball Corp                                                             12,419        10,863
           651   Bally Entertainment Corp+                                              6,228         9,114
         2,132   Baltimore Gas & Electric Co                                           54,494        60,762
         5,620   Banc One Corp                                                        198,488       212,155
         1,584   Bank of Boston Corp                                                   45,276        73,260
         2,698   Bank of New York Inc                                                  95,325       131,528
         5,339   BankAmerica Corp                                                     257,644       345,700
         1,159   Bankers Trust N Y Corp                                                82,521        77,074
           808   Bard (C R) Inc                                                        20,996        26,058
         1,350   Barnett Banks Inc                                                     62,527        79,650
         5,079   Barrick Gold Corp                                                    140,746       133,959
           815   Bausch & Lomb Inc                                                     35,361        32,294
         3,921   Baxter International Inc                                             114,508       164,192
           945   Becton Dickinson & Co                                                 42,703        70,875
         6,258   Bell Atlantic Corp                                                   366,952       418,504
        14,146   BellSouth Corp                                                       423,755       615,351
           711   Bemis Co Inc                                                          17,258        18,219
           727   Beneficial Corp                                                       29,381        33,896
         1,639   Bethlehem Steel Corp+                                                 25,607        22,946
         1,388   Beverly Enterprises+                                                  15,963        14,748
         1,703   Biomet Inc+                                                           20,088        30,441
         1,261   Black & Decker Corp                                                   30,333        44,450

ASSET ALLOCATION FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - CONTINUED
         1,518   Block (H & R) Inc                                               $     60,554  $     61,479
         1,832   Boatmen's Bancshares Inc                                              58,542        74,883
         4,936   Boeing Co                                                            231,395       386,859
           648   Boise Cascade Corp                                                    18,773        22,437
         2,324   Boston Scientific Corp+                                               56,898       113,876
           412   Briggs & Stratton Corp                                                14,769        17,871
         7,280   Bristol-Myers Squibb Co                                              441,567       625,170
           278   Brown Group Inc                                                        8,427         3,962
           969   Brown-Forman Corp Class B                                             28,451        35,369
         3,026   Browning-Ferris Industries Inc                                        88,604        89,267
         1,423   Brunswick Corp                                                        25,436        34,152
         2,011   Burlington Northern Santa Fe                                         105,405       156,858
         1,757   Burlington Resources Inc                                              75,246        68,962
           982   Cabletron Systems Inc+                                                52,598        79,542
         3,545   Campbell Soup Co                                                     153,490       212,700
         2,210   Capital Cities/ABC Inc                                               150,120       272,659
         2,246   Carolina Power & Light Co                                             69,800        77,487
         2,878   Caterpillar Inc                                                      137,976       169,083
           414   Centex Corp                                                           14,627        14,387
         2,711   Central & South West Corp                                             79,143        75,569
           842   Ceridian Corp+                                                        25,616        34,733
         1,415   Champion International Corp                                           51,722        59,430
         1,460   Charming Shoppes Inc                                                  13,786         4,198
         2,489   Chase Manhattan Corp                                                  96,324       150,896
         3,574   Chemical Banking Corp Class A                                        156,240       209,973
         9,343   Chevron Corp                                                         438,230       490,508
         5,426   Chrysler Corp                                                        245,898       300,465
         1,205   Chubb Corp                                                           103,978       116,584
         1,001   CIGNA Corp                                                            68,088       103,353
           472   Cincinnati Milacron Inc                                               11,025        12,390
         2,254   Cinergy Corp                                                          55,479        69,029
         1,427   Circuit City Stores Inc                                               37,833        39,421
         3,919   Cisco Systems Inc+                                                   147,761       292,455
         6,059   Citicorp                                                             265,467       407,468
           738   Clorox Co                                                             43,313        52,859

ASSET ALLOCATION FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - CONTINUED
         1,451   Coastal Corp                                                    $     42,197  $     54,050
        17,908   Coca-Cola Co                                                         906,498     1,329,669
         2,069   Colgate-Palmolive Co                                                 125,232       145,347
           714   Columbia Gas System Inc+                                              19,460        31,327
         6,357   Columbia HCA Healthcare Corp                                         264,456       322,618
         3,483   Comcast Corp Class A                                                  68,321        63,347
         1,681   Comerica Inc                                                          62,861        67,450
           623   Community Psychiatric Centers+                                         7,378         7,632
         3,764   Compaq Computer Corp+                                                103,696       180,672
         3,436   Computer Associates International Inc                                107,579       195,423
           752   Computer Sciences Corp+                                               31,924        52,828
         3,459   ConAgra Inc                                                           99,028       142,684
         1,113   Conrail Inc                                                           62,342        77,910
         3,367   Consolidated Edison Co                                               110,036       107,744
           612   Consolidated Freightways                                              12,069        16,218
         1,375   Consolidated Natural Gas Co                                           65,662        62,391
         1,506   Cooper Industries Inc                                                 68,429        55,346
         1,159   Cooper Tire & Rubber Co                                               29,726        28,540
           543   Coors (Adolph) Co Class B                                              9,978        12,014
         1,972   CoreStates Financial Corp                                             58,265        74,690
         3,237   Corning Inc                                                          103,802       103,584
         2,047   CPC International Inc                                                104,116       140,475
           411   Crane Co                                                              12,362        15,156
           383   Cray Research Inc+                                                     8,580         9,479
         1,312   Crown Cork & Seal Co+                                                 52,778        54,776
         2,950   CSX Corp                                                             114,685       134,594
         2,449   CUC International Inc+                                                65,829        83,572
           591   Cummins Engine Co Inc                                                 26,276        21,867
         1,359   Cyprus Amax Minerals                                                  36,809        35,504
         1,464   Dana Corp                                                             39,634        42,822
         2,300   Darden Restaurants Inc+                                               25,309        27,313
           623   Data General Corp+                                                     6,597         8,566
         1,014   Dayton-Hudson Corp                                                    69,970        76,050
         2,377   Dean Witter Discover & Co                                            100,333       111,719
         3,755   Deere & Co                                                            95,691       132,364

ASSET ALLOCATION FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - CONTINUED
           692   Delta Air Lines Inc                                             $     41,157  $     51,122
         1,217   Deluxe Corp                                                           42,684        35,293
         2,109   Detroit Edison Co                                                     68,155        72,761
         1,291   Dial Corp                                                             28,047        38,246
         2,068   Digital Equipment Corp+                                               83,040       132,611
         1,658   Dillard Department Stores Inc Class A                                 54,855        47,253
         7,394   Disney (Walt) Co                                                     345,085       436,246
         2,505   Dominion Resources Inc                                               107,069       103,331
         2,221   Donnelley (R R) & Sons Co                                             72,106        87,452
         1,605   Dover Corp                                                            47,120        59,184
         3,738   Dow Chemical Co                                                      241,828       263,062
         1,353   Dow Jones & Co Inc                                                    45,803        53,951
         2,624   Dresser Industries Inc                                                58,232        63,960
         1,649   DSC Communications Corp+                                              57,162        60,807
         2,937   Duke Power Co                                                        121,532       139,140
         2,448   Dun & Bradstreet Corp                                                143,485       158,508
         7,972   DuPont (E I) de Nemours                                              448,829       557,044
           303   Eastern Enterprises                                                    8,320        10,681
         1,162   Eastman Chemical Co                                                   63,054        72,770
         4,905   Eastman Kodak Co                                                     256,988       328,635
         1,146   Eaton Corp                                                            57,990        61,454
           834   Echlin Inc                                                            27,501        30,441
         1,624   Echo Bay Mines Ltd                                                    16,250        16,849
           906   Ecolab Inc                                                            20,855        27,180
           794   EG & G Inc                                                            14,708        19,255
         3,161   Emerson Electric Co                                                  201,007       258,412
         2,065   Engelhard Corp                                                        42,663        44,914
         3,614   Enron Corp                                                           126,002       137,784
         1,024   Enserch Corp                                                          18,740        16,640
         3,272   Entergy Corp                                                         103,692        95,706
        17,687   Exxon Corp                                                         1,194,713     1,417,171
           769   Federal Express Corp+                                                 47,740        56,810
         2,620   Federal Home Loan Mortgage Corp                                      154,153       218,770
         3,892   Federal National Mortgage Assoc                                      327,517       483,095
           693   Federal Paper Board Co                                                18,796        35,949

ASSET ALLOCATION FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - CONTINUED
         2,880   Federated Department Stores Inc+                                $     78,333  $     79,200
         1,926   First Bank System Inc                                                 99,941        95,578
         4,545   First Chicago NBD Corp                                               134,355       179,528
         3,180   First Data Corp                                                      185,630       212,663
         1,135   First Fidelity Bancorp                                                56,518        85,551
         1,105   First Interstate Bancorp                                              81,993       150,833
         2,450   First Union Corp                                                     112,667       136,281
         3,510   Fleet Financial Group Inc                                            108,576       143,033
           675   Fleetwood Enterprises Inc                                             14,762        17,381
           515   Fleming Co Inc                                                        14,280        10,622
         1,162   Fluor Corp                                                            54,345        76,692
           493   FMC Corp+                                                             29,922        33,339
        15,381   Ford Motor Co                                                        423,598       446,049
           491   Foster Wheeler Corp                                                   16,720        20,868
         2,592   FPL Group Inc                                                         99,526       120,204
         2,923   Freeport McMoRan Copper & Gold Inc Class B                            79,653        82,209
         1,140   Fruit of the Loom Inc Class A+                                        30,580        27,788
         2,028   Gannett Co Inc                                                       107,254       124,469
         2,099   Gap Inc                                                               67,774        88,158
           898   General Dynamics Corp                                                 39,687        53,094
        23,846   General Electric Co                                                1,261,946     1,716,912
         2,300   General Mills Inc                                                    117,388       132,825
        10,654   General Motors Corp                                                  499,942       563,330
         1,692   General Public Utilities                                              50,713        57,528
         1,220   General Re Corp                                                      156,340       189,100
           659   General Signal Corp                                                   23,122        21,335
         1,726   Genuine Parts Co                                                      65,201        70,766
         1,325   Georgia-Pacific Corp                                                  93,460        90,928
           816   Giant Food Inc Class A                                                20,352        25,704
           474   Giddings & Lewis Inc                                                   9,691         7,821
         6,318   Gillette Co                                                          214,050       329,326
           851   Golden West Financial                                                 36,942        47,018
           372   Goodrich (B F) Co                                                     17,309        25,343
         2,192   Goodyear Tire & Rubber Co                                             90,771        99,462
         1,379   Grace (W R) & Co                                                      65,736        81,533

ASSET ALLOCATION FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - CONTINUED
           708   Grainger (W W) Inc                                              $     42,054  $     46,905
           558   Great Atlantic & Pacific Tea Co                                       14,389        12,834
           880   Great Lakes Chemical Corp                                             57,877        63,360
         1,977   Great Western Financial Corp                                          38,443        50,414
        13,801   GTE Corp                                                             490,370       607,244
         1,595   Halliburton Co                                                        60,611        80,747
           364   Handleman Co                                                           4,049         2,093
         1,081   Harcourt General Inc                                                  40,678        45,267
           415   Harland (John H) Co                                                   10,143         8,663
           651   Harnischfeger Industries Inc                                          17,683        21,646
         1,425   Harrah's Entertainment Inc+                                           43,756        34,556
           535   Harris Corp                                                           24,381        29,224
         1,295   Hasbro Inc                                                            45,407        40,145
         5,225   Heinz (H J) Co                                                       137,363       173,078
           326   Helmerich & Payne Inc                                                 10,044         9,699
         1,599   Hercules Inc                                                          64,319        90,144
         1,064   Hershey Foods Corp                                                    53,266        69,160
         7,307   Hewlett Packard Co                                                   371,950       611,961
           668   Hilton Hotels Corp                                                    40,984        41,082
         6,798   Home Depot Inc                                                       283,026       325,454
         2,044   Homestake Mining Co                                                   36,903        31,938
         1,778   Honeywell Inc                                                         66,856        86,455
         1,362   Household International Inc                                           56,042        80,528
         3,776   Houston Industries Inc                                                83,137        91,568
         2,277   Humana Inc+                                                           63,761        62,333
         1,686   Illinois Tool Works Inc                                               75,434        99,474
         1,739   Inco Ltd                                                              40,685        57,822
         1,560   Ingersoll-Rand Co                                                     56,817        54,795
           745   Inland Steel Industries Inc                                           20,931        18,718
        11,729   Intel Corp                                                           480,003       665,621
           638   Intergraph Corp+                                                       7,189        10,049
         8,116   International Business Machines Corp                                 524,299       744,643
         1,551   International Flavors & Fragrances                                    65,863        74,448
         3,676   International Paper Co                                               129,959       139,229
         1,082   Interpublic Group Cos Inc                                             34,518        46,932

ASSET ALLOCATION FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - CONTINUED
         1,633   ITT Corp+                                                       $     65,560  $     86,549
         1,633   ITT Hartford Group Inc+                                               63,461        78,996
         1,633   ITT Industries Inc                                                    28,259        39,192
         1,212   James River Corp                                                      25,919        29,240
         1,026   Jefferson-Pilot Corp                                                  36,917        47,709
         9,187   Johnson & Johnson                                                    476,072       786,637
           543   Johnson Controls Inc                                                  30,328        37,331
           562   Jostens Inc                                                           11,411        13,629
         6,634   K Mart Corp                                                          124,989        48,097
           432   Kaufman & Broad Home Corp                                              7,470         6,426
         3,105   Kellogg Co                                                           178,630       239,861
           700   Kerr-McGee Corp                                                       36,902        44,450
         3,247   KeyCorp                                                               98,651       117,704
         4,013   Kimberly-Clark Corp                                                  183,343       332,076
           493   King World Productions+                                               19,508        19,165
           747   Knight-Ridder Inc                                                     41,255        46,688
         1,711   Kroger Co+                                                            39,622        64,163
         4,304   Laidlaw Inc Class B                                                   38,327        44,116
         7,858   Lilly (Eli) & Co                                                     244,372       442,013
         5,082   Limited Inc                                                          107,198        88,300
         1,516   Lincoln National Corp                                                 65,986        81,485
         1,114   Liz Claiborne Inc                                                     25,343        30,914
         2,847   Lockheed Martin Corp                                                 141,680       224,913
         1,714   Loews Corp                                                            96,116       134,335
           305   Longs Drug Stores Corp                                                10,302        14,602
         2,485   Loral Corp                                                            48,087        87,907
           445   Louisiana Land & Exploration Co                                       18,592        19,079
         1,571   Louisiana-Pacific Corp                                                49,990        38,097
         2,331   Lowe's Co Inc                                                         59,402        78,089
         1,826   LSI Logic Corp+                                                       66,451        59,802
           381   Luby's Cafeterias Inc                                                  8,448         8,477
         1,134   Mallinckrodt Group Inc                                                36,297        41,249
           939   Manor Care Inc                                                        22,668        32,865
         1,830   Marriott International                                                52,059        69,998
         1,046   Marsh & McLennan Companies Inc                                        88,268        92,833

ASSET ALLOCATION FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - CONTINUED
         2,241   Masco Corp                                                      $     66,673  $     70,311
         3,186   Mattel Inc                                                            68,071        97,970
         3,535   May Co Department Stores Co                                          140,956       149,354
         1,530   Maytag Corp                                                           25,930        30,983
         2,152   MBNA Corp                                                             57,662        79,355
           764   McDermott International Inc                                           21,096        16,808
         9,870   McDonald's Corp                                                      306,301       445,384
         1,649   McDonnell Douglas Corp                                                69,792       151,708
           681   McGraw-Hill Inc                                                       48,477        59,332
         9,688   MCI Communications                                                   233,426       253,099
           719   Mead Corp                                                             34,693        37,568
         3,287   Medtronic Inc                                                         86,838       183,661
         2,123   Mellon Bank Corp                                                      85,462       114,111
         1,545   Melville Corp                                                         64,888        47,509
           506   Mercantile Stores Co Inc                                              19,748        23,403
        17,605   Merck & Co Inc                                                       681,765     1,157,529
           428   Meredith Corp                                                          9,494        17,923
         2,520   Merrill Lynch & Co Inc                                               117,702       128,520
         2,912   Micron Technology Inc                                                 85,887       115,388
         8,456   Microsoft Corp+                                                      549,532       742,014
           597   Millipore Corp                                                        12,889        24,552
         6,046   Minnesota Mining & Manufacturing Co                                  336,808       400,548
         5,619   Mobil Corp                                                           484,768       629,328
         1,693   Monsanto Co                                                          120,149       207,393
         1,480   Moore Corp Ltd                                                        28,602        27,565
         2,697   Morgan (J P) & Co Inc                                                194,444       216,434
         1,048   Morgan Stanley Group                                                 104,090        84,495
         2,073   Morton International Inc                                              61,300        74,369
         8,443   Motorola Inc                                                         447,192       481,251
           137   NACCO Industries Inc Class A                                           6,482         7,604
           930   Nalco Chemical Co                                                     33,069        28,016
         2,146   National City Corp                                                    60,941        71,086
         1,820   National Semiconductor+                                               36,229        40,495
           702   National Service Industries Inc                                       18,651        22,727
         3,901   NationsBank                                                          205,081       271,607

ASSET ALLOCATION FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - CONTINUED
         1,086   Navistar International Corp+                                    $     21,186  $     11,403
         1,367   New York Times Co Class A                                             33,372        40,497
         2,282   Newell Co                                                             48,066        59,047
         1,277   Newmont Mining Corp                                                   52,008        57,784
         2,118   Niagara Mohawk Power Corp                                             42,085        20,386
           699   NICOR Inc                                                             18,913        19,223
         1,993   Nike Inc Class B                                                      63,906       138,763
         1,771   NorAm Energy Corp                                                     13,773        15,718
         1,214   Nordstrom Inc                                                         41,859        49,167
         1,866   Norfolk Southern Corp                                                125,332       148,114
           939   Northern States Power Co                                              43,096        46,128
         3,626   Northern Telecom Ltd                                                 110,688       155,918
           666   Northrop Grumman Corp                                                 28,300        42,624
         5,082   Norwest Corp                                                         139,473       167,706
         5,303   Novell Inc+                                                          104,378        75,568
         1,285   Nucor Corp                                                            61,370        73,406
         6,065   NYNEX Corp                                                           261,680       327,510
         4,539   Occidental Petroleum Corp                                             97,600        97,021
           694   Ogden Corp                                                            15,262        14,834
         2,194   Ohio Edison Co                                                        50,661        51,559
           353   ONEOK Inc                                                              7,181         8,075
         6,159   Oracle Systems Corp+                                                 153,281       260,988
         1,487   Oryx Energy Co+                                                       27,388        19,889
           253   Outboard Marine Corp                                                   5,247         5,155
           699   Owens Corning Fiberglass+                                             28,783        31,368
           524   PACCAR Inc                                                            26,446        22,074
         1,214   Pacific Enterprises                                                   30,943        34,296
         6,072   Pacific Gas & Electric Co                                            194,580       172,293
         6,074   Pacific Telesis Group                                                189,011       204,238
         4,125   PacifiCorp                                                            79,397        87,656
         1,596   Pall Corp                                                             31,773        42,893
         2,179   Panhandle Eastern Corp                                                52,909        60,740
         1,007   Parker Hannifin Corp                                                  28,324        34,490
         3,162   PECO Energy Co                                                        94,095        95,255
         3,203   Penney (J C) Co Inc                                                  145,952       152,543

ASSET ALLOCATION FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - CONTINUED
           619   Pennzoil Co                                                     $     35,821  $     26,153
           486   Peoples Energy Corp                                                   14,963        15,431
           848   Pep Boys-Manny Moe & Jack                                             21,766        21,730
        11,265   Pepsico Inc                                                          465,257       629,432
           588   Perkin-Elmer Corp                                                     19,390        22,197
         9,014   Pfizer Inc                                                           335,622       567,882
         7,216   Pharmacia and Upjohn Inc+                                            208,742       279,620
         1,004   Phelps Dodge Corp                                                     50,598        62,499
        12,017   Philip Morris Co Inc                                                 700,001     1,087,539
         3,706   Phillips Petroleum Co                                                123,645       126,467
         1,158   Pioneer Hi Bred International Inc                                     43,392        64,414
         2,163   Pitney Bowes Inc                                                      85,864       101,661
           568   Pittston Services Group                                               13,206        17,821
         3,418   Placer Dome Inc                                                       76,684        82,459
         3,272   PNC Bank Corp                                                         92,437       105,522
           646   Polaroid Corp                                                         23,111        30,604
           384   Potlatch Corp                                                         16,512        15,360
         2,268   PP & L Resources Inc                                                  58,727        56,700
         2,921   PPG Industries Inc                                                   106,622       133,636
         2,008   Praxair Inc                                                           38,028        67,519
           894   Premark International Inc                                             35,274        45,259
         2,771   Price/Costco Inc+                                                     47,973        42,258
         9,807   Procter & Gamble Co                                                  579,939       813,981
         1,341   Providian Corp                                                        51,809        54,646
         3,475   Public Services Enterprise Group                                     111,090       106,422
           413   Pulte Corp                                                            13,138        13,887
         1,960   Quaker Oats Co                                                        67,000        67,620
         1,471   Ralston-Purina Group                                                  60,884        91,754
           598   Raychem Corp                                                          23,195        34,011
         3,516   Raytheon Co                                                          119,542       166,131
         1,103   Reebok International Ltd                                              31,703        31,160
           792   Republic New York Corp                                                46,427        49,203
           858   Reynolds Metals Co                                                    42,713        48,584
         1,177   Rite Aid Corp                                                         24,148        40,312
           536   Roadway Services Inc                                                  28,707        26,197

ASSET ALLOCATION FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - CONTINUED
         3,049   Rockwell International Corp                                     $    120,244  $    161,216
           962   Rohm & Haas Co                                                        54,069        61,929
         1,178   Rowan Co Inc+                                                         10,128        11,633
         7,619   Royal Dutch Petroleum Co                                             843,553     1,075,231
         2,249   Rubbermaid Inc                                                        70,144        57,350
           526   Russell Corp                                                          15,230        14,597
           681   Ryan's Family Steak House+                                             5,480         4,767
         1,127   Ryder System Inc                                                      27,697        27,893
         1,782   SAFECO Corp                                                           54,464        61,479
           795   Safety-Kleen Corp                                                     12,637        12,422
         1,560   Salomon Inc                                                           67,922        55,380
         1,257   Santa Fe Energy Resources Inc+                                        12,390        12,099
         1,888   Santa Fe Pacific Gold Corp                                            26,174        22,892
         6,865   Sara Lee Corp                                                        181,147       218,822
         8,729   SBC Communication Inc                                                384,622       501,918
         6,310   SCEcorp                                                              131,257       112,003
         5,310   Schering-Plough Corp                                                 186,532       290,723
         3,486   Schlumberger Ltd                                                     221,762       241,406
         1,135   Scientific-Atlanta Inc                                                20,926        17,030
         5,343   Seagram Co Ltd                                                       147,490       185,001
         5,560   Sears Roebuck & Co                                                   160,726       216,840
         1,468   Service Corp International                                            40,642        64,592
           342   Shared Medical System Corp                                             9,075        18,596
         1,171   Sherwin Williams Co                                                   40,574        47,718
           593   Shoney's Inc+                                                          9,844         6,078
           704   Sigma-Aldrich Corp                                                    28,369        34,848
         2,213   Silicon Graphics Inc+                                                 78,398        60,858
           597   Snap-On Inc                                                           23,691        27,014
         1,233   Sonat Inc                                                             39,706        43,926
         9,462   Southern Co                                                          204,390       233,002
         2,020   Southwest Airlines Co                                                 51,762        46,965
           270   Springs Industries Inc Class A                                        10,321        11,171
         5,017   Sprint Corp                                                          174,376       200,053
         1,012   St Jude Medical Inc+                                                  27,428        43,516
         1,236   St Paul Co Inc                                                        57,089        68,753

ASSET ALLOCATION FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - CONTINUED
           622   Stanley Works                                                   $     25,678  $     32,033
         1,377   Stone Container Corp+                                                 19,707        19,794
           678   Stride Rite Corp                                                       9,059         5,085
         1,046   Sun Co Inc                                                            31,303        28,634
         2,776   Sun Microsystems Inc+                                                 46,793       126,655
         1,650   SunTrust Banks Inc                                                    82,602       113,025
           993   Super Value Inc                                                       31,993        31,280
         2,562   Sysco Corp                                                            73,270        83,265
         1,725   Tandem Computers Inc+                                                 20,131        18,328
           922   Tandy Corp                                                            40,597        38,263
           500   Tektronix Inc                                                         16,653        24,563
         9,275   Tele-Communication Inc Class A+                                      162,610       184,341
           787   Teledyne Inc                                                          19,174        20,167
         1,229   Tellabs Inc+                                                          58,733        45,473
           762   Temple-Inland Inc                                                     33,764        33,623
         2,911   Tenet Healthcare Corp+                                                40,705        60,403
         2,617   Tenneco Inc                                                          129,213       129,869
         3,695   Texaco Inc                                                           244,934       290,058
         2,722   Texas Instruments Inc                                                121,434       140,864
         3,235   Texas Utilities Co                                                   136,266       133,039
         1,250   Textron Inc                                                           70,052        84,375
           295   Thomas & Betts Corp                                                   18,892        21,756
         5,554   Time Warner Inc                                                      219,640       210,358
         1,638   Times Mirror Co Class A                                               36,210        55,487
           456   Timken Co                                                             15,997        17,442
         1,043   TJX Companies Inc                                                     22,886        19,687
         1,015   Torchmark Corp                                                        49,410        45,929
         3,916   Toys R Us Inc+                                                       128,576        85,173
           985   Transamerica Corp                                                     57,903        71,782
         4,543   Travelers Inc                                                        194,087       285,641
           933   Tribune Co                                                            51,585        57,030
           421   Trinova Corp                                                          12,348        12,051
           907   TRW Inc                                                               62,445        70,293
         2,154   Tyco International Inc                                                53,233        76,736
         2,160   U.S. Bancorp                                                          63,465        72,630

ASSET ALLOCATION FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - CONTINUED
         2,202   U.S. Healthcare Inc                                             $     91,448  $    102,393
           481   U.S. Life Corp                                                        12,579        14,370
         6,770   U.S. West Inc                                                        177,466       242,028
         6,770   U.S. West Media Group+                                               120,615       128,630
         3,072   Unicom Corp                                                           87,017       100,608
         2,304   Unilever NV                                                          265,563       324,288
           994   Union Camp Corp                                                       48,490        47,339
         1,965   Union Carbide Corp                                                    45,634        73,688
         1,420   Union Electric Co                                                     57,778        59,285
         2,921   Union Pacific Corp                                                   176,085       192,786
         2,525   Unisys Corp+                                                          27,344        14,203
         2,481   United Healthcare Corp                                               108,630       162,506
           786   United States Surgical                                                17,522        16,801
         1,710   United Technologies Corp                                             111,582       162,236
         3,495   Unocal Corp                                                          100,721       101,792
           997   UNUM Corp                                                             51,984        54,835
           847   USAir Group Inc+                                                      10,225        11,223
         1,670   USF & G Corp                                                          27,498        28,181
         2,794   UST Inc                                                               79,260        93,250
         4,288   USX - Marathon Group                                                  81,857        83,616
         1,178   USX - US Steel Group                                                  38,825        36,224
           605   Varity Corp+                                                          24,768        22,461
           901   VF Corp                                                               43,707        47,528
         5,129   Viacom Inc Class B+                                                  216,808       242,986
         2,478   Wachovia Corp                                                         93,484       113,369
        32,818   Wal Mart Stores Inc                                                  828,062       734,303
         3,559   Walgreen Co                                                           74,947       106,325
         1,924   Warner Lambert Co                                                    142,190       186,869
           712   Wells Fargo & Co                                                      94,579       153,792
         1,497   Wendy's International Inc                                             23,529        31,811
           732   Western Atlas Inc+                                                    29,826        36,966
         5,657   Westinghouse Electric Corp                                            85,301        93,341
         1,462   Westvaco Corp                                                         37,888        40,571
         2,943   Weyerhaeuser Co                                                      123,067       127,285
         1,051   Whirlpool Corp                                                        62,687        55,966

ASSET ALLOCATION FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - CONTINUED
         1,505   Whitman Corp                                                    $     25,343  $     34,991
           825   Willamette Industries Inc                                             56,324        46,406
         1,413   Williams Co Inc                                                       43,677        61,995
         2,204   Winn-Dixie Stores Inc                                                 65,993        81,273
         6,912   WMX Technologies Inc                                                 199,118       206,496
         1,982   Woolworth Corp                                                        41,679        25,766
         1,356   Worthington Industries Inc                                            26,469        28,222
         1,617   Wrigley (Wm) Jr Co                                                    68,843        84,893
         1,567   Xerox Corp                                                           146,503       214,627
           393   Yellow Corp                                                            8,745         4,863
                                                                                 ------------  ------------
                 TOTAL COMMON STOCKS                                             $ 52,255,144  $ 65,464,545

ASSET ALLOCATION FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   YIELD TO        MATURITY
   PRINCIPAL     SECURITY NAME                                     MATURITY          DATE             VALUE
SHORT-TERM INSTRUMENTS - 4.08%
$    2,714,000   U.S. Treasury Bills                                  5.03 %     03/07/96  $  2,690,133
        90,000   U.S. Treasury Bills                                  5.06       03/14/96        89,113
                                                                                           ------------
                 TOTAL SHORT-TERM INSTRUMENTS                                              $  2,779,246
                 (Cost $2,777,223)

TOTAL INVESTMENTS IN SECURITIES

              (Cost $55,032,367)* (Notes 1 and 3)         100.24 % $  68,243,791
              Other Assets and Liabilities, Net            (0.24 )      (162,164)
                                                       ----------  -------------
              TOTAL NET ASSETS                           100.00  % $  68,081,627
                                                       ----------  -------------
                                                       ----------  -------------

 ...............................................................................

 +   NON-INCOME EARNING SECURITIES.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  14,267,221
Gross Unrealized Depreciation      (1,055,797)
                                -------------
NET UNREALIZED APPRECIATION     $  13,211,424
                                -------------
                                -------------

The accompanying notes are an integral part of these financial statements.

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
CALIFORNIA MUNICIPAL BONDS - 95.74%
$    1,000,000   ABAG Finance Authority for Nonprofit Corp CA
                 State Insured                                        7.10 %     12/01/20  $  1,065,500
     1,000,000   ABAG Finance Authority for Nonprofit Corp
                 Stanford University Hospital MBIA Insured            5.25       11/01/20       962,410
     1,000,000   Alameda CA USD AMBAC Insured                         6.05       07/01/11     1,062,140
     1,000,000   Alameda CA USD MBIA Insured                          5.70       12/01/14     1,019,940
     1,000,000   Alameda County CA Public Facilities Corp COP         6.25       06/01/06     1,059,690
     1,000,000   Alameda County CA Water District Revenue COP
                 Water System Project MBIA Insured                    6.20       06/01/13     1,055,120
       100,000   Albany CA Public Facilities FA Lease Revenue
                 Capital Improvement Project                          6.90       09/01/12       105,873
       500,000   Albany CA Public Facilities FA Lease Revenue
                 Capital Improvement Project                          7.85       09/01/09       539,890
     1,000,000   Antioch CA Development Agency Tax Allocation
                 Project 1 FGIC Insured                               6.40       09/01/17     1,078,500
     3,550,000   California State DWR Central Valley Project
                 Revenue Series L                                     5.75       12/01/14     3,655,471
     1,000,000   California State DWR Central Valley Project
                 Revenue Series L MBIA Insured                        5.50       12/01/09     1,020,970
     2,000,000   California State EDFA Revenue Chapman College
                 Refunding Pending                                    7.30       01/01/02     2,195,880
     1,000,000   California State EDFA Revenue Claremont
                 Colleges Pooled Facilities                           6.38       05/01/22     1,064,850
       350,000   California State EDFA Revenue Loyola Marymount
                 University                                           6.00       10/01/14       360,210
       710,000   California State EDFA Revenue Loyola Marymount
                 University Series B                                  6.55       10/01/12       769,576
     1,200,000   California State EDFA Revenue University of San
                 Diego Project                                        6.50       10/01/08     1,313,124
     1,355,000   California State GO AMBAC Insured                    5.75       03/01/15     1,395,989
       525,000   California State HFA Home Mortgage Revenue AMT
                 Series B Multiple Credit Enhancements                8.00       08/01/29       553,124

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$    1,455,000   California State HFA Home Mortgage Revenue AMT
                 Series D Multiple Credit Enhancements                7.75       08/01/10  $  1,549,371
       345,000   California State HFA Home Mortgage Revenue AMT
                 Series G Multiple Credit Enhancements                8.15       08/01/19       358,962
     1,535,000   California State HFA Home Mortgage Revenue
                 Series A Multiple Credit Enhancements                7.35       08/01/11     1,669,405
       445,000   California State HFA Home Mortgage Revenue
                 Series B Multiple Credit Enhancements                7.25       08/01/10       479,296
       130,000   California State HFA Home Mortgage Revenue
                 Series F Multiple Credit Enhancements                7.75       08/01/08       133,992
       140,000   California State HFA Insured Housing Revenue
                 AMT Series C MBIA Insured                            7.00       08/01/23       149,226
     1,575,000   California State HFA Multi-Unit Rental Housing
                 Revenue Series A AMT                                 5.50       08/01/15     1,508,992
       700,000   California State HFFA American Baptist Homes
                 West State Insured                                   7.65       04/01/14       750,246
     1,000,000   California State HFFA Cedar Knoll Insured
                 Series B State Insured                               7.50       08/01/20     1,093,370
     1,000,000   California State HFFA Episcopal Homes
                 Foundation Project State Insured                     7.75       07/01/18     1,028,460
       400,000   California State HFFA Episcopal Homes
                 Foundation Project State Insured                     7.85       07/01/15       412,072
     1,000,000   California State HFFA Gould Medical Foundation
                 Escrowed to Maturity                                 7.25       04/01/10     1,129,870
     1,250,000   California State HFFA Gould Medical Foundation
                 Escrowed to Maturity                                 7.30       04/01/20     1,423,650
     2,855,000   California State HFFA Kaiser Permanente Series
                 A                                                    6.50       12/01/20     3,047,170
     2,000,000   California State HFFA Revenue Catholic
                 Healthcare West AMBAC Insured                        5.75       07/01/15     2,044,780
     1,000,000   California State HFFA Revenue Insured Health
                 Facilities Valleycare Series State Insured           6.50       05/01/05     1,084,110

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$    1,750,000   California State HFFA Revenue Small Insured
                 Health Facilities Series A                           6.75       03/01/20  $  1,846,320
     1,000,000   California State HFFA San Diego Hospital
                 Association MBIA Insured                             6.20       08/01/12     1,058,660
     1,000,000   California State Maritime Infrastructure
                 Authority Revenue Port of San Diego Project
                 AMBAC Insured                                        5.25       11/01/15       966,370
     2,500,000   California State PCFA Resource Recovery Revenue
                 Waste Management AMT Series A                        7.15       02/01/11     2,768,850
     1,000,000   California State PCFA San Diego Gas & Electric
                 Co AMT                                               6.80       06/01/15     1,153,950
     1,000,000   California State PCFA Southern California
                 Edison AMT                                           6.90       09/01/06     1,077,340
       180,000   California State Public Capital Improvements FA
                 Revenue Joint Powers Agency Pooled Projects
                 Series                                               8.25       03/01/98       191,657
     1,000,000   California State Public Works Board Lease
                 Revenue University Of California Project Series
                 A AMBAC Insured                                      6.30       12/01/09     1,083,180
     1,500,000   California State Public Works Board Lease
                 Revenue University Of California Project Series
                 B MBIA Insured                                       5.38       12/01/19     1,479,150
     1,590,000   California Statewide CDA Motion Picture and
                 Television Development AMBAC Insured                 5.25       01/01/13     1,566,897
     1,500,000   California Statewide CDA Motion Picture and
                 Television Development AMBAC Insured                 5.25       01/01/14     1,477,515
     1,500,000   California Statewide CDA Revenue COP Hospital
                 Cedars Sinai Medical Center                          6.50       08/01/12     1,654,470
     3,840,000   Cathedral City CA PFA RevenueTax Allocation
                 Redevelopment Projects Series A MBIA Insured         5.25       08/01/13     3,783,014
     1,000,000   Cerritos CA PFA Redevelopment Los Cerritos
                 Redevelopment Project Revenue AMBAC Insured          5.75       11/01/22     1,019,720

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$      870,000   Chula Vista CA COP Town Centre II Package
                 Project RDA                                          6.00       09/01/11  $    896,483
     1,200,000   Contra Costa County CA COP Public Facilities
                 Merrithew Memorial Hospital Replacement              6.60       11/01/12     1,283,856
       500,000   Contra Costa County CA COP Public Facilities
                 Merrithew Memorial Hospital Replacement              6.63       11/01/22       529,000
       270,000   Contra Costa County CA Home Mortgage Revenue
                 AMT Escrowed to Maturity                             7.75       05/01/22       346,834
       755,000   Contra Costa County CA Transportation Authority
                 Sales Tax Revenue Series A Escrowed to Maturity      6.50       03/01/09       854,418
     4,000,000   Contra Costa County CA Transportation Authority
                 Sales Tax Revenue Series A FGIC Insured              5.50       03/01/08     4,119,440
     3,000,000   Contra Costa County CA Water District Water
                 Revenue Series G MBIA Insured                        5.75       10/01/14     3,088,080
     1,000,000   Covina CA COP Water System Improvement Project       7.30       04/01/16     1,059,020
     1,500,000   Cupertino CA Series A AMBAC Insured                  5.75       07/01/16     1,526,340
     2,675,000   East Bay CA MUD Water System Revenue MBIA
                 Insured                                              6.00       06/01/12     2,802,758
     3,655,000   East Bay CA Regional Park District Series B          5.75       09/01/13     3,730,585
       500,000   Eastern Municipal Water District CA Water &
                 Sewer Revenue Certificates FGIC Insured              6.30       07/01/20       524,970
     2,500,000   El Dorado County CA Bond Authority Lease
                 Revenue Capital Facilities Project                   7.40       11/01/09     2,773,350
     1,000,000   Emeryville CA PFA Housing Increment Revenue
                 Series A                                             6.35       05/01/10     1,049,330
     1,725,000   Escondido CA PFA Lease Revenue Center for the
                 Arts AMBAC Insured                                   5.80       09/01/09     1,816,977
     2,000,000   Escondido CA PFA Lease Revenue Center for the
                 Arts AMBAC Insured                                   6.00       09/01/18     2,105,460
     1,410,000   Fairfield CA PFA CGIC Insured                        5.20       08/01/08     1,411,340

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$    3,000,000   Fontana CA USD Convertible Series C FGIC
                 Insured                                              6.03 F     05/01/20  $  2,813,970
       700,000   Fontana CA USD Series B AMBAC Insured                5.40       07/01/08       717,325
     1,000,000   Fresno CA COP Street Improvement Project             6.63       12/01/11     1,064,090
     1,000,000   Fresno CA Sewer Revenue Series A MBIA Insured        5.00       09/01/15       965,870
     2,000,000   Fresno CA USD Series A MBIA Insured                  5.70       08/01/15     2,053,840
     1,250,000   Fresno County CA Solid Waste Revenue American
                 Avenue Landfill Project MBIA Insured                 5.75       05/15/14     1,277,663
     3,840,000   Hayward CA COP Capital Improvement Projects          6.80       08/01/17     4,008,230
     2,800,000   Huntington Beach CA PFA Revenue Bond                 7.00       08/01/10     2,846,900
       500,000   Industry CA Urban Development Agency                 6.70       11/01/03       544,790
     1,080,000   Industry CA Urban Development Agency                 6.85       11/01/04     1,179,803
       500,000   Industry CA Urban Development Agency Project 3       6.60       11/01/02       544,505
     1,000,000   Industry CA Urban Development Agency Tax
                 Allocation MBIA Insured                              5.80       05/01/09     1,041,370
     1,500,000   Inglewood CA COP Civic Center Improvement
                 Project PFA                                          7.00       08/01/19     1,591,065
       485,000   Inglewood CA PFA Revenue Series C                    7.00       05/01/22       514,449
     1,000,000   Lincoln CA USD Special Tax Community District
                 Number 1B                                            7.20       09/01/21     1,088,730
     1,000,000   Long Beach CA Finance Authority Revenue AMBAC
                 Insured                                              6.00       11/01/17     1,092,670
     2,900,000   Los Angeles CA Airport Revenue Series A FGIC
                 Insured                                              5.50       05/15/08     2,977,633
     1,000,000   Los Angeles CA Community College District COP
                 Series A CGIC Insured                                6.00       08/15/08     1,067,670
     4,000,000   Los Angeles CA DW&P Electric Plant Revenue           5.38       09/01/23     3,964,040
     1,000,000   Los Angeles CA DW&P Electric Plant Revenue           6.38       02/01/20     1,065,060

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$    1,000,000   Los Angeles CA DW&P Electric Plant Revenue
                 Second Issue                                         6.00       08/15/32  $  1,038,320
       100,000   Los Angeles CA Harbor Revenue Escrowed to
                 Maturity                                             7.60       10/01/18       111,461
     2,775,000   Los Angeles CA Harbor Revenue Series B AMT           6.50       08/01/13     2,977,520
       115,000   Los Angeles CA SFMR Series A AMT Multiple
                 Credit Enhancements                                  7.55       12/01/23       121,072
     7,250,000   Los Angeles CA Wastewater System Revenue Series
                 A                                                    5.70       06/01/20     7,361,868
     3,000,000   Los Angeles CA Wastewater System Revenue Series
                 D FGIC Insured                                       5.20       11/01/21     2,925,210
     4,000,000   Los Angeles County CA Metropolitan
                 Transportation Authority Sales Tax Revenue
                 Series A AMBAC Insured                               5.50       07/01/17     4,039,120
     1,000,000   Los Angeles County CA Transportation Commission
                 Sales Tax Revenue Series B                           5.75       07/01/18     1,004,810
       480,000   Los Angeles County CA Transportation Commission
                 Sales Tax Revenue Series B FGIC Insured              6.50       07/01/15       516,835
     2,395,000   Lucia Mar CA USD COP Prerefunded                     6.90       05/01/15     2,503,853
     1,000,000   Menlo Park CA CDA Tax Allocation Las Pulgas
                 Community Project AMBAC Insured                      6.70       10/01/22     1,095,980
     2,800,000   Metropolitan Water District of Southern CA
                 Waterworks Revenue                                   5.50       07/01/19     2,802,380
       665,000   Mid Peninsula CA Regional Open Space District
                 Promissory Notes                                     6.30       07/10/10       708,245
     2,000,000   Mid Peninsula CA Regional Open Space District
                 Promissory Notes                                     7.00       09/01/14     2,197,720
       520,000   Mojave CA Water Agency Improvement District M
                 Morongo Basin                                        6.25       09/01/02       555,994
       500,000   Mojave CA Water Agency Improvement District M
                 Morongo Basin                                        6.60       09/01/12       532,805
     1,000,000   Mountain View CA Shoreline Regional Park
                 Community Tax Allocation Series A                    5.60       08/01/09       986,540
     1,450,000   Nevada County CA Solid Waste Revenue                 6.50       10/01/06     1,560,157
       345,000   Nevada County CA Solid Waste Revenue                 7.00       06/01/98       352,138

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$      345,000   Nevada County CA Solid Waste Revenue                 7.10       06/01/99  $    355,340
     1,000,000   Nevada County CA Solid Waste Revenue                 7.50       06/01/21     1,030,660
     1,035,000   Northridge CA Water District AMBAC Insured           5.40       02/01/11     1,048,113
     1,000,000   Nuview CA USD COP                                    7.25       02/01/16     1,055,500
     1,500,000   Ontario CA RDFA Revenue Project One MBIA
                 Insured                                              6.00       08/01/15     1,549,905
     1,000,000   Orange County CA Water District Revenue Series
                 A                                                    5.50       08/15/10     1,001,880
     1,000,000   Palm Springs CA Municipal Golf Course Expansion
                 Project                                              7.40       11/01/18     1,068,530
     2,400,000   Pittsburg CA RDFA Tax Allocation Los Medanos
                 Community Project FGIC Insured                       5.50       08/01/07     2,484,816
     2,250,000   Pittsburg CA RDFA Tax Allocation Los Medanos
                 Community Project FGIC Insured                       5.50       08/01/15     2,251,643
     1,500,000   Pittsburg CA RDFA Tax Allocation Los Medanos
                 Community Project Series 90-1                        7.40       08/15/20     1,600,560
     1,000,000   Port of Oakland CA Special Facilities Revenue
                 Mitsui OSK Lines Limited Series A AMT LOC -
                 Industrial Bank of Japan Ltd                         6.70       01/01/07     1,093,570
     1,000,000   Rancho Cucamonga CA RDFA Tax Allocation MBIA
                 Insured                                              5.50       09/01/23     1,000,800
     1,100,000   Richmond CA Joint Powers Financing Authority
                 Lease and Gas Tax Revenue Series A                   5.25       05/15/13     1,034,022
       100,000   Richmond CA RDFA Tax Allocation Harbour Project
                 CGIC Insured                                         7.00       07/01/09       113,973
     1,055,000   Riverside CA Sewer Revenue FGIC Insured              5.00       08/01/10     1,040,736
     1,750,000   Riverside County CA Asset Leasing Corp Revenue
                 Riverside County Hospital Project A                  6.38       06/01/09     1,830,605
     3,000,000   Riverside County CA COP Series A                     6.88       11/01/09     3,214,890
     1,000,000   Riverside County CA PFA Special Tax Revenue
                 Series A MBIA Insured                                5.25       09/01/13       990,720

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$      370,000   Riverside County CA SFMR Project A AMT GNMA
                 Collateralized                                       6.85       10/01/16  $    411,718
     1,250,000   Riverside County CA Transportation Commission
                 Sales Tax Revenue Series A                           6.50       06/01/09     1,318,913
     1,370,000   Rosemead CA RDFA Tax Allocation Redevelopment
                 Project Area 1-A                                     5.50       10/01/18     1,263,003
     1,335,000   Roseville CA Joint USD Capital Appreciation
                 Series A                                             8.39 F     08/01/06       778,879
     1,900,000   Sacramento CA Light Rail Transportation Project      6.75       07/01/07     2,108,829
     3,600,000   Sacramento CA MUD Electric Revenue Series E
                 MBIA- Insured                                        5.70       05/15/12     3,681,756
       500,000   Sacramento CA MUD Electric Revenue Series Z
                 FGIC Insured                                         6.45       07/01/10       540,935
     3,000,000   Sacramento County Main Detention Facility MBIA
                 Insured                                              5.75       06/01/15     3,052,770
     1,000,000   San Bernardino CA Municipal Water Department
                 COP FGIC Insured                                     6.25       02/01/12     1,055,950
     2,000,000   San Buenaventura CA Capital Improvement Project
                 COP                                                  6.85       08/01/16     2,063,720
       230,000   San Carlos CA RDFA Tax Allocation Series A           7.00       09/01/01       251,054
       250,000   San Carlos CA RDFA Tax Allocation Series A           7.00       09/01/02       274,865
       225,000   San Carlos CA RDFA Tax Allocation Series A           7.00       09/01/03       246,650
       235,000   San Carlos CA RDFA Tax Allocation Series A           7.00       09/01/04       256,401
       235,000   San Carlos CA RDFA Tax Allocation Series A           7.10       09/01/05       256,933
     1,520,000   San Diego CA COP                                     6.90       07/15/16     1,629,562
     5,000,000   San Diego CA PFA Sewer Revenue FGIC Insured          5.00       05/15/15     4,830,800
     1,000,000   San Diego CA Regional Building Authority Lease
                 Revenue San Miguel Consolidated Fire Protection
                 District MBIA Insured                                5.65       01/01/20     1,014,940

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$    1,230,000   San Diego County CA COP East Mesa Detention
                 Facilities Project                                   7.00       10/01/09  $  1,299,569
       500,000   San Diego County CA Regional Transportation
                 Community Sales Tax Revenue Series A Escrowed
                 to Maturity                                          6.00       04/01/08       542,305
     2,715,000   San Elijo Joint Powers Authority San Diego
                 County CA Water Pollution Control Facility FGIC
                 Insured                                              5.38       03/01/13     2,722,113
     2,250,000   San Francisco CA BART Sales Tax Revenue FGIC
                 Insured                                              5.50       07/01/15     2,270,385
     1,800,000   San Joaquin County CA COP North County Landfill
                 Project                                              7.00       04/01/11     1,880,496
     2,000,000   San Joaquin Hills CA Transportation Corridor
                 Agency Toll Road Revenue Capital Appreciation        4.72 F     01/01/10     1,525,220
     1,395,000   San Jose RDFA Merged Area Project MBIA Insured       5.25       08/01/16     1,372,499
     1,935,000   San Mateo County CA Board of Education COP           7.10       05/01/21     2,043,050
     1,700,000   Santa Clara County CA COP Multiple Facilities
                 Project AMBAC Insured                                6.00       05/15/12     1,780,818
       100,000   Santa Clara County CA COP Public Facilities
                 Corp                                                 7.75       11/01/08       111,482
       750,000   Santa Maria CA RDFA Town Center West Side
                 Parking Facilities FSA Insured                       5.25       06/01/11       747,450
     2,000,000   Santa Monica - Malibu CA USD Facilities
                 Reconstruction Projects                              5.50       08/01/15     1,996,360
     1,195,000   Santa Rosa CA High School District FGIC Insured      5.90       05/01/13     1,252,754
     1,000,000   Shasta CA Dam Area Public Utility District COP       7.25       03/01/12     1,071,280
       350,000   Shasta CA Joint Powers Financing Authority
                 Landfill Revenue Series A                            7.20       07/01/09       370,293
       500,000   Shasta CA Joint Powers Financing Authority
                 Landfill Revenue Series A                            7.20       07/01/10       528,990
     1,500,000   Snowline CA Joint USD COP                            6.40       07/01/18     1,525,845
       520,000   Sonoma County CA COP                                 6.75       10/01/06       566,212

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$    1,000,000   South County CA Regional Wastewater Authority
                 Revenue Capital Improvement FGIC Insured             5.75       08/01/10  $  1,038,470
     1,000,000   Southern California State Public Power
                 Authority                                            5.50       07/01/12     1,002,410
     2,750,000   Southern California State Public Power
                 Authority Transmission Project Revenue Southern
                 Transmission Project                                 6.13       07/01/18     2,843,060
     1,450,000   Southern California State Public Power
                 Authority Transmission Revenue Project               5.75       07/01/21     1,462,717
     1,030,000   Southern California State SFMR Series A AMT
                 GNMA Collateralized                                  7.63       10/01/22     1,077,988
       530,000   Southern California State SFMR Series A AMT
                 GNMA Collateralized                                  7.63       10/01/23       563,008
       670,000   Southern California State SFMR Series A AMT
                 GNMA/FNMA Collateralized                             6.75       09/01/22       710,502
       695,000   Southern California State SFMR Series A AMT
                 GNMA/FNMA Collateralized                             7.35       09/01/24       732,697
     2,000,000   Stanislaus County CA COP Series A                    6.85       06/01/12     2,107,320
       750,000   Stockton CA Port District Revenue Series A           8.10       01/01/14       808,185
        20,000   Stockton CA SFMR Government Agency
                 Collateralized                                       7.50       02/01/23        21,992
       265,000   Sulphur Springs CA USD COP AMBAC Insured             7.15       02/01/11       292,483
     5,690,000   Sulphur Springs CA USD Series A MBIA Insured
                 Zero Coupon                                          8.58 F     09/01/13     2,168,175
     1,000,000   Sunnyvale CA Financing Authority Utilities
                 Revenue Solid Waste Materials Series B AMT MBIA
                 Insured                                              6.00       10/01/08     1,055,730
     1,000,000   Temecula Valley CA USD Series D FGIC Insured         6.00       09/01/14     1,045,350
     1,900,000   Torrance CA COP AMBAC Insured                        5.50       04/01/12     1,938,722
     1,705,000   Torrance CA COP AMBAC Insured                        5.75       04/01/16     1,755,383
     1,000,000   Twentynine Palms CA Water District CA COP            7.00       08/01/17     1,055,350
     1,000,000   University of California Housing System Revenue
                 Series A MBIA Insured                                5.00       11/01/13       962,110

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
CALIFORNIA MUNICIPAL BONDS - CONTINUED
$    3,000,000   University of California Revenue Multiple
                 Purpose Project C AMBAC Insured                      5.25       09/01/11  $  3,002,790
     2,300,000   University of California Revenue Multiple
                 Purpose Projects Series C AMBAC Insured              5.25       09/01/12     2,291,881
     1,750,000   University of California Revenue Seismic Safety
                 Project MBIA Insured                                 5.50       11/01/10     1,791,720
     1,095,000   University of California Revenues Multiple
                 Purpose Projects Series B MBIA Insured               6.00       09/01/13     1,153,440
       990,000   Upland CA HFA Revenue Issue A                        7.85       07/01/20     1,036,490
     1,000,000   Vacaville CA PFA Tax Allocation Redevelopment
                 Project MBIA Insured                                 6.35       09/01/22     1,052,910
     1,135,000   Walnut Valley CA USD Series C FGIC Insured           5.75       08/01/15     1,161,215
     1,000,000   West & Central Basin CA Financing Authority
                 Redevelopment AMBAC Insured                          6.13       08/01/12     1,057,080
     1,000,000   Yolo County CA HFA Mortgage Revenue AMT FHA
                 Collateralized                                       7.20       08/01/33     1,079,330
                                                                                           ------------
                 TOTAL CALIFORNIA MUNICIPAL BONDS                                          $263,677,834
                 (Cost $248,725,174)

SHORT-TERM INSTRUMENTS - 3.58%
CALIFORNIA MUNICIPAL VARIABLE RATE SECURITIES+ - 3.25%
$    1,300,000   California State HFFA St Francis Hospital V/R        5.90 %     11/01/19  $  1,300,000
     1,000,000   California State HFFA Sutter Hospital V/R LOC -
                 Morgan Guaranty Trust                                5.90       03/01/20     1,000,000
     1,000,000   Irvine Ranch CA Water District V/R LOC -
                 Commerzbank AG                                       5.90       01/01/21     1,000,000
       500,000   Irvine Ranch CA Water District V/R LOC -
                 Sumitomo Bank Ltd                                    5.90       10/01/10       500,000
       900,000   Los Angeles County CA IDA Komax System Inc V/R
                 AMT LOC - Dai-Ichi Kangyo Bank Ltd                   6.25       12/01/06       900,000

CALIFORNIA TAX-FREE BOND FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
SHORT-TERM INSTRUMENTS - CONTINUED
CALIFORNIA MUNICIPAL VARIABLE RATE SECURITIES+  - CONTINUED
$    1,350,000   Los Angeles County CA IDA V/R AMT LOC -
                 Dai-Ichi Kangyo Bank Ltd                             6.25       12/01/06  $  1,350,000
       900,000   Los Angeles County CA V/R                            6.25       12/01/05       900,000
     1,000,000   Orange County CA Sanitation District V/R LOC -
                 National Westminster Bank Plc                        5.90       08/01/15     1,000,000
     1,000,000   Orange County CA Sanitation District V/R
                 Multiple Credit Enhancements                         5.90       08/01/16     1,000,000
                                                                                           ------------
                                                                                           $  8,950,000

MONEY MARKET FUNDS - 0.33%
$      123,773   Arbor Fund CA Tax-Exempt Portfolio                                        $    123,773
       800,186   Nuveen Institutional CA Tax-Exempt Fund                                        800,186
                                                                                           ------------
                                                                                           $    923,959

                 TOTAL SHORT-TERM INSTRUMENTS                                              $  9,873,959
                 (Cost $9,873,950)

TOTAL INVESTMENTS IN SECURITIES

              (Cost $258,599,124)* (Notes 1 and 3)         99.32 % $ 273,551,793
              Other Assets and Liabilities, Net             0.68       1,863,007
                                                       ----------  -------------
              TOTAL NET ASSETS                           100.00  % $ 275,414,800
                                                       ----------  -------------
                                                       ----------  -------------

 ...............................................................................

 F   YIELD TO MATURITY.
 + THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  14,988,173
Gross Unrealized Depreciation         (35,504)
                                -------------
NET UNREALIZED APPRECIATION     $  14,952,669
                                -------------
                                -------------

The accompanying notes are an integral part of these financial statements.

CALIFORNIA TAX-FREE MONEY MARKET FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE         DATE +          VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - 103.45%
$     4,400,000  ABAG Finance Authority for Nonprofit Corp CA
                 Lucile Salter Packard Project V/R AMBAC Insured      5.00 %     08/01/23  $  4,400,000
      3,000,000  Alameda County CA TRAN LOC - Union Bank of
                 Switzerland                                          4.75       07/25/96     3,013,204
      1,700,000  Alhambra CA IDA Sunclipse V/R LOC - Bank of
                 America                                              3.50       05/01/07     1,700,000
      2,500,000  Anaheim CA Public Improvement COP LOC -
                 Industrial Bank of Japan Ltd                         5.30       08/01/19     2,500,000
      3,000,000  Brea & Olinda CA USD Brea High School
                 Prerefunded                                          7.70       08/01/18     3,125,445
      9,055,000  California State DWR Central Valley Project
                 Revenue V/R                                          5.15       12/01/05     9,055,000
      2,600,000  California State HFFA Adventist Health System
                 V/R LOC - Toronto Dominion Bank                      4.75       08/01/21     2,600,000
      4,900,000  California State HFFA Kaiser Permanente V/R          4.90       05/01/28     4,900,000
      1,300,000  California State HFFA Kaiser Permanente V/R          5.90       11/01/19     1,300,000
      3,650,000  California State HFFA St Joseph Health Center
                 Series A V/R                                         5.90       07/01/13     3,650,000
        965,000  California State PCFA Chevron Project V/R            4.06       11/15/01       965,000
      1,500,000  California State PCFA Revenue Pacific Gas &
                 Electric CP                                          3.70       01/10/96     1,500,000
      2,000,000  California State PCFA Revenue Pacific Gas &
                 Electric CP                                          3.75       01/11/96     2,000,000
      5,000,000  California State PCFA Solid Waste Disposal
                 Revenue Colmac Energy Project Series B V/R AMT
                 LOC - Swiss Bank                                     5.05       12/01/16     5,000,000
      1,800,000  California State PCFA Solid Waste Disposal
                 Revenue Shell Oil Co Martinez Project Series A
                 V/R AMT                                              4.29       10/01/24     1,800,000

 ...............................................................................
+   SECURITIES WITH MATURITIES IN EXCESS OF 397 DAYS ARE SUBJECT TO A DEMAND
 FEATURE WHICH REDUCES THE REMAINING MATURITY.
     68

CALIFORNIA TAX-FREE MONEY MARKET FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE         DATE +          VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - CONTINUED
$     1,000,000  California State PCFA Solid Waste Disposal
                 Revenue Taormina Industries Project Series B
                 V/R LOC - Sanwa Bank                                 5.40       08/01/14  $  1,000,000
      2,900,000  California State PCFA Southern California
                 Edison V/R                                           5.40       02/28/08     2,900,000
      2,400,000  California State PCFA Southern California
                 Edison V/R Series A                                  5.40       02/28/08     2,400,000
      3,200,000  California State PCFA Southern California
                 Edison V/R Series C                                  5.40       02/28/08     3,200,000
      4,600,000  California State PCFA Southern California
                 Edison V/R Series D                                  5.40       02/28/08     4,600,000
      3,200,000  California State PCFA Stanislaus Project V/R
                 AMT LOC - Swiss Bank                                 6.00       12/01/17     3,200,000
      4,000,000  California State PCFA V/R San Diego Gas &
                 Electric Co V/R Series A                             4.25       12/01/07     4,000,000
      7,300,000  California State PCFA Wadham Project V/R AMT
                 LOC - Banque Paribas                                 5.15       11/01/17     7,300,000
      1,000,000  California State PCFA Western Waste Industries
                 Project V/R LOC - Citibank                           5.38       12/01/00     1,000,000
     10,000,000  California State RAW Series C Multiple LOC's         5.75       04/25/96    10,063,200
      1,500,000  California State RAW Series C V/R FGIC Insured       5.91       04/25/96     1,508,846
      6,000,000  California State School Cash Reserve Program
                 Pool Series A MBIA Insured                           4.75       07/03/96     6,025,308
      8,000,000  California State School Cash Reserve Program
                 Pool Series B MBIA Insured                           4.50       12/20/96     8,052,140
      2,500,000  California Statewide CDA Apartment Development
                 Revenue Series A-6 V/R FNMA Collateralized           4.70       05/15/25     2,500,000
        500,000  California Statewide CDA Apartment Revenue
                 Series A-7 V/R AMT FNMA Collateralized               4.85       05/15/25       500,000
      2,300,000  California Statewide CDA St Joseph Health
                 System V/R                                           4.90       07/01/08     2,300,000

 ...............................................................................
+   SECURITIES WITH MATURITIES IN EXCESS OF 397 DAYS ARE SUBJECT TO A DEMAND
 FEATURE WHICH REDUCES THE REMAINING MATURITY.

CALIFORNIA TAX-FREE MONEY MARKET FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE         DATE +          VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - CONTINUED
$     1,800,000  California Statewide CDA Sutter Health Group
                 V/R AMBAC Insured                                    5.90       07/01/15  $  1,800,000
      1,600,000  California Statewide CDA Industrial Revenue Tri
                 H Food Multiple LOC's                                5.55       08/01/11     1,600,000
      9,000,000  Chula Vista CA IDA San Diego Gas & Electric CP       3.80       02/12/96     9,000,000
      3,000,000  Chula Vista CA IDA San Diego Gas & Electric CP       3.80       02/13/96     3,000,000
      5,100,000  Colton CA RDFA Las Palomas Associates Project
                 V/R LOC - Bank of America                            5.10       11/01/15     5,100,000
      1,000,000  Colton CA RDFA MFHR V/R LOC - Federal Home Loan
                 Bank of San Francisco                                4.55       05/01/10     1,000,000
      1,100,000  Concord CA MFHR Bel Air Apartments V/R AMT LOC
                 -Bank of America                                     5.00       12/01/16     1,100,000
      2,000,000  Duarte CA RDFA COP Johnson Duarte Partners
                 Project V/R Series B LOC - Bank of America           4.90       12/01/14     2,000,000
      8,100,000  Eagle Trust V/R Series 94 MBIA Insured               5.20       09/01/03     8,100,000
      3,950,000  East Bay CA MUD CP                                   3.40       01/30/96     3,950,000
      4,000,000  East Bay CA MUD CP                                   3.75       02/22/96     4,000,000
      4,400,000  Escondido CA CDA V/R AMT LOC - Bank of America       5.25       10/01/16     4,400,000
      3,800,000  Escondido CA MFHR Morning View Terrace V/R LOC
                 -Bank of America                                     4.80       02/15/07     3,800,000
      1,000,000  Foothill / Eastern CA Transportation Corridor
                 Agency Toll Road Revenue Series B V/R LOC -
                 Morgan Guaranty Trust                                4.75       01/02/35     1,000,000
      2,000,000  Foothill / Eastern CA Transportation Corridor
                 Toll Road Development Series D V/R LOC -
                 Industrial Bank of Japan Ltd                         5.00       01/02/35     2,000,000

 ...............................................................................
+   SECURITIES WITH MATURITIES IN EXCESS OF 397 DAYS ARE SUBJECT TO A DEMAND
 FEATURE WHICH REDUCES THE REMAINING MATURITY.
     70

CALIFORNIA TAX-FREE MONEY MARKET FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE         DATE +          VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - CONTINUED
$     3,800,000  Huntington Beach CA MFHR Seabridge Villas V/R
                 LOC - Bank of America                                4.00       02/01/10  $  3,800,000
      4,100,000  Industry CA IDR Helene Curtis Inc Project V/R
                 LOC - Harris Trust & Savings Bank                    5.10       10/01/06     4,100,000
      3,330,000  Inglewood CA RDFA Tax Allocation Series B
                 Prerefunded                                          7.88       09/01/18     3,484,677
      1,800,000  Irvine CA IDA Irvine East Investment Co V/R LOC
                 -Bank of America                                     5.10       12/01/05     1,800,000
        500,000  Irvine Ranch CA Water District LOC - National
                 Westminster Bank Plc                                 5.90       08/01/16       500,000
      1,400,000  Irvine Ranch CA Water District LOC - Sumitomo
                 Bank Ltd                                             5.90       10/01/00     1,400,000
      7,700,000  Irvine Ranch CA Water District V/R LOC -
                 Commerzbank AG                                       5.90       01/01/21     7,700,000
      2,500,000  Irvine Ranch CA Water District V/R LOC -
                 Dai-Ichi Kangyo Bank Ltd                             5.90       09/02/20     2,500,000
        600,000  Irvine Ranch CA Water District V/R LOC -
                 Sumitomo Bank Ltd                                    5.90       10/01/05       600,000
      2,000,000  Irwindale CA IDA Revenue Toys R Us Project           5.13       12/01/19     2,000,000
      3,000,000  Long Beach CA Harbor CP                              3.50       01/19/96     3,000,000
      2,500,000  Long Beach CA Harbor CP                              3.70       03/14/96     2,500,000
      2,500,000  Long Beach CA Harbor CP                              3.80       01/18/96     2,500,000
      6,500,000  Long Beach CA Health Facilities Memorial Health
                 Services V/R                                         4.90       10/01/16     6,500,000
      1,000,000  Los Angeles CA MFHR Channel Gateway Apartments
                 Series B V/R LOC - Fuji Bank Ltd                     5.30       08/01/19     1,000,000
      1,900,000  Los Angeles CA MFHR Series B V/R AMT LOC -
                 Federal Home Loan Bank of San Francisco              6.25       12/01/26     1,900,000
      3,800,000  Los Angeles CA MFHR V/R AMT LOC - Federal Home
                 Loan Bank of San Francisco                           6.25       08/01/26     3,800,000

 ...............................................................................
+   SECURITIES WITH MATURITIES IN EXCESS OF 397 DAYS ARE SUBJECT TO A DEMAND
 FEATURE WHICH REDUCES THE REMAINING MATURITY.

CALIFORNIA TAX-FREE MONEY MARKET FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE         DATE +          VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - CONTINUED
$     3,500,000  Los Angeles CA Wastewater System CP                  3.45       02/08/96  $  3,500,000
      1,000,000  Los Angeles County CA COP Van Nuys Courthouse
                 Project Prerefunded                                  9.00       06/01/15     1,041,092
      1,100,000  Los Angeles County CA HFA MFHR Harbor Cove
                 Project V/R LOC - Citibank                           5.30       10/01/06     1,100,000
      1,000,000  Los Angeles County CA HFA MFHR Sand Canyon
                 Ranch Project V/R LOC - Citibank                     5.30       11/01/06     1,000,000
      2,000,000  Los Angeles County CA Metropolitan
                 Transportation Commission CP                         3.30       02/09/96     2,000,000
      3,000,000  Los Angeles County CA Metropolitan
                 Transportation Commission CP                         3.55       03/27/96     3,000,000
      4,000,000  Los Angeles County CA Metropolitan
                 Transportation Commission CP                         3.60       02/08/96     4,000,000
      1,000,000  Los Angeles County CA Metropolitan
                 Transportation Commission CP                         3.75       01/12/96     1,000,000
     15,000,000  Los Angeles County CA TRAN Multiple LOC's            4.50       07/01/96    15,047,159
      5,000,000  Los Angeles County CA Transportation Authority
                 Revenue Union Station Gateway V/R Series A FSA
                 Insured                                              4.75       07/01/25     5,000,000
      1,100,000  Metropolitan Water District of Southern CA
                 Waterworks Revenue CP                                3.40       01/30/96     1,100,000
      2,900,000  Montebello CA V/R LOC - Bank of America              3.50       04/01/05     2,900,000
      3,000,000  Monterey CA Regional Waste Management Authority
                 Revenue Series A V/R LOC - Dai-Ichi Kangyo Bank
                 Ltd                                                  5.30       04/01/15     3,000,000
      1,500,000  Ontario CA MFHR Daisy Apartments V/R LOC - Bank
                 of America                                           4.80       11/01/04     1,500,000
      6,000,000  Ontario CA MFHR Park Centre Apartments V/R LOC
                 -Bank of New York                                    4.80       08/01/07     6,000,000

 ...............................................................................
+   SECURITIES WITH MATURITIES IN EXCESS OF 397 DAYS ARE SUBJECT TO A DEMAND
 FEATURE WHICH REDUCES THE REMAINING MATURITY.
     72

CALIFORNIA TAX-FREE MONEY MARKET FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE         DATE +          VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - CONTINUED
$     2,100,000  Ontario CA MFHR Vineyard Village Apartments V/R
                 LOC - Industrial Bank of Japan Ltd                   5.35       12/01/05  $  2,100,000
      4,000,000  Orange County CA HFA Bear Brand Apartments
                 Project Series Z LOC - Fuji Bank Ltd                 5.80       11/01/07     4,000,000
      5,000,000  Orange County CA HFA Harbor Pointe Apartment
                 V/R Issue D LOC - Citibank                           5.15       12/01/06     5,000,000
      1,000,000  Orange County CA HFA Seaside Meadow Apartments
                 Series C LOC - Bank of America                       5.65       08/01/08     1,000,000
      2,000,000  Orange County CA HFA Vintage Wood Apartments
                 V/R LOC - Mitsubishi Bank Ltd                        5.40       11/01/08     2,000,000
      3,000,000  Orange County CA Office & Courthouse Projects
                 V/R LOC - Dai-Ichi Kangyo Bank                       5.90       12/01/15     3,000,000
      1,000,000  Orange County CA Sanitation District Multiple
                 Credit Enhancments                                   5.05       08/01/13     1,000,000
      1,500,000  Orange County CA Sanitation District V/R LOC -
                 National Westminster Bank Plc                        5.90       08/01/15     1,500,000
      1,000,000  Orange County CA Sanitation District V/R
                 Multiple Credit Enhancements                         5.90       08/01/16     1,000,000
      4,000,000  Sacramento CA MUD CP                                 3.30       02/28/96     4,000,000
      2,637,000  Sacramento CA MUD CP                                 3.70       01/10/96     2,637,000
      4,524,000  Sacramento CA MUD CP                                 3.80       01/12/96     4,524,000
        200,000  Sacramento County CA MFHR Series A V/R LOC -
                 Dai-Ichi Kangyo Bank Ltd                             5.30       04/15/07       200,000
      2,780,000  Salinas CA MFHR Brentwood Gardens V/R LOC -
                 Bank of America                                      4.80       03/01/05     2,780,000

 ...............................................................................
+   SECURITIES WITH MATURITIES IN EXCESS OF 397 DAYS ARE SUBJECT TO A DEMAND
 FEATURE WHICH REDUCES THE REMAINING MATURITY.

CALIFORNIA TAX-FREE MONEY MARKET FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE         DATE +          VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - CONTINUED
$     5,000,000  San Bernardino CA Alta Loma Apartments V/R LOC
                 -Federal Home Loan Bank of Atlanta                   4.65       02/01/23  $  5,000,000
      2,185,000  San Bernardino County CA MFHR V/R LOC - Federal
                 Home Loan Bank of San Francisco                      4.65       05/01/17     2,185,000
      8,100,000  San Bernardino County CA TRAN Multiple LOC's         4.50       07/05/96     8,122,039
      2,000,000  San Diego CA IDR San Diego Gas & Electric CP         3.70       01/09/96     2,000,000
      2,000,000  San Diego CA MFHR Los Serano V/R LOC - Citibank      4.80       02/01/09     2,000,000
      5,000,000  San Diego CA MFHR Lusk Mira Mesa Apartments V/R
                 LOC - Bank of America                                5.00       04/01/07     5,000,000
      1,000,000  San Diego CA Regional Transportation Commission
                 CP                                                   3.60       02/16/96     1,000,000
      3,300,000  San Diego CA Regional Transportation Commission
                 CP                                                   3.70       02/07/96     3,300,000
      3,600,000  San Francisco CA City & County V/R LOC -
                 Industrial Bank of Japan Ltd                         5.00       12/01/05     3,600,000
      1,200,000  San Francisco CA MFHR Winterland Project V/R
                 LOC - Citibank                                       5.30       06/01/06     1,200,000
      2,200,000  San Joaquin County CA Transportation Authority
                 Sales Tax Revenue V/R LOC - Sumitomo Bank Ltd        5.15       04/01/11     2,200,000
      1,300,000  San Jose CA MFHR Kimberly Woods Apartments V/R
                 LOC - Bank of America                                4.80       11/01/08     1,300,000
        300,000  Santa Clara CA Electric Revenue V/R Series 85A
                 LOC - National Westminster Bank Plc                  4.90       07/01/10       300,000
        500,000  Santa Clara CA Electric Revenue V/R Series 85B
                 LOC - National Westminster Bank Plc                  4.90       07/01/10       500,000

 ...............................................................................
+   SECURITIES WITH MATURITIES IN EXCESS OF 397 DAYS ARE SUBJECT TO A DEMAND
 FEATURE WHICH REDUCES THE REMAINING MATURITY.
     74

CALIFORNIA TAX-FREE MONEY MARKET FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE         DATE +          VALUE
SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES - CONTINUED
$     1,500,000  Santa Clara County CA HFA Lincoln Pajaro
                 Apartments Series 85A LOC - Sumitomo Bank            5.05       01/01/97  $  1,500,000
      1,000,000  Santa Clara County CA MFHR Foxchase Apartments
                 V/R Series E FGIC Insured                            5.00       11/01/07     1,000,000
      2,575,000  Santa Clara County CA MFHR Grove Garden
                 Apartments V/R LOC - Citibank                        5.30       03/01/17     2,575,000
      4,800,000  Simi Valley CA MFHR Lincoln Wood Ranch V/R LOC
                 -Sumitomo Bank                                       5.30       06/01/10     4,800,000
      3,000,000  Southern California State Public Power
                 Authority Hydroelectric Revenue Hoover Updating
                 Project Prerefunded                                  8.13       10/01/17     3,162,012
      7,000,000  Southern California State Public Power
                 Authority Southern Transmission Project V/R LOC
                 -Swiss Bank                                          4.75       07/01/19     7,000,000
      1,000,000  Southern California State Rapid Transit
                 District COP V/R MBIA Insured                        3.00       07/01/99     1,000,000
      3,200,000  Stockton CA COP 1986 Water Facility Project
                 Prerefunded                                          7.50       08/01/16     3,280,467
      2,200,000  Tracy CA MFHR Sycamore Village Apartments V/R
                 LOC - Bank of America                                4.55       05/01/15     2,200,000
      1,770,000  Turlock CA Irrigation District Revenue V/R
                 Series A LOC - Canadian Imperial Bank of
                 Commerce                                             4.85       01/01/14     1,770,000
      2,500,000  University of California Housing Revenue
                 Prerefunded                                          7.60       11/01/18     2,626,230
      2,000,000  Vacaville CA MFHR Western Properties Sycamores
                 Project V/R LOC - Bank of America                    4.55       04/01/05     2,000,000
      2,600,000  Walnut Creek CA MFHR Creekside Drive Apartments
                 V/R LOC - Bank of America                            4.55       04/01/07     2,600,000
                                                                                           ------------
                 TOTAL SHORT-TERM CALIFORNIA MUNICIPAL SECURITIES                          $368,142,819

 ...............................................................................
+   SECURITIES WITH MATURITIES IN EXCESS OF 397 DAYS ARE SUBJECT TO A DEMAND
 FEATURE WHICH REDUCES THE REMAINING MATURITY.

CALIFORNIA TAX-FREE MONEY MARKET FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

TOTAL INVESTMENTS IN SECURITIES

              (Cost $368,142,819)* (Note 1)               103.45 % $ 368,142,819
              Other Assets and Liabilities, Net            (3.45 )   (12,274,986)
                                                       ----------  -------------
              TOTAL NET ASSETS                           100.00  % $ 355,867,833
                                                       ----------  -------------
                                                       ----------  -------------

 ...............................................................................

     +        SECURITIES WITH MATURITIES IN EXCESS OF
              397 DAYS ARE SUBJECT TO A DEMAND
              FEATURE WHICH REDUCES THE REMAINING
              MATURITY.
 *   COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL
     STATEMENT PURPOSES.

The accompanying notes are an integral part of these financial statements.

MONEY MARKET FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   YIELD TO      MATURITY
   PRINCIPAL     SECURITY NAME                                     MATURITY        DATE           VALUE
COMMERCIAL PAPER - 60.89%
$    27,500,000  Abbey National North America                         5.72 %     01/31/96  $ 27,368,917
     30,000,000  ANZ Delaware Inc                                     5.67       02/13/96    29,797,004
     30,000,000  Associates Corp of North America                     5.60       04/11/96    29,528,667
     14,900,000  Corporate Asset Funding Co Inc++                     5.67       02/12/96    14,801,437
     32,500,000  Corporate Receivables Corp++                         5.57       03/14/96    32,132,922
      7,500,000  Daimler-Benz North America Corp                      5.50       03/28/96     7,400,313
     22,500,000  Den Danske Corp Inc                                  5.67       02/08/96    22,365,338
      7,000,000  Den Danske Corp Inc                                  5.67       02/09/96     6,957,003
     25,000,000  Glaxo Wellcome Plc++                                 5.70       01/12/96    24,956,458
     20,360,000  Greenwich Funding Corp++                             5.75       01/18/96    20,304,717
     17,000,000  Hanson Finance Plc++                                 5.66       02/21/96    16,863,688
     12,500,000  Hanson Finance Plc++                                 5.67       02/12/96    12,417,313
     20,000,000  International Business Machines Credit Corp          5.66       02/02/96    19,899,378
     30,000,000  Morgan (J P) & Co Inc                                5.57       03/18/96    29,642,592
     32,500,000  National Australia Funding Inc                       5.57       03/15/96    32,127,893
     32,500,000  New Center Asset Funding++                           5.60       03/15/96    32,125,889
     22,000,000  Penney (J C) Co Inc                                  5.66       02/20/96    21,827,059
     15,600,000  Pitney Bowes Credit Corp                             5.70       01/02/96    15,597,530
     30,000,000  Swedish Export Credit Corp                           5.60       03/01/96    29,720,000
                                                                                           ------------
                 TOTAL COMMERCIAL PAPER                                                    $425,834,118

SHORT TERM FEDERAL AGENCIES - 2.14%
$    15,000,000  Federal Home Loan Mortgage Corp                      5.57 %     01/05/96  $ 14,990,714

U.S. TREASURY BILLS - 15.97%
$   115,000,000  U.S. Treasury Bills                                  5.19 %     07/25/96  $111,704,183

MONEY MARKET FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
CERTIFICATES OF DEPOSITS - 2.86%
$    20,000,000  Banque Nationale de Paris (Yankee)                   5.81 %     01/30/96  $ 20,000,000

VARIABLE AND FLOATING RATE BONDS - 15.16%
$    21,000,000  Chemical Banking Corp                                6.08 %     08/19/96    21,027,737
     20,000,000  Comerica Inc                                         5.25       08/12/96    19,987,698
     20,000,000  FCC National Bank                                    5.59       10/31/96    19,990,356
     15,000,000  First Bank N.A.                                      5.90       01/17/96    14,999,872
     10,000,000  First Chicago Corp                                   6.22       02/23/96    10,004,977
     20,000,000  PNC Bank Corp                                        5.64       07/29/96    19,994,162
                                                                                           ------------
                 TOTAL VARIABLE AND FLOATING RATE BONDS                                    $106,004,802

REPURCHASE AGREEMENTS - 3.39%
$    23,731,000  Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           5.75       01/02/96  $ 23,731,000

TOTAL INVESTMENTS IN SECURITIES

              (Cost $702,264,817)* (Note 1)               100.41 % $ 702,264,817
              Other Assets and Liabilities, Net            (0.41 )    (2,871,641)
                                                       ----------  -------------
              TOTAL NET ASSETS                           100.00  % $ 699,393,176
                                                       ----------  -------------
                                                       ----------  -------------

 ...............................................................................

++ THESE SECURITIES ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933. RULE 144A UNDER THAT ACT PERMITS THESE SECURITIES TO BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION TO QUALIFIED INSTITUTIONAL BUYERS. THESE SECURITIES WERE DEEMED LIQUID BY THE INVESTMENT ADVISER IN ACCORDANCE WITH PROCEDURES APPROVED BY THE FUND'S BOARD OF DIRECTORS.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES.

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
MUNICIPAL BONDS - 95.21%
ALABAMA - 0.24%
$      160,000   Alabama State SFMR Series B AMT Multiple Credit
                 Enhancements                                         7.40 %     04/01/22  $    170,085

ALASKA - 0.91%
       605,000   Alaska State Housing Finance Corporation Second
                 Series AMT Government Agency Collateralized          7.10       06/01/22       640,949

CALIFORNIA - 24.64%
       145,000   California State HFA Insured Housing Revenue
                 AMT Series C MBIA Insured                            7.00       08/01/23       154,556
     2,000,000   Contra Costa County CA Mortgage Revenue Cedar
                 Point Apartments Project A FHA Collateralized        6.15       09/01/25     2,072,440
       120,000   Riverside County CA SFMR Project A AMT GNMA
                 Collateralized                                       6.85       10/01/16       133,530
     9,750,000   Riverside County CA SFMR Series B AMT GNMA
                 Collateralized                                       8.35       06/01/13    12,890,378
     1,055,000   Sacramento CA SFMR AMT Escrowed to Maturity          7.25       10/01/23     1,288,619
       830,000   Southern California State SFMR Series A AMT
                 GNMA/FNMA Collateralized                             6.90       10/01/24       885,087

DISTRICT OF COLUMBIA - 0.48%
       320,000   District of Columbia SFMR AMT GNMA
                 Collateralized                                       7.10       12/01/24       341,478

FLORIDA - 0.43%
       285,000   Brevard County FL HFA SFMR Series B FSA Insured      7.00       03/01/13       303,821

HAWAII - 6.28%
       725,000   Hawaii State Airports Systems Revenue AMT FGIC
                 Insured                                              7.00       07/01/20       808,854
       500,000   Hawaii State Harbor Capital Improvement Revenue
                 AMT MBIA Insured                                     7.00       07/01/17       549,930
     3,000,000   Hawaii State SFMR AMT Multiple Credit
                 Enhancements                                         6.00       07/01/26     3,084,300

MUNICIPAL INCOME FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
MUNICIPAL BONDS - CONTINUED
IDAHO - 2.20%
$    1,500,000   Idaho State HFA SFMR Series C-2 AMT                  6.35       07/01/15  $  1,552,710

ILLINOIS - 5.11%
       500,000   Chicago IL O'Hare International Airport Special
                 Facilities Revenue AMT LOC - Bayerische
                 Landesbank                                           7.13       05/01/18       556,770
     1,900,000   Chicago IL O'Hare International Airport Special
                 Facilities Revenue AMT MBIA Insured                  6.75       01/01/18     2,055,040
     1,000,000   Saint Claire County IL AMT FGIC Insured              5.75       10/01/23     1,002,580

INDIANA - 3.65%
     2,500,000   Indiana State HFA Series A-2 AMT FHA
                 Collateralized                                       6.45       07/01/14     2,581,975

IOWA - 3.31%
     1,450,000   Iowa State HFA SFMR Series B AMT GNMA/FNMA
                 Collateralized                                       6.95       07/01/24     1,533,013
       420,000   Iowa State HFA SFMR Series B AMT GNMA/FNMA
                 Collateralized                                       7.45       07/01/23       445,637
       365,000   Iowa State HFA SFMR Series B AMT Government
                 Agency Collateralized                                5.95       07/01/23       364,518

KANSAS - 0.28%
       185,000   Kansas City KS Mortgage Revenue AMT Multiple
                 Credit Enhancements                                  7.35       12/01/23       198,694

KENTUCKY - 4.77%
     1,100,000   Kenton County KY Cincinnati/Northern Kentucky
                 International Airport Revenue AMT FSA Insured        6.30       03/01/15     1,152,426
       925,000   Kentucky State HFA MFHR AMT Multiple Credit
                 Enhancements                                         5.90       01/01/15       940,244
     1,230,000   Kentucky State HFA MFHR Series D AMT FHA
                 Collateralized                                       7.45       01/01/23     1,276,888

MUNICIPAL INCOME FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
MUNICIPAL BONDS - CONTINUED
LOUISIANA - 2.44%
$    1,000,000   Louisiana State MFHR AMT FHA Collateralized          5.90       12/01/18  $  1,006,430
       670,000   Louisiana State Public Facilities Authority
                 Student Loan Revenue AMT FSA Insured                 6.85       01/01/09       718,783

MASSACHUSETTS - 5.08%
     1,000,000   Massachusetts State HFA Residential Development
                 FNMA Collateralized                                  6.90       11/15/21     1,071,910
     2,500,000   Massachusetts State HFA Revenue Series A AMT
                 FSA Insured                                          6.10       06/01/26     2,520,300

MINNESOTA - 0.68%
       455,000   Minneapolis-St Paul MN Housing Finance Board
                 Revenue SFMR Phase IX AMT GNMA Collateralized        7.30       08/01/31       483,151

NEVADA - 8.71%
     1,340,000   Nevada State SFMR Series A-2 AMT FHA
                 Collateralized                                       6.55       10/01/15     1,398,357
     1,825,000   Nevada State SFMR Series C AMT FHA
                 Collateralized                                       6.35       10/01/13     1,879,440
     2,700,000   Washoe County NV Gas Facilities Sierra Pacific
                 Power AMT MBIA Insured                               6.55       09/01/20     2,878,333

NEW JERSEY - 1.89%
     1,250,000   New Jersey State MFHR FHA Collateralized             7.00       05/01/30     1,333,413

NEW YORK - 0.76%
       500,000   New York State Energy R & D Authority Electric
                 Facilities Revenue Cons Edison Co New York City
                 AMT MBIA Insured                                     7.25       11/01/24       538,385

OKLAHOMA - 2.01%
       200,000   Pryor Creek OK Economic Development Authority
                 Mortgage Revenue Series A                            7.13       07/01/21       211,328

MUNICIPAL INCOME FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
MUNICIPAL BONDS - CONTINUED
OKLAHOMA  - CONTINUED
$      635,000   Tulsa County OK HFA Mortgage Revenue Series B
                 Remarket AMT GNMA Collateralized                     7.10       06/01/22  $    678,605
       500,000   Tulsa County OK HFA Mortgage Revenue Series B
                 Remarket AMT GNMA Collateralized                     7.55       05/01/23       532,830

PENNSYLVANIA - 2.14%
       990,000   Allegheny County PA Residential FA SFMR AMT
                 GNMA/FNMA Collateralized                             5.63       11/01/23       974,408
       500,000   Pennsylvania State Higher EDFA Student Loan
                 Revenue Series D AMT AMBAC Insured                   7.05       10/01/16       538,845

TEXAS - 0.74%
       480,000   Travis County TX HFA Residential Mortgage
                 Revenue Series A AMT GNMA/FNMA Collateralized        7.00       12/01/11       519,518

UTAH - 8.43%
       500,000   Utah State Board of Regents Student Loan
                 Revenue Series F AMT AMBAC Insured                   7.45       11/01/08       541,670
     1,100,000   Utah State Board of Regents Student Loan
                 Revenue Series H AMT AMBAC Insured                   6.70       11/01/15     1,160,863
     2,000,000   Utah State HFA SFMR Series B-2 AMT FHA
                 Collateralized                                       6.50       07/01/15     2,072,980
     1,360,000   Utah State HFA SFMR Series C-2 AMT FHA
                 Collateralized                                       6.50       07/01/15     1,406,308
       750,000   Utah State HFA SFMR Series D-2 AMT FHA
                 Collateralized                                       6.45       01/01/11       781,133

VIRGINIA - 1.80%
     1,250,000   Virginia State HFA Commonwealth Mortgage Series
                 B-5 AMT FSA Insured                                  6.20       07/01/21     1,271,275

MUNICIPAL INCOME FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
MUNICIPAL BONDS - CONTINUED
WASHINGTON - 4.11%
$    1,310,000   Washington State SFMR Series D AMT GNMA/FNMA
                 Collateralized                                       6.15       01/01/26  $  1,385,089
     1,440,000   Washington State SFMR Series D AMT GNMA/FNMA
                 Collateralized                                       7.10       07/01/22     1,523,994

WEST VIRGINIA - 4.12%
     3,000,000   West Virginia State Housing Revenue AMT AMBAC
                 Insured                                              5.70       05/01/24     2,914,110
                                                                                           ------------
                 TOTAL MUNICIPAL BONDS                                                     $ 67,325,980
                 (Cost $63,778,413)

SHORT-TERM INSTRUMENTS - 3.80%
MONEY MARKET FUNDS - 0.55%
$      386,156   National Municipal Fund                                                   $    386,156

VARIABLE RATE MUNICIPAL BONDS+ - 3.25%
$    1,900,000   Phenix City AL IDA Environmental Improvement
                 Mead Coates Project Series A V/R LOC - Toronto
                 Dominion Bank                                        6.05       06/01/08  $  1,900,000
       400,000   Babylon NY Individual Development Agency V/R
                 AMT LOC - Union Bank of Switzerland                  6.00       12/01/24       400,000
                                                                                           ------------
                 TOTAL VARIABLE RATE MUNICIPAL BONDS                                       $  2,300,000

                 TOTAL SHORT-TERM INSTRUMENTS                                              $  2,686,156
                 (COST $2,686,156)

MUNICIPAL INCOME FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

TOTAL INVESTMENTS IN SECURITIES

              (Cost $66,464,569)* (Notes 1 and 3)          99.01 % $  70,012,136
              Other Assets and Liabilities, Net             0.99         698,372
                                                       ----------  -------------
              TOTAL NET ASSETS                           100.00  % $  70,710,508
                                                       ----------  -------------
                                                       ----------  -------------

 ...............................................................................

 + THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   3,649,531
Gross Unrealized Depreciation        (101,964)
                                -------------
NET UNREALIZED APPRECIATION     $   3,547,567
                                -------------
                                -------------

The accompanying notes are an integral part of these financial statements.

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - 94.80%
ADVERTISING - 0.90%
        25,000   HA-LO Industries inc+                                           $    410,000  $    768,750

BASIC INDUSTRIES - 0.17%
        10,000   Cronos Group                                                    $    100,000  $    101,250
        55,000   Quadrax Corp+                                                        212,492        46,406
                                                                                 ------------  ------------
                                                                                 $    312,492  $    147,656

BIOTECHNOLOGY - 4.50%
        10,000   Cephalon Inc+                                                   $    277,250  $    407,500
        30,000   Genzyme Corp - General Division+                                   1,550,250     1,871,250
        40,000   Genzyme Corp - Tissue Repair+                                        601,250       635,000
        35,000   Liposome Co Inc+                                                     426,103       700,000
        25,000   Neurex Corp+                                                         112,500       228,125
                                                                                 ------------  ------------
                                                                                 $  2,967,353  $  3,841,875

COMMERCIAL SERVICES - 2.20%
        20,000   AccuStaff Inc+                                                  $    318,229  $    880,000
        11,000   Central Parking Corp+                                                198,000       316,250
        22,000   Sylvan Learning Systems Inc+                                         562,625       654,500
        86,000   Work Recovery Inc+                                                   367,812        21,500
                                                                                 ------------  ------------
                                                                                 $  1,446,666  $  1,872,250

COMPUTER SOFTWARE - 16.90%
        20,000   Adobe Systems Inc                                               $  1,270,195  $  1,240,000
        26,000   Avant! Corp+                                                         803,308       500,500
        25,000   First Data Corp                                                    1,608,075     1,671,875
        48,500   IKOS Systems Inc+                                                    397,989       539,563
        20,000   Imnet Systems Inc+                                                   364,750       480,000
        33,000   LifeRate Systems Inc+                                                259,875       367,125
        45,000   Metatec Corp Class A+                                                530,657       495,000
        12,500   MetaTools Inc+                                                       312,500       325,000
        10,000   Microsoft Corp+                                                      668,063       877,500
        12,000   Minnesota Educational Computing Corp+                                360,469       300,000
        48,000   Oracle Systems Corp+                                               1,815,084     2,034,000

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - CONTINUED
COMPUTER SOFTWARE  - CONTINUED
        20,000   Phamis Inc+                                                     $    520,435  $    595,000
        22,000   Premenos Tech Corp+                                                  562,709       580,250
       100,000   Sanctuary Woods Multimedia+                                          512,831       287,500
        10,000   Software 2000 Inc+                                                   110,000        77,500
        10,000   Syncronys Softcorp+                                                  127,078        28,750
        20,000   Synopsys Inc+                                                        559,875       760,000
        50,000   Veritas Software Corp+                                             1,126,348     1,900,000
        20,000   Verity Inc+                                                          326,850       885,000
        40,000   Viasoft Inc+                                                         404,688       475,000
                                                                                 ------------  ------------
                                                                                 $ 12,641,779  $ 14,419,563

COMPUTER SYSTEMS - 12.81%
         5,000   3Com Corp+                                                      $    214,313  $    233,125
        45,000   Adaptec Inc+                                                       1,329,158     1,845,000
        30,000   Cisco Systems Inc+                                                 1,054,875     2,238,750
        19,000   Clarify Inc+                                                         442,875       570,000
        60,000   Komag Inc+                                                         2,865,072     2,767,500
        40,000   RadiSys Corp+                                                        517,500       470,000
        15,000   Silicon Storage Technology Inc+                                      135,000       198,750
        36,000   Solectron Corp+                                                      851,938     1,588,500
        22,500   Sync Research Inc+                                                 1,153,750     1,018,125
                                                                                 ------------  ------------
                                                                                 $  8,564,481  $ 10,929,750

ELECTRICAL EQUIPMENT - 2.12%
        45,000   Interlink Electronics Inc+                                      $    225,000  $    292,500
        32,000   Nokia Corp ADR Class A                                             1,197,215     1,244,000
        50,000   Power (R F) Products Inc+                                            348,463       275,000
                                                                                 ------------  ------------
                                                                                 $  1,770,678  $  1,811,500

ENERGY & RELATED - 4.70%
        28,200   Camco International Inc                                         $    703,960  $    789,600
        40,000   Digicon Inc+                                                         232,400       320,000
        15,000   Ensco International Inc+                                             250,367       345,000
        15,000   Global Industries Ltd+                                               389,375       450,000

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - CONTINUED
ENERGY & RELATED  - CONTINUED
        32,400   J Ray McDermott SA+                                             $    700,762  $    579,150
        15,000   Marine Drilling Co Inc+                                               71,250        76,875
        10,000   Petroleum Geo-Services ADR+                                          244,167       250,000
        10,000   Sonat Offshore Drilling Co                                           350,561       447,500
        15,000   Sun Co Inc                                                           469,950       410,625
        17,500   Trigen Energy Corp                                                   300,850       341,250
                                                                                 ------------  ------------
                                                                                 $  3,713,642  $  4,010,000

ENTERTAINMENT & LEISURE - 3.19%
        40,000   Family Golf Centers Inc+                                        $    600,000  $    730,000
        30,000   Mirage Resorts Inc+                                                  971,405     1,035,000
         8,000   Morrow Snowboards Inc+                                                88,000       130,000
         5,000   Mountasia Entertainment International Inc+                            24,063        24,063
        19,500   Sports Club Inc+                                                     136,260        60,938
        20,000   Station Casino Inc+                                                  293,750       292,500
        45,000   Stratosphere Corp+                                                   378,617       444,375
                                                                                 ------------  ------------
                                                                                 $  2,492,095  $  2,716,876

ENVIRONMENTAL CONTROL - 3.29%
        55,000   Molten Metal Technology Inc+                                    $  1,248,970  $  1,794,375
        15,000   Republic Industries Inc+                                             349,107       541,875
        25,000   U.S.A. Waste Services Inc+                                           505,045       471,873
                                                                                 ------------  ------------
                                                                                 $  2,103,122  $  2,808,123

FINANCE & RELATED - 4.76%
        60,000   Capital One Financial Corp                                      $  1,655,226  $  1,432,500
        20,000   Cole Taylor Financial Group Inc                                      391,740       597,500
        70,000   Envoy Corp (New)+                                                    414,846     1,211,875
        20,000   NHP Inc+                                                             252,500       370,000
        20,000   Oxford Corp Class A+                                                 534,709       450,000
                                                                                 ------------  ------------
                                                                                 $  3,249,021  $  4,061,875

FOOD & RELATED - 1.75%
        40,000   Garden Fresh Restaurant Corp+                                   $    328,375  $    260,000

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - CONTINUED
FOOD & RELATED  - CONTINUED
        30,000   General Nutrition Co Inc+                                       $    378,750  $    690,000
        10,000   NuCo2 Inc+                                                           126,040       130,000
        30,000   Whole Foods Market Inc+                                              566,125       416,250
                                                                                 ------------  ------------
                                                                                 $  1,399,290  $  1,496,250

GENERAL BUSINESS & RELATED - 0.27%
        12,500   LeCroy Corp+                                                    $    176,875  $    231,250

HEALTHCARE - 8.28%
        15,000   Coventry Corp+                                                  $    309,550  $    309,375
        40,000   Genesis Health Ventures Inc+                                         909,602     1,460,000
        60,000   Healthsouth Corp+                                                  1,229,949     1,747,500
        25,000   Owen Healthcare Inc+                                                 454,375       690,625
        40,000   Renal Treatment Centers+                                             973,000     1,760,000
        40,000   Value Health Inc+                                                  1,337,160     1,100,000
                                                                                 ------------  ------------
                                                                                 $  5,213,636  $  7,067,500

MANUFACTURING PROCESSING - 1.50%
         8,200   Intertape Polymer Group Inc+                                    $    247,180  $    257,275
        25,000   Lydall Inc+                                                          371,040       568,750
        25,000   Waters Corp+                                                         414,500       456,250
                                                                                 ------------  ------------
                                                                                 $  1,032,720  $  1,282,275

MEDICAL EQUIPMENT & SUPPLIES - 6.57%
        30,000   AVECOR Cardiovascular Inc+                                      $    468,125  $    532,500
        50,000   Bioject Medical Technologies+                                        229,063        93,750
        40,000   Biomatrix Inc+                                                       347,292       670,000
        50,000   CompuMed Inc+                                                        475,938       212,500
        60,000   Endosonics Corp+                                                     553,906       907,500
        40,000   Heart Technology Inc+                                                777,569     1,315,000
        35,000   ICU Medical Inc+                                                     465,000       595,000
        30,000   InStent Inc+                                                         514,031       450,000
        12,500   Life Med Sciences Inc+                                                92,188       112,500

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES  - CONTINUED
        32,500   Molecular Devices Corp+                                         $    358,750  $    341,250
        15,000   Sola International Inc+                                              261,879       378,750
                                                                                 ------------  ------------
                                                                                 $  4,543,741  $  5,608,750

PHARMACEUTICALS - 0.74%
        16,000   Ergo Science Corp+                                              $    144,000  $    228,000
         1,000   Fuisz Technologies Ltd+                                               12,000        15,250
        20,000   Medarex Inc+                                                         111,250       142,500
        60,000   Seragen Inc+                                                         414,940       247,500
                                                                                 ------------  ------------
                                                                                 $    682,190  $    633,250

RETAIL & RELATED - 2.70%
        30,000   Barnes & Noble+                                                 $    875,857  $    870,000
        15,000   Concord Camera Corp+                                                  63,750        67,500
        30,000   Corporate Express Inc+                                               723,750       903,750
        15,000   PetSmart Inc+                                                        383,125       465,000
                                                                                 ------------  ------------
                                                                                 $  2,046,482  $  2,306,250

SEMICONDUCTORS - 5.00%
        93,500   Integrated Device Technology Inc+                               $  2,335,108  $  1,203,813
        18,000   Intel Corp                                                           904,125     1,021,500
        40,000   OnTrak Systems Inc+                                                  991,438       580,000
        15,000   S3 Inc+                                                              262,188       264,375
        40,000   Semtech Corp+                                                        857,655       780,000
        40,600   Tegal Corp+                                                          518,414       416,150
                                                                                 ------------  ------------
                                                                                 $  5,868,928  $  4,265,838

TELECOMMUNICATIONS - 10.93%
        65,000   Accom Inc+                                                      $    552,594  $    422,500
        25,000   AML Communications Inc+                                              232,750       262,500
        15,000   Anicom Inc+                                                          135,000       159,375
        15,000   Arch Communications Group Inc+                                       408,681       360,000
        15,000   Cascade Communications Corp+                                       1,218,005     1,278,750
        15,000   Celeritek Inc+                                                       112,500       159,375

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                                           COST         VALUE
COMMON STOCKS - CONTINUED
TELECOMMUNICATIONS  - CONTINUED
        45,000   Comdial Corp+                                                   $    541,000  $    410,625
        42,800   DSC Communications Corp+                                           1,864,154     1,578,250
       100,000   LCI International Inc+                                               913,174     2,050,000
        50,000   PanAmSat Corp+                                                       805,536     1,103,125
        15,000   Premisys Communications Inc+                                         674,063       840,000
        20,000   WorldCom Inc+                                                        605,000       705,000
                                                                                 ------------  ------------
                                                                                 $  8,062,457  $  9,329,500

TRANSPORTATION - 1.52%
        20,000   Greenbrier Companies Inc                                        $    307,323  $    242,500
        40,000   Landair Services Inc+                                                666,866       530,000
        10,000   Marten Transportation Ltd+                                           196,250       165,000
        40,000   Mesa Airlines Inc+                                                   622,588       360,000
                                                                                 ------------  ------------
                                                                                 $  1,793,027  $  1,297,500

                 TOTAL COMMON STOCKS                                             $ 70,490,675  $ 80,906,581

WARRANTS - 2.22%
        50,000   Intel Corp expires 3/14/1998+                                                 $  1,337,500
         3,000   Interlink Electronics Inc expires 06/07/1996+                                        3,188
       100,000   Viacom Inc Class E expires 07/07/1999+                                             550,000
                                                                                               ------------
                 TOTAL WARRANTS                                                                $  1,890,688
                 (Cost $1,099,271)

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST        MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE            DATE             VALUE
CORPORATE BONDS & NOTES - 1.47%
CONVERTIBLE CORPORATE BONDS - 1.47%
$      240,000   First Financial Management Corp                      5.00 %     12/15/99  $    383,280
       100,000   Genesis Health Ventures Inc                          6.00       11/30/03       162,000
       100,000   LDDS Communications Inc                              5.00       08/15/03       105,000
       800,000   Softkey International Inc                            5.50       11/01/00       604,000
                                                                                           ------------
                 TOTAL CORPORATE BONDS & NOTES                                             $  1,254,280
                 (Cost $1,215,624)

SHORT-TERM INSTRUMENTS - 1.92%
REPURCHASE AGREEMENTS - 1.92%
$    1,638,000   Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           5.75       01/02/96  $  1,638,000
                 (Cost $1,638,000)

TOTAL INVESTMENTS IN SECURITIES

              (Cost $74,443,570)* (Notes 1 and 3)         100.41 % $  85,689,549
              Other Assets and Liabilities, Net            (0.41 )      (347,079)
                                                       ----------  -------------
              TOTAL NET ASSETS                           100.00  % $  85,342,470
                                                       ----------  -------------
                                                       ----------  -------------

 ...............................................................................

 +   NON-INCOME EARNING SECURITIES.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  18,980,372
Gross Unrealized Depreciation      (7,734,393)
                                -------------
NET UNREALIZED APPRECIATION     $  11,245,979
                                -------------
                                -------------

The accompanying notes are an integral part of these financial statements.

U.S. GOVERNMENT INCOME FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
U.S. GOVERNMENT AGENCY SECURITIES - 64.37%
ADJUSTABLE RATE MORTGAGES - 1.07%
$        21,630  GNMA #8109 (CMT)                                     6.75 %     03/20/16  $     22,157
         36,931  GNMA #8119 (CMT)                                     7.38       04/20/16        37,923
         11,123  GNMA #8137 (CMT)                                     7.38       06/20/16        11,408
          6,944  GNMA #8268 (CMT)                                     7.25       08/20/17         7,148
         17,835  GNMA #8292 (CMT)                                     6.75       11/20/17        18,237
         31,474  GNMA #8293 (CMT)                                     6.75       12/20/17        32,182
          8,979  GNMA #8310 (CMT)                                     6.75       01/20/18         9,209
         37,918  GNMA #8392 (CMT)                                     7.25       08/20/18        38,961
         37,173  GNMA #8393 (CMT)                                     7.25       08/20/18        38,218
         21,651  GNMA #8429 (CMT)                                     6.75       11/20/18        22,192
        116,795  GNMA #8761 (CMT)                                     6.50       03/20/21       119,423
                                                                                           ------------
                                                                                           $    357,058

FEDERAL AGENCY - OTHER - 31.10%
$    10,000,000  Tennessee Valley Authority                           6.38 %     06/15/05  $ 10,343,700

FIXED RATE MORTGAGES - 27.78%
$        46,330  FHLMC #275825                                        9.50 %     08/01/16  $     49,514
         47,920  FHLMC #304114                                        9.00       05/01/18        50,510
        125,703  FHLMC #304398                                        9.00       06/01/18       132,723
         41,824  FHLMC #305831                                       10.00       08/01/18        45,666
          9,614  FHLMC #307323                                        9.50       09/01/18        10,266
         72,883  FHLMC #307637                                        9.50       07/01/16        77,979
         43,173  FHLMC #307915                                        9.50       10/01/18        46,207
          5,862  FHLMC #308074                                        9.50       10/01/18         6,273
         23,699  FHLMC #360020                                       10.00       01/01/18        25,891
         33,575  FHLMC #360045                                       10.00       02/01/19        36,659
         55,369  FHLMC #532468                                        9.50       04/01/19        59,175
        108,358  GNMA #17087                                          9.00       09/15/16       115,688
         17,544  GNMA #33080                                          9.00       08/15/22        18,663
         14,695  GNMA #150499                                        10.50       03/15/16        16,405
        166,910  GNMA #173055                                         9.00       09/15/16       178,201
        105,823  GNMA #176892                                         9.00       10/15/16       113,147
        494,118  GNMA #190848                                         9.00       01/15/17       527,545

U.S. GOVERNMENT INCOME FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
U.S. GOVERNMENT AGENCY SECURITIES - CONTINUED
FIXED RATE MORTGAGES  - CONTINUED
$       186,294  GNMA #191961                                         9.00 %     02/15/20  $    198,316
         56,652  GNMA #202624                                         9.00       11/15/19        60,352
         62,121  GNMA #236877                                         9.00       04/15/18        66,226
         64,393  GNMA #285963                                         9.00       01/15/20        68,598
         18,574  GNMA #289319                                         9.00       11/15/20        19,773
        179,260  GNMA #303235                                         9.00       05/15/21       190,688
        212,038  GNMA #304653                                         9.00       09/15/21       225,556
          7,281  GNMA #314150                                         9.00       10/15/21         7,751
      2,088,927  GNMA #319413                                         7.25       12/15/18     2,131,227
         23,972  GNMA #335400                                         9.00       12/15/22        25,501
      1,936,206  GNMA #358863                                         7.25       01/15/24     1,975,473
        249,220  GNMA II #85                                         10.00       02/20/22       271,181
        168,019  GNMA II #908                                        10.00       01/20/18       182,825
        938,676  GNMA II #1124                                       11.00       01/20/19     1,053,363
        477,778  GNMA II #1221                                       11.00       07/20/19       536,152
        147,997  GNMA II #1562                                       10.00       02/20/21       161,038
         32,293  GNMA II #194221                                     10.00       09/20/20        35,139
        368,102  GNMA II #266120                                     10.00       08/20/19       402,049
          6,901  GNMA II #272537                                     10.00       08/20/19         7,536
         18,555  GNMA II #278055                                     10.00       07/20/19        20,258
         82,630  GNMA II #289000                                     10.00       05/20/20        89,912
                                                                                           ------------
                                                                                           $  9,239,426

U.S. GOVERNMENT AGENCY NOTES - 4.42%
$     1,700,000  FNMA Principal Strip                                 8.21 %F    03/09/22  $  1,471,588

                 TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                   $ 21,411,772
                 (Cost $20,553,453)

U.S. TREASURY SECURITIES - 34.53%
U.S. TREASURY BONDS - 24.90%
$     3,000,000  U.S. Treasury Bonds                                 11.63 %     11/15/04  $  4,245,930
      2,500,000  U.S. Treasury Bonds                                 12.50       08/15/14     4,035,550
                                                                                           ------------
                                                                                           $  8,281,480

U.S. GOVERNMENT INCOME FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
U.S. TREASURY SECURITIES - CONTINUED
U.S. TREASURY NOTES - 9.63%
$     2,000,000  U.S. Treasury Notes                                  6.50 %     08/15/05  $  2,130,620
      1,000,000  U.S. Treasury Notes                                  7.50       10/31/99     1,073,590
                                                                                           ------------
                                                                                           $  3,204,210

                 TOTAL U.S. TREASURY SECURITIES                                            $ 11,485,690
                 (Cost $11,365,623)

SHORT-TERM INSTRUMENTS - 0.91%
REPURCHASE AGREEMENTS - 0.91%
$       303,000  Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           5.75       01/02/96  $    303,000
                 (Cost $303,000)

TOTAL INVESTMENTS IN SECURITIES

              (Cost $32,222,076)* (Notes 1 and 3)          99.81 % $33,200,462
              Other Assets and Liabilities, Net             0.19        63,394
                                                       ----------  -----------
              TOTAL NET ASSETS                           100.00  % $33,263,856
                                                       ----------  -----------
                                                       ----------  -----------

 .............................................................................

 F   YIELD TO MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 1,141,523
Gross Unrealized Depreciation      (163,137)
                                -----------
NET UNREALIZED APPRECIATION     $   978,386
                                -----------
                                -----------

The accompanying notes are an integral part of these financial statements.

U.S. TREASURY MONEY MARKET FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   YIELD TO      MATURITY
   PRINCIPAL     SECURITY NAME                                     MATURITY        DATE           VALUE
U.S. TREASURY BILLS - 100.54%
$    13,070,000  U.S. Treasury Bills                                  1.93 %     01/04/96  $ 13,064,240
     14,875,000  U.S. Treasury Bills                                  4.06       01/11/96    14,853,032
     20,000,000  U.S. Treasury Bills                                  4.49       01/25/96    19,929,933
     19,190,000  U.S. Treasury Bills                                  4.54       01/18/96    19,142,523
     17,870,000  U.S. Treasury Bills                                  4.58       02/01/96    17,788,924
     18,280,000  U.S. Treasury Bills                                  4.71       02/15/96    18,158,520
     28,595,000  U.S. Treasury Bills                                  4.74       02/08/96    28,443,045
     13,355,000  U.S. Treasury Bills                                  4.78       02/29/96    13,238,935
     22,585,000  U.S. Treasury Bills                                  4.81       02/22/96    22,411,480
     18,995,000  U.S. Treasury Bills                                  5.02       03/21/96    18,775,924
     26,035,000  U.S. Treasury Bills                                  5.03       03/07/96    25,792,503
     14,139,000  U.S. Treasury Bills                                  5.06       03/14/96    13,987,787
     18,590,000  U.S. Treasury Bills                                  5.07       04/18/96    18,315,613
     19,650,000  U.S. Treasury Bills                                  5.12       04/04/96    19,386,012
                                                                                           ------------
                 TOTAL U.S. TREASURY BILLS                                                 $263,288,471

TOTAL INVESTMENTS IN SECURITIES

              (Cost $263,288,471)* (Note 1)               100.54 % $ 263,288,471
              Other Assets and Liabilities, Net            (0.54 )    (1,402,110)
                                                       ----------  -------------
              TOTAL NET ASSETS                           100.00  % $ 261,886,361
                                                       ----------  -------------
                                                       ----------  -------------

 ...............................................................................

 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES.

The accompanying notes are an integral part of these financial statements.

VARIABLE RATE GOVERNMENT FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
U.S. GOVERNMENT AGENCY SECURITIES - 92.33%
ADJUSTABLE RATE MORTGAGES - 91.08%
$    47,135,170  FHLMC #410055 (CMT)                                  6.87 %     11/01/24  $ 48,203,253
     24,114,685  FHLMC #609684 (CMT)                                  5.99       05/01/24    24,759,030
     19,690,503  FHLMC #610237 (CMT)                                  5.93       10/01/25    20,090,417
     10,000,000  FHLMC #610268 (CMT)                                  5.88       11/01/25    10,185,900
      2,539,816  FHLMC #640065 (CMT)                                  7.38       01/01/18     2,600,136
      7,985,642  FHLMC #755102 (CMT)                                  7.36       06/01/18     8,130,342
      9,291,790  FHLMC #845130 (CMT)                                  7.17       06/01/22     9,479,113
         47,595  FHLMC #845410 (CMT)                                  7.63       07/01/23        48,398
         21,585  FHLMC #845613 (CMT)                                  6.24       01/01/24        21,967
     37,237,433  FHLMC #845752 (CMT)                                  6.05       05/01/24    38,057,773
     10,084,326  FHLMC #845819 (CMT)                                  6.41       05/01/24    10,304,971
     22,895,531  FHLMC #845897 (CMT)                                  7.64       06/01/24    23,230,721
     31,173,412  FHLMC #845916 (CMT)                                  7.64       09/01/24    31,830,548
     22,394,710  FHLMC #845969 (6 month LIBOR)                        7.32       12/01/24    23,056,025
     19,163,421  FHLMC #846150 (CMT)                                  8.11       04/01/21    19,834,141
     21,987,819  FHLMC #846206 (CMT)                                  5.96       12/01/25    22,306,642
      9,815,145  FNMA #136014 (COFI)                                  5.43       05/01/18    10,223,553
     26,406,337  FNMA #190166 (CMT)                                   7.69       11/01/23    27,247,907
      9,188,412  FNMA #190826 (CMT)                                   7.54       03/01/24     9,481,246
      9,679,443  FNMA #303386 (CMT)                                   5.97       06/01/25     9,848,834
      6,581,372  FNMA #303431 (CMT)                                   6.59       07/01/24     6,711,025
     14,601,831  FNMA #326091 (6 month Treasury)                      6.01       07/01/25    14,875,615
     11,528,049  FNMA #333938 (CMT)                                   6.05       12/01/25    11,695,206
      4,712,307  FNMA #70485 (CMT)                                    7.19       04/01/27     4,777,101
      4,896,958  FNMA #90031 (CMT)                                    7.52       01/01/20     4,994,897
     10,000,000  GNMA ARM TBA                                         5.50       01/24/96    10,021,000
     15,000,000  GNMA II ARM TBA                                      5.00       01/24/96    15,030,000
      7,957,862  GNMA II #8121 (CMT)                                  6.50       01/20/23     8,102,138
      9,185,342  GNMA II #8358 (CMT)                                  6.00       01/20/24     9,354,720
     13,619,289  GNMA II #8373 (CMT)                                  6.00       02/20/24    13,870,429
     32,185,225  GNMA II #8387 (CMT)                                  6.00       03/20/24    32,778,720
     11,023,593  GNMA II #8443 (CMT)                                  6.50       06/20/24    11,219,923
        157,858  GNMA II #8623 (CMT)                                  7.50       04/20/25       161,089
      2,620,462  GNMA II #8633 (CMT)                                  7.50       05/20/25     2,674,102

VARIABLE RATE GOVERNMENT FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
U.S. GOVERNMENT AGENCY SECURITIES - CONTINUED
ADJUSTABLE RATE MORTGAGES  - CONTINUED
$     1,846,706  GNMA II #8644 (CMT)                                  7.50       06/20/25  $  1,884,509
      9,668,108  GNMA II #8705 (CMT)                                  7.00       09/20/25     9,903,817
     13,798,258  GNMA II #8710 (CMT)                                  5.50       10/20/25    13,815,506
     24,633,652  GNMA II #8717 (CMT)                                  6.00       10/20/25    24,879,988
     40,146,885  GNMA II #8744 (CMT)                                  5.50       11/20/25    40,197,069
     15,300,000  GNMA II #8765 (CMT)                                  5.50       12/20/25    15,293,880
      1,385,128  GNMA II #8998 (CMT)                                  7.38       06/20/22     1,410,021
                                                                                           ------------
                                                                                           $602,591,672

REAL ESTATE MORTGAGE INVESTMENT CONDUITS - 1.25%
$     8,344,327  FNMA 1995-210 FL                                     6.07 %     09/25/23  $  8,292,008

                 TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                   $610,883,680
                 (Cost $607,547,078)

U.S. TREASURY SECURITIES - 11.87%
U.S. TREASURY NOTES - 11.87%
$    50,000,000  U.S. Treasury Notes                                  5.38 %     11/30/97  $ 50,164,000
     28,000,000  U.S. Treasury Notes                                  6.00       08/31/97    28,345,520
                                                                                           ------------
                 TOTAL U.S. TREASURY SECURITIES                                            $ 78,509,520
                 (Cost $78,213,804)

SHORT-TERM INSTRUMENTS - 0.22%
REPURCHASE AGREEMENTS - 0.22%
$     1,448,000  Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           5.75       01/02/96  $  1,448,000
                 (Cost $1,448,000)

VARIABLE RATE GOVERNMENT FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

TOTAL INVESTMENTS IN SECURITIES

              (Cost $687,208,882)* (Notes 1 and 3)        104.42 % $ 690,841,200
              Other Assets and Liabilities, Net            (4.42 )   (29,214,295)
                                                       ----------  -------------
              TOTAL NET ASSETS                           100.00  % $ 661,626,905
                                                       ----------  -------------
                                                       ----------  -------------

 ...............................................................................

 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   4,381,590
Gross Unrealized Depreciation        (749,272)
                                -------------
NET UNREALIZED APPRECIATION     $   3,632,318
                                -------------
                                -------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1995

                                                                           CALIFORNIA
                                          ASSET         CALIFORNIA           TAX-FREE
                                     ALLOCATION           TAX-FREE              MONEY
                                           FUND          BOND FUND        MARKET FUND
 ....................................................................................
ASSETS
INVESTMENTS:
  In securities, at market
    value
    (see cost below)          $      68,243,791  $     273,551,793  $     368,142,819
  Cash                                        0                391            770,449
Receivables:
  Dividends and interest                214,075          4,650,928          2,771,267
  Fund shares sold                       56,663             19,100                  0
  Investment securities sold                  0                  0                  0
  Due from administrator
    (Note 2)                                  0                  0                  0
Organization expenses, net
  of amortization                        10,906              2,465                  0
Prepaid expenses                         22,817             18,364                  0
TOTAL ASSETS                         68,548,252        278,243,041        371,684,535
LIABILITIES
Cash overdraft due to
  custodian                              26,874                  0                  0
Payables:
  Investment securities
    purchased                                 0            984,100         13,928,600
  Distribution to
    shareholders                        251,526          1,177,050          1,094,288
  Fund shares redeemed                    3,300            114,439                  0
  Due to sponsor and
    distributor (Note 2)                 65,066            198,277            497,911
  Due to adviser (Note 2)                83,060            291,868            223,691
  Other                                  36,799             62,507             72,212
TOTAL LIABILITIES                       466,625          2,828,241         15,816,702
TOTAL NET ASSETS
                              $      68,081,627  $     275,414,800  $     355,867,833
NET ASSETS CONSIST OF:
  Paid-in capital, Class
    A(1)                      $      39,516,327  $     250,777,820  $     355,939,961
  Paid-in capital, Class D
    or I(1)                          14,481,832          7,704,783                N/A
  Undistributed
    (overdistributed) net
    investment income                         0            (15,018)                 0
  Undistributed net realized
    gain (loss) on
    investments                         872,044          1,994,546            (72,128)
  Net unrealized
    appreciation
    (depreciation) of
    investments                      13,211,424         14,952,669                  0
TOTAL NET ASSETS              $      68,081,627  $     275,414,800  $     355,867,833
COMPUTATION OF NET ASSET
VALUE AND OFFERING PRICE
(NOTE 4)
Net assets - Class A(1)       $      52,006,874  $     268,351,721  $     355,867,833
Shares outstanding - Class
  A(1)                                3,778,222         24,749,623        355,939,965
Net asset value per share -
  Class A(1)                             $13.76             $10.84              $1.00
Maximum offering price per
  share - Class A(1)                     $14.41(2)          $11.35(2)           $1.00
Net assets - Class D or I     $      16,074,753  $       7,063,079                N/A
Shares outstanding - Class D
  or I                                  939,789            498,931                N/A
Net asset value and offering
  price per share - Class D
  or I                                   $17.10             $14.16                N/A
INVESTMENTS AT COST (NOTE 3)  $      55,032,367  $     258,599,124  $     368,142,819

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1995

                                                                           SHORT-TERM
                                          MONEY          MUNICIPAL        GOVERNMENT-
                                         MARKET             INCOME          CORPORATE
                                           FUND               FUND        INCOME FUND
 ....................................................................................
ASSETS
INVESTMENTS:
  In securities, at market
    value
    (see cost below)          $     702,264,817  $      70,012,136  $       5,922,594(4)
  Cash                                    9,407                  0                  0
Receivables:
  Dividends and interest                817,012          1,195,201             32,688
  Fund shares sold                            0                291                  0
  Investment securities sold                  0                  0                  0
  Due from administrator
    (Note 2)                                  0                  0                912
Organization expenses, net
  of amortization                        35,220             21,951             71,311
Prepaid expenses                         52,985             10,422                454
TOTAL ASSETS                        703,179,441         71,240,001          6,027,959
LIABILITIES
Cash overdraft due to
  custodian                                   0                  0                  0
Payables:
  Investment securities
    purchased                                 0                  0                  0
  Distribution to
    shareholders                      3,114,797            307,779             31,144
  Fund shares redeemed                        0             21,575                  0
  Due to sponsor and
    distributor (Note 2)                309,355             64,333              4,388
  Due to adviser (Note 2)               318,503             67,509                  0
  Other                                  43,610             68,297             37,960
TOTAL LIABILITIES                     3,786,265            529,493             73,492
TOTAL NET ASSETS
                              $     699,393,176  $      70,710,508  $       5,954,467
NET ASSETS CONSIST OF:
  Paid-in capital, Class
    A(1)                      $     375,366,288  $      57,860,364  $       5,936,048
  Paid-in capital, Class D
    or I(1)                         324,220,168         13,061,371                  0
  Undistributed
    (overdistributed) net
    investment income                         0                  0                  0
  Undistributed net realized
    gain (loss) on
    investments                        (193,280)        (3,758,794)             3,851
  Net unrealized
    appreciation
    (depreciation) of
    investments                               0          3,547,567             14,568
TOTAL NET ASSETS              $     699,393,176  $      70,710,508  $       5,954,467
COMPUTATION OF NET ASSET
VALUE AND OFFERING PRICE
(NOTE 4)
Net assets - Class A(1)       $     375,217,777  $      58,439,806  $       5,954,467
Shares outstanding - Class
  A(1)                              375,364,023          5,347,075          1,185,070
Net asset value per share -
  Class A(1)                              $1.00             $10.93              $5.02
Maximum offering price per
  share - Class A(1)                      $1.00             $11.27(3)             $5.18(3)
Net assets - Class D or I     $     324,175,399  $      12,270,702                N/A
Shares outstanding - Class D
  or I                              324,222,390            829,082                N/A
Net asset value and offering
  price per share - Class D
  or I                                    $1.00             $14.80                N/A
INVESTMENTS AT COST (NOTE 3)  $     702,264,817  $      66,464,569                N/A

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
(4)  INVESTMENT IN CORRESPONDING MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

                                     SHORT-TERM
                                      MUNICIPAL          STRATEGIC    U.S. GOVERNMENT      U.S. TREASURY      VARIABLE RATE
                                         INCOME             GROWTH             INCOME       MONEY MARKET         GOVERNMENT
                                           FUND               FUND               FUND               FUND               FUND
 ..........................................................................................................................
ASSETS
INVESTMENTS:
  In securities, at market
    value
    (see cost below)          $      16,448,917(4) $      85,689,549 $      33,200,462 $     263,288,471  $     690,841,200
  Cash                                        0              2,170              1,428                921              1,956
Receivables:
  Dividends and interest                 63,483             14,679            324,713              3,363          5,519,337
  Fund shares sold                            0            277,987                148                  0          1,337,000
  Investment securities sold                  0                  0              5,848                  0          4,932,782
  Due from administrator
    (Note 2)                              8,888                  0                  0                  0                  0
Organization expenses, net
  of amortization                        64,215             35,626              9,328             23,582             10,617
Prepaid expenses                            512             35,008             20,606              2,210              1,463
TOTAL ASSETS                         16,586,015         86,055,019         33,562,533        263,318,547        702,644,355
LIABILITIES
Cash overdraft due to
  custodian                                   0                  0                  0                  0                  0
Payables:
  Investment securities
    purchased                                 0            468,750                  0                  0         36,556,636
  Distribution to
    shareholders                         57,984                  0            172,090          1,068,293          3,032,611
  Fund shares redeemed                        0             44,362             72,029                  0            242,347
  Due to sponsor and
    distributor (Note 2)                 15,745             90,525                  0            220,284            529,786
  Due to adviser (Note 2)                     0             93,585             24,764            107,584            603,624
  Other                                  25,821             15,327             29,794             36,025             52,446
TOTAL LIABILITIES                        99,550            712,549            298,677          1,432,186         41,017,450
TOTAL NET ASSETS
                              $      16,486,465  $      85,342,470  $      33,263,856  $     261,886,361  $     661,626,905
NET ASSETS CONSIST OF:
  Paid-in capital, Class
    A(1)                      $      16,355,584  $      50,306,393  $      30,683,514  $     198,782,464  $     801,254,033
  Paid-in capital, Class D
    or I(1)                                   0         22,955,679          3,564,121         63,129,720          8,787,922
  Undistributed
    (overdistributed) net
    investment income                         0         (1,105,810)           (12,644)                 0                  0
  Undistributed net realized
    gain (loss) on
    investments                            (195)         1,940,229         (1,949,521)           (25,823)      (152,047,368)
  Net unrealized
    appreciation
    (depreciation) of
    investments                         131,076         11,245,979            978,386                  0          3,632,318
TOTAL NET ASSETS              $      16,486,465  $      85,342,470  $      33,263,856  $     261,886,361  $     661,626,905
COMPUTATION OF NET ASSET
VALUE AND OFFERING PRICE
(NOTE 4)
Net assets - Class A(1)       $      16,486,465  $      59,016,086  $      30,471,202  $     198,752,763  $     653,896,801
Shares outstanding - Class
  A(1)                                3,301,804          3,508,125          2,825,738        198,782,464         69,952,079
Net asset value per share -
  Class A(1)                              $4.99             $16.82             $10.78              $1.00              $9.35
Maximum offering price per
  share - Class A(1)                      $5.14(3)          $17.61(2)          $11.29(2)           $1.00              $9.64(3)
Net assets - Class D or I                   N/A  $      26,326,384  $       2,792,654  $      63,133,598  $       7,730,103
Shares outstanding - Class D
  or I                                      N/A          1,266,478            189,435         63,129,720            553,192
Net asset value and offering
  price per share - Class D
  or I                                      N/A             $20.79             $14.74              $1.00             $13.97
INVESTMENTS AT COST (NOTE 3)                N/A  $      74,443,570  $      32,222,076  $     263,288,471  $     687,208,882

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
(3) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
(4)  INVESTMENT IN CORRESPONDING MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                           CALIFORNIA
                                          ASSET         CALIFORNIA           TAX-FREE
                                     ALLOCATION           TAX-FREE              MONEY
                                           FUND          BOND FUND        MARKET FUND
 ....................................................................................
INVESTMENT INCOME(1)
  Dividends                   $       1,407,563  $               0  $               0
  Interest                              631,530         17,521,368         11,537,586
  Expenses                                  N/A                N/A                N/A
TOTAL INVESTMENT INCOME               2,039,093         17,521,368         11,537,586
EXPENSES (NOTE 2)
  Advisory fees                         424,416          1,414,023          1,330,839
  Administration fees                    60,627            384,015            297,191
  Custody fees                            6,247             50,563             50,845
  Shareholder servicing fees             31,150             18,322                  0
  Portfolio accounting fees                   0            118,303            125,975
  Transfer agency fees                   50,453            162,269             41,752
  Distribution fees                     213,867             36,643            120,094
  Amortization of
    organization expenses                 4,220              1,210                  0
  Legal and audit fees                   33,018             35,550             31,390
  Registration fees                      55,092              4,438             10,000
  Directors' fees                         5,715              5,000              5,000
  Shareholder reports                    28,055             33,424              4,774
  Other                                   7,196             13,435             12,252
TOTAL EXPENSES                          920,056          2,277,195          2,030,112
Less:
  Waived fees and reimbursed
    expenses (Note 2)                   (39,137)          (579,182)           (17,718)
NET EXPENSES                            880,919          1,698,013          2,012,394
NET INVESTMENT INCOME (LOSS)          1,158,174         15,823,355          9,525,192
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS(1)
  Net realized gain (loss)
    on sale of investments            2,440,725         11,707,680              8,582
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                      14,291,076         15,517,216                  0
NET GAIN (LOSS) ON
INVESTMENTS                          16,731,801         27,224,896              8,582
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS     $      17,889,975  $      43,048,251  $       9,533,774

 ...............................................................................

(1) FOR THE SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND AND THE SHORT-TERM MUNICIPAL INCOME FUND THE INCOME, EXPENSES AND REALIZED AND UNREALIZED GAINS AND LOSSES ARE ALLOCATED FROM EACH FUND'S CORRESPONDING MASTER PORTFOLIO. SEE NOTE 5 FOR DETAILS OF INCOME ALLOCATIONS FROM THE MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

                                                                           SHORT-TERM         SHORT-TERM
                                          MONEY          MUNICIPAL        GOVERNMENT-          MUNICIPAL          STRATEGIC
                                         MARKET             INCOME          CORPORATE             INCOME             GROWTH
                                           FUND               FUND        INCOME FUND               FUND               FUND
 ..........................................................................................................................
INVESTMENT INCOME(1)
  Dividends                   $               0  $               0  $               0  $               0  $         132,455
  Interest                           29,280,765          5,081,588            150,854            617,987            186,812
  Expenses                                  N/A                N/A                  0                  0                N/A
TOTAL INVESTMENT INCOME              29,280,765          5,081,588            150,854            617,987            319,267
EXPENSES (NOTE 2)
  Advisory fees                       1,230,778            408,252                  0                  0            302,821
  Administration fees                   492,311             82,019              3,560             19,436             91,128
  Custody fees                           88,546             14,742                  0                  0             22,191
  Shareholder servicing fees                  0             35,700                  0                  0             49,492
  Portfolio accounting fees             158,791             73,409                  0                  0             63,554
  Transfer agency fees                   48,139             53,759             10,060              9,962             56,926
  Distribution fees                     866,432            151,382              5,933             32,393            250,865
  Amortization of
    organization expenses                 3,895             28,300             15,640             10,836             14,899
  Legal and audit fees                   44,287             33,294             24,312             24,366             29,255
  Registration fees                      21,302             57,760             41,726             35,479             43,014
  Directors' fees                         5,000              5,000              3,785              3,797              5,000
  Shareholder reports                    19,316             40,075             13,001             11,439             35,206
  Other                                   8,699             12,133              3,000              3,000             18,734
TOTAL EXPENSES                        2,987,496            995,825            121,017            150,708            983,085
Less:
  Waived fees and reimbursed
    expenses (Note 2)                  (145,674)          (326,109)          (113,896)          (101,721)           (57,496)
NET EXPENSES                          2,841,822            669,716              7,121             48,987            925,589
NET INVESTMENT INCOME (LOSS)         26,438,943          4,411,872            143,733            569,000           (606,322)
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS(1)
  Net realized gain (loss)
    on sale of investments             (155,089)          (157,864)             3,975             19,197         10,895,873
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                               0          8,364,389             15,944            159,456          8,601,611
NET GAIN (LOSS) ON
INVESTMENTS                            (155,089)         8,206,525             19,919            178,653         19,497,484
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS     $      26,283,854  $      12,618,397  $         163,652  $         747,653  $      18,891,162

 ...............................................................................

(1) FOR THE SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND AND THE SHORT-TERM MUNICIPAL INCOME FUND THE INCOME, EXPENSES AND REALIZED AND UNREALIZED GAINS AND LOSSES ARE ALLOCATED FROM EACH FUND'S CORRESPONDING MASTER PORTFOLIO. SEE NOTE 5 FOR DETAILS OF INCOME ALLOCATIONS FROM THE MASTER PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1995

                                U.S. GOVERNMENT      U.S. TREASURY      VARIABLE RATE
                                         INCOME       MONEY MARKET         GOVERNMENT
                                           FUND               FUND               FUND
 ....................................................................................
INVESTMENT INCOME
  Dividends                   $               0  $               0  $               0
  Interest                            2,893,181         12,944,520         53,768,325
  Expenses                                  N/A                N/A                N/A
TOTAL INVESTMENT INCOME               2,893,181         12,944,520         53,768,325
EXPENSES (NOTE 2)
  Advisory fees                         188,719            575,257          4,115,581
  Administration fees                    37,744            230,103            923,116
  Custody fees                           21,103             44,428            156,528
  Shareholder servicing fees              8,291                  0             24,977
  Portfolio accounting fees              52,185            107,519            226,122
  Transfer agency fees                   55,947             38,680             75,667
  Distribution fees                      16,582            492,571          2,082,768
  Amortization of
    organization expenses                 3,500             11,109             19,374
  Legal and audit fees                   23,242             41,586            245,313
  Registration fees                      44,918             41,946             29,703
  Directors' fees                         5,000              5,000              5,000
  Shareholder reports                    23,780             21,287             31,711
  Other                                  19,736              5,600             47,764
TOTAL EXPENSES                          500,747          1,615,086          7,983,624
Less:
  Waived fees and reimbursed
    expenses (Note 2)                  (142,902)          (203,631)        (1,012,797)
NET EXPENSES                            357,845          1,411,455          6,970,827
NET INVESTMENT INCOME (LOSS)          2,535,336         11,533,065         46,797,498
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
  Net realized gain (loss)
    on sale of investments             (736,709)           (13,382)        (7,586,997)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                       4,863,922                  0         23,216,208
NET GAIN (LOSS) ON
INVESTMENTS                           4,127,213            (13,382)        15,629,211
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS     $       6,662,549  $      11,519,683  $      62,426,709

 ...............................................................................

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                 ASSET ALLOCATION FUND
                                        . For the              For the
                                       Year Ended           Year Ended
                                    Dec. 31, 1995        Dec. 31, 1994
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
  Net investment income       $         1,158,174  $         1,490,375
  Net realized (loss) on
    sale of investments                 2,440,725            3,975,711
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                        14,291,076           (6,051,202)
NET INCREASE (DECREASE)
RESULTING FROM OPERATIONS              17,889,975             (585,116)
DISTRIBUTIONS TO
SHAREHOLDERS:
  From net investment income
    Class A                              (996,012)          (1,253,254)
    Class D or I                         (162,162)            (192,825)
  In excess of net
    investment income
    Class A                                     0                    0
    Class D or I                                0                    0
  From net realized gain on
    sales of investments
    Class A                            (1,201,148)          (3,165,196)
    Class D or I                         (367,533)            (766,987)
  From tax return of capital
    Class A                                     0                    0
    Class D or I                                0                    0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A                           4,025,824            5,857,662
  Reinvestment of dividends
    - Class A                           5,040,708              694,596
  Cost of shares redeemed -
    Class A                            (9,469,024)         (14,543,493)
NET INCREASE IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                   (402,492)          (7,991,235)
  Proceeds from shares sold
    - Class D or I                      5,176,687            5,046,708
  Reinvestment of dividends
    - Class D or I                      1,070,410               87,663
  Cost of shares redeemed -
    Class D or I                       (3,031,687)          (3,194,348)
NET INCREASE IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR I             3,215,410            1,940,023
INCREASE (DECREASE) IN NET
ASSETS                                 17,976,038          (12,014,590)
NET ASSETS:
 Beginning net assets                  50,105,589           62,120,179
  ENDING NET ASSETS           $        68,081,627  $        50,105,589
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A                   324,722              497,697
  Shares issued in
    reinvestment of
    dividends - Class A                   441,179               60,791
  Shares redeemed - Class A              (766,534)          (1,244,313)
NET INCREASE (DECREASE) IN
SHARES OUTSTANDING - CLASS A                 (633)            (685,825)
  Shares sold - Class D or I              328,419              344,653
  Shares issued in
    reinvestment of
    dividends - Class D or I               75,254                6,181
  Shares redeemed - Class D
    or I                                 (202,929)            (221,506)
NET INCREASE (DECREASE) IN
SHARES OUTSTANDING - CLASS D
OR I                                      200,744              129,328

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                         CALIFORNIA TAX-FREE BOND FUND
                                        . For the              For the
                                       Year Ended           Year Ended
                                    Dec. 31, 1995        Dec. 31, 1994
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
  Net investment income       $        15,823,355  $        19,402,678
  Net realized (loss) on
    sale of investments                11,707,680            4,054,017
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                        15,517,216          (39,374,337)
NET INCREASE (DECREASE)
RESULTING FROM OPERATIONS              43,048,251          (15,917,642)
DISTRIBUTIONS TO
SHAREHOLDERS:
  From net investment income
    Class A                           (15,466,590)         (18,973,436)
    Class D or I                         (356,764)            (429,242)
  In excess of net
    investment income
    Class A                                     0                    0
    Class D or I                                0                    0
  From net realized gain on
    sales of investments
    Class A                            (9,468,118)          (3,947,872)
    Class D or I                         (245,016)            (106,145)
  From tax return of capital
    Class A                                     0                    0
    Class D or I                                0                    0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A                          13,066,837           15,317,908
  Reinvestment of dividends
    - Class A                          17,283,285           14,574,219
  Cost of shares redeemed -
    Class A                           (52,153,705)         (80,201,764)
NET INCREASE IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                (21,803,583)         (50,309,637)
  Proceeds from shares sold
    - Class D or I                      1,423,486            2,864,757
  Reinvestment of dividends
    - Class D or I                        397,321              348,941
  Cost of shares redeemed -
    Class D or I                       (2,565,176)          (2,499,120)
NET INCREASE IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR I              (744,369)             714,578
INCREASE (DECREASE) IN NET
ASSETS                                 (5,036,189)         (88,969,396)
NET ASSETS:
 Beginning net assets                 280,450,989          369,420,385
  ENDING NET ASSETS           $       275,414,800  $       280,450,989
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A                 1,213,665            1,401,041
  Shares issued in
    reinvestment of
    dividends - Class A                 1,620,338            1,315,610
  Shares redeemed - Class A            (4,864,665)          (7,464,971)
NET INCREASE (DECREASE) IN
SHARES OUTSTANDING - CLASS A           (2,030,662)          (4,748,320)
  Shares sold - Class D or I              102,025              197,191
  Shares issued in
    reinvestment of
    dividends - Class D or I               28,596               24,268
  Shares redeemed - Class D
    or I                                 (183,326)            (179,799)
NET INCREASE (DECREASE) IN
SHARES OUTSTANDING - CLASS D
OR I                                      (52,705)              41,660

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2)  CLASS I SHARES COMMENCED OPERATIONS ON AUGUST 18, 1994.

The accompanying notes are an integral part of these financial statements.


                                 CALIFORNIA TAX-FREE MONEY MARKET FUND
                                                                  ...........                  MONEY MARKET FUND
                                        . For the              For the              For the              For the
                                       Year Ended           Year Ended           Year Ended           Year Ended
                                    Dec. 31, 1995        Dec. 31, 1994        Dec. 31, 1995     Dec. 31, 1994(2)
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
  Net investment income       $         9,525,192  $         7,235,197  $        26,438,943  $        11,484,645
  Net realized (loss) on
    sale of investments                     8,582              (76,188)            (155,089)             (36,799)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                                 0                    0                    0                    0
NET INCREASE (DECREASE)
RESULTING FROM OPERATIONS               9,533,774            7,159,009           26,283,854           11,447,846
DISTRIBUTIONS TO
SHAREHOLDERS:
  From net investment income
    Class A                            (9,525,192)          (7,235,197)         (18,371,046)         (11,414,964)
    Class D or I                                0                    0           (8,067,897)             (69,681)
  In excess of net
    investment income
    Class A                                     0                    0                    0                    0
    Class D or I                                0                    0                    0                    0
  From net realized gain on
    sales of investments
    Class A                                     0                    0                    0                    0
    Class D or I                                0                    0                    0                    0
  From tax return of capital
    Class A                                     0                    0                    0                    0
    Class D or I                                0                    0                    0                    0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A                         659,698,172          630,837,073        1,969,443,796        1,991,327,766
  Reinvestment of dividends
    - Class A                           2,986,292            2,663,580            8,012,050            4,615,464
  Cost of shares redeemed -
    Class A                          (595,234,606)        (742,727,104)      (1,910,005,001)      (1,916,112,891)
NET INCREASE IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                 67,449,858         (109,226,451)          67,450,845           79,830,339
  Proceeds from shares sold
    - Class D or I                              0                    0          918,045,967           19,768,852
  Reinvestment of dividends
    - Class D or I                              0                    0            6,132,104               26,043
  Cost of shares redeemed -
    Class D or I                                0                    0         (611,195,414)          (8,557,384)
NET INCREASE IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR I                     0                    0          312,982,657           11,237,511
INCREASE (DECREASE) IN NET
ASSETS                                 67,458,440         (109,302,639)         380,278,413           91,031,051
NET ASSETS:
 Beginning net assets                 288,409,393          397,712,032          319,114,763          228,083,712
  ENDING NET ASSETS           $       355,867,833  $       288,409,393  $       699,393,176  $       319,114,763
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A               659,698,172          630,837,073        1,969,427,483        1,991,327,765
  Shares issued in
    reinvestment of
    dividends - Class A                 2,986,292            2,663,580            8,012,052            4,615,464
  Shares redeemed - Class A          (595,234,606)        (742,727,100)      (1,909,990,912)      (1,916,112,891)
NET INCREASE (DECREASE) IN
SHARES OUTSTANDING - CLASS A           67,449,858         (109,226,447)          67,448,623           79,830,338
  Shares sold - Class D or I                    0                    0          918,035,650           19,768,852
  Shares issued in
    reinvestment of
    dividends - Class D or I                    0                    0            6,132,104               26,043
  Shares redeemed - Class D
    or I                                        0                    0         (611,182,876)          (8,557,384)
NET INCREASE (DECREASE) IN
SHARES OUTSTANDING - CLASS D
OR I                                            0                    0          312,984,878           11,237,511

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2)  CLASS I SHARES COMMENCED OPERATIONS ON AUGUST 18, 1994.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                 MUNICIPAL INCOME FUND
                                        . For the              For the
                                       Year Ended           Year Ended
                                    Dec. 31, 1995        Dec. 31, 1994
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
  Net investment income       $         4,411,872  $         6,025,578
  Net realized (loss) on
    sale of investments                  (157,864)          (3,600,931)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                         8,364,389          (11,048,257)
NET INCREASE (DECREASE)
RESULTING FROM OPERATIONS              12,618,397           (8,623,610)
DISTRIBUTIONS TO
SHAREHOLDERS:
  From net investment income
    Class A                            (3,711,863)          (5,151,955)
    Class D or I                         (700,009)            (873,623)
  In excess of net
    investment income
    Class A                                     0             (137,633)
    Class D or I                                0              (26,101)
  From net realized gain on
    sales of investments
    Class A                                     0                    0
    Class D or I                                0                    0
  From tax return of capital
    Class A                                     0                    0
    Class D or I                                0                    0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A                           2,879,523           14,853,144
  Reinvestment of dividends
    - Class A                           1,817,939            2,696,820
  Cost of shares redeemed -
    Class A                           (26,842,190)         (35,965,725)
NET INCREASE IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                (22,144,728)         (18,415,761)
  Proceeds from shares sold
    - Class D or I                        444,177            6,605,791
  Reinvestment of dividends
    - Class D or I                        263,711              363,289
  Cost of shares redeemed -
    Class D or I                       (5,395,020)          (3,876,822)
NET INCREASE IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR I            (4,687,132)           3,092,258
INCREASE (DECREASE) IN NET
ASSETS                                (18,625,335)         (30,136,425)
NET ASSETS:
 Beginning net assets                  89,335,843          119,472,268
  ENDING NET ASSETS           $        70,710,508  $        89,335,843
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A                   276,270            1,375,339
  Shares issued in
    reinvestment of
    dividends - Class A                   174,511              257,416
  Shares redeemed - Class A            (2,549,296)          (3,481,504)
NET INCREASE (DECREASE) IN
SHARES OUTSTANDING - CLASS A           (2,098,515)          (1,848,749)
  Shares sold - Class D or I               31,359              447,121
  Shares issued in
    reinvestment of
    dividends - Class D or I               18,704               25,788
  Shares redeemed - Class D
    or I                                 (379,181)            (283,002)
NET INCREASE (DECREASE) IN
SHARES OUTSTANDING - CLASS D
OR I                                     (329,118)             189,907

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(3)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 19, 1994.
(4)  THE FUND COMMENCED OPERATIONS ON JUNE 3, 1994.

The accompanying notes are an integral part of these financial statements.


                               SHORT-TERM GOVERNMENT- CORPORATE INCOME          SHORT-TERM MUNICIPAL INCOME FUND
                                                                  FUND  ...........
                                        . For the              For the              For the              For the
                                       Year Ended         Period Ended           Year Ended         Period Ended
                                    Dec. 31, 1995     Dec. 31, 1994(3)        Dec. 31, 1995     Dec. 31, 1994(4)
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
  Net investment income       $           143,733  $             1,538  $           569,000  $            68,324
  Net realized (loss) on
    sale of investments                     3,975               (1,534)              19,197              (33,634)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                            15,944                  157              159,456                4,179
NET INCREASE (DECREASE)
RESULTING FROM OPERATIONS                 163,652                  161              747,653               38,869
DISTRIBUTIONS TO
SHAREHOLDERS:
  From net investment income
    Class A                              (143,733)              (1,538)            (569,000)             (68,324)
    Class D or I                                0                    0                    0                    0
  In excess of net
    investment income
    Class A                                     0                    0                    0                    0
    Class D or I                                0                    0                    0                    0
  From net realized gain on
    sales of investments
    Class A                                  (123)                   0              (18,317)                   0
    Class D or I                                0                    0                    0                    0
  From tax return of capital
    Class A                                     0                    0                    0                    0
    Class D or I                                0                    0                    0                    0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A                           6,608,129               97,090           13,131,189           12,358,144
  Reinvestment of dividends
    - Class A                              62,845                  564              559,579               30,765
  Cost of shares redeemed -
    Class A                              (832,585)                   0           (9,142,984)            (581,114)
NET INCREASE IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A                  5,838,389               97,654            4,547,784           11,807,795
  Proceeds from shares sold
    - Class D or I                              0                    0                    0                    0
  Reinvestment of dividends
    - Class D or I                              0                    0                    0                    0
  Cost of shares redeemed -
    Class D or I                                0                    0                    0                    0
NET INCREASE IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR I                     0                    0                    0                    0
INCREASE (DECREASE) IN NET
ASSETS                                  5,858,185               96,277            4,708,120           11,778,340
NET ASSETS:
 Beginning net assets                      96,282                    5           11,778,345                    5
  ENDING NET ASSETS           $         5,954,467  $            96,282  $        16,486,465  $        11,778,345
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A                 1,319,177               19,418            2,632,568            2,502,660
  Shares issued in
    reinvestment of
    dividends - Class A                    12,545                  114              112,388                6,232
  Shares redeemed - Class A              (166,185)                   0           (1,834,871)            (117,174)
NET INCREASE (DECREASE) IN
SHARES OUTSTANDING - CLASS A            1,165,537               19,532              910,085            2,391,718
  Shares sold - Class D or I                    0                    0                    0                    0
  Shares issued in
    reinvestment of
    dividends - Class D or I                    0                    0                    0                    0
  Shares redeemed - Class D
    or I                                        0                    0                    0                    0
NET INCREASE (DECREASE) IN
SHARES OUTSTANDING - CLASS D
OR I                                            0                    0                    0                    0

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(3)  THE FUND COMMENCED OPERATIONS ON SEPTEMBER 19, 1994.
(4)  THE FUND COMMENCED OPERATIONS ON JUNE 3, 1994.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                 STRATEGIC GROWTH FUND
                                        . For the              For the
                                       Year Ended           Year Ended
                                    Dec. 31, 1995        Dec. 31, 1994
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
  Net investment income       $          (606,322) $          (449,157)
  Net realized (loss) on
    sale of investments                10,895,873            1,481,221
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                         8,601,611              336,969
NET INCREASE (DECREASE)
RESULTING FROM OPERATIONS              18,891,162            1,369,033
DISTRIBUTIONS TO
SHAREHOLDERS:
  From net investment income
    Class A(1)                                  0                    0
    Class D or I                                0                    0
  In excess of net
    investment income
    Class A(1)                                  0                    0
    Class D or I                                0                    0
  From net realized gain on
    sales of investments
    Class A(1)                         (6,182,997)            (655,929)
    Class D or I                       (2,772,646)            (376,137)
  From tax return of capital
    Class A(1)                                  0             (278,477)
    Class D or I                                0             (170,680)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A(1)                       36,545,391           11,769,539
  Reinvestment of dividends
    - Class A(1)                        4,705,176              403,346
  Cost of shares redeemed -
    Class A(1)                        (15,571,514)         (10,877,764)
NET INCREASE IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)              25,679,053            1,295,121
  Proceeds from shares sold
    - Class D or I                     11,752,195            6,859,821
  Reinvestment of dividends
    - Class D or I                      1,754,560              175,834
  Cost of shares redeemed -
    Class D or I                       (5,858,015)          (3,485,125)
NET INCREASE IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR I             7,648,740            3,550,530
INCREASE (DECREASE) IN NET
ASSETS                                 43,263,312            4,733,461
NET ASSETS:
 Beginning net assets                  42,079,158           37,345,697
  ENDING NET ASSETS           $        85,342,470  $        42,079,158
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)              2,168,399              890,673
  Shares issued in
    reinvestment of
    dividends - Class A(1)                292,301               30,559
  Shares redeemed - Class
    A(1)                                 (965,246)            (834,218)
NET INCREASE (DECREASE) IN
SHARES OUTSTANDING - CLASS
A(1)                                    1,495,454               87,014
  Shares sold - Class D or I              552,068              410,160
  Shares issued in
    reinvestment of
    dividends - Class D or I               88,848               10,884
  Shares redeemed - Class D
    or I                                 (301,590)            (214,855)
NET INCREASE (DECREASE) IN
SHARES OUTSTANDING - CLASS D
OR I                                      339,326              206,189

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2)  CLASS I SHARES COMMENCED OPERATIONS ON JUNE 20, 1994.

The accompanying notes are an integral part of these financial statements.


                                                                                 U.S. TREASURY MONEY MARKET FUND
                                           U.S. GOVERNMENT INCOME FUND
                                        . For the              For the  ........... For the              For the
                                       Year Ended           Year Ended           Year Ended           Year Ended
                                    Dec. 31, 1995        Dec. 31, 1994        Dec. 31, 1995     Dec. 31, 1994(2)
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
  Net investment income       $         2,535,336  $         3,493,708  $        11,533,065  $         4,895,405
  Net realized (loss) on
    sale of investments                  (736,709)          (1,212,813)             (13,382)             (12,441)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                         4,863,922           (5,164,808)                   0                    0
NET INCREASE (DECREASE)
RESULTING FROM OPERATIONS               6,662,549           (2,883,913)          11,519,683            4,882,964
DISTRIBUTIONS TO
SHAREHOLDERS:
  From net investment income
    Class A(1)                         (2,334,261)          (3,066,842)          (9,781,347)          (4,799,315)
    Class D or I                         (201,075)            (426,866)          (1,751,718)             (96,090)
  In excess of net
    investment income
    Class A(1)                                  0                    0                    0                    0
    Class D or I                                0                    0                    0                    0
  From net realized gain on
    sales of investments
    Class A(1)                                  0                    0                    0                    0
    Class D or I                                0                    0                    0                    0
  From tax return of capital
    Class A(1)                                  0                    0                    0                    0
    Class D or I                                0                    0                    0                    0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A(1)                        4,782,569           11,812,017          746,154,757          628,656,179
  Reinvestment of dividends
    - Class A(1)                          620,986            1,241,308            4,323,454            1,652,082
  Cost of shares redeemed -
    Class A(1)                        (14,528,380)         (22,062,966)        (746,737,367)        (553,436,130)
NET INCREASE IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A(1)              (9,124,825)          (9,009,641)           3,740,844           76,872,131
  Proceeds from shares sold
    - Class D or I                        190,856            1,463,572          496,751,048          310,876,391
  Reinvestment of dividends
    - Class D or I                        116,849              271,695            1,309,335               21,937
  Cost of shares redeemed -
    Class D or I                       (1,606,274)          (6,683,335)        (438,830,786)        (306,998,204)
NET INCREASE IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR I            (1,298,569)          (4,948,068)          59,229,597            3,900,124
INCREASE (DECREASE) IN NET
ASSETS                                 (6,296,181)         (20,335,330)          62,957,059           80,759,814
NET ASSETS:
 Beginning net assets                  39,560,037           59,895,367          198,929,302          118,169,488
  ENDING NET ASSETS           $        33,263,856  $        39,560,037  $       261,886,361  $       198,929,302
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A(1)                472,576            1,143,944          746,154,757          628,656,178
  Shares issued in
    reinvestment of
    dividends - Class A(1)                 60,905              120,007            4,323,454            1,652,082
  Shares redeemed - Class
    A(1)                               (1,418,306)          (2,181,814)        (746,737,367)        (553,436,130)
NET INCREASE (DECREASE) IN
SHARES OUTSTANDING - CLASS
A(1)                                     (884,825)            (917,863)           3,740,844           76,872,130
  Shares sold - Class D or I               13,647              101,936          496,751,048          310,876,391
  Shares issued in
    reinvestment of
    dividends - Class D or I                8,425               19,155            1,309,335               21,937
  Shares redeemed - Class D
    or I                                 (114,517)            (485,093)        (438,830,787)        (306,998,204)
NET INCREASE (DECREASE) IN
SHARES OUTSTANDING - CLASS D
OR I                                      (92,445)            (364,002)          59,229,596            3,900,124

 ...............................................................................

(1)  INCLUDES FUNDS WITH A SINGLE CLASS.
(2)  CLASS I SHARES COMMENCED OPERATIONS ON JUNE 20, 1994.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                         VARIABLE RATE GOVERNMENT FUND
                                        . For the              For the
                                       Year Ended           Year Ended
                                    Dec. 31, 1995        Dec. 31, 1994
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
  Net investment income       $        46,797,498  $        74,993,269
  Net realized (loss) on
    sale of investments                (7,586,997)        (125,280,826)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                        23,216,208          (11,149,757)
NET INCREASE (DECREASE)
RESULTING FROM OPERATIONS              62,426,709          (61,437,314)
DISTRIBUTIONS TO
SHAREHOLDERS:
  From net investment income
    Class A                           (46,275,296)         (74,426,329)
    Class D or I                         (522,203)            (566,940)
  In excess of net
    investment income
    Class A                                     0                    0
    Class D or I                                0                    0
  From net realized gain on
    sales of investments
    Class A                                     0                    0
    Class D or I                                0                    0
  From tax return of capital
    Class A                                     0                    0
    Class D or I                                0                    0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    - Class A                          12,727,285          357,940,526
  Reinvestment of dividends
    - Class A                          10,963,115           24,395,946
  Cost of shares redeemed -
    Class A                          (600,782,109)        (980,573,296)
NET INCREASE IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS A               (577,091,709)        (598,236,824)
  Proceeds from shares sold
    - Class D or I                        282,762            7,287,276
  Reinvestment of dividends
    - Class D or I                        231,329              232,670
  Cost of shares redeemed -
    Class D or I                       (5,190,680)          (5,418,428)
NET INCREASE IN NET ASSETS
RESULTING FROM CAPITAL SHARE
TRANSACTIONS - CLASS D OR I            (4,676,589)           2,101,518
INCREASE (DECREASE) IN NET
ASSETS                               (566,139,088)        (732,565,889)
NET ASSETS:
 Beginning net assets               1,227,765,993        1,960,331,884
  ENDING NET ASSETS           $       661,626,905  $     1,227,765,993
SHARES ISSUED AND REDEEMED:
  Shares sold - Class A                 1,367,861           36,230,262
  Shares issued in
    reinvestment of
    dividends - Class A                 1,180,210            2,505,413
  Shares redeemed - Class A           (64,851,613)        (101,611,784)
NET INCREASE (DECREASE) IN
SHARES OUTSTANDING - CLASS A          (62,303,542)         (62,876,109)
  Shares sold - Class D or I               20,310              495,723
  Shares issued in
    reinvestment of
    dividends - Class D or I               16,653               16,111
  Shares redeemed - Class D
    or I                                 (373,247)            (380,431)
NET INCREASE (DECREASE) IN
SHARES OUTSTANDING - CLASS D
OR I                                     (336,284)             131,403

 ...............................................................................

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                       ASSET ALLOCATION FUND
                                                              ..............................................
                                                                                                     CLASS A
                                                              ..............................................
                                                                  Year Ended      Year Ended      Year Ended
                                                               Dec. 31, 1995   Dec. 31, 1994   Dec. 31, 1993
NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.67          $11.90          $11.45
                                                                     -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.28            0.31            0.30
  Net realized and unrealized gain (loss) on investments                3.42           (0.39)           1.12
                                                                      ------          ------          ------
TOTAL FROM INVESTMENT OPERATIONS                                        3.70           (0.08)           1.42
LESS DISTRIBUTIONS:
  Dividends from net investment income                                 (0.28)          (0.31)          (0.30)
  Distributions from net realized gain                                 (0.33)          (0.84)          (0.67)
  Tax return of capital                                                 0.00            0.00            0.00
                                                                      ------          ------          ------
TOTAL FROM DISTRIBUTIONS                                               (0.61)          (1.15)          (0.97)
                                                                     -------         -------         -------
NET ASSET VALUE, END OF PERIOD                                        $13.76          $10.67          $11.90
                                                                     -------         -------         -------
                                                                     -------         -------         -------
TOTAL RETURN (NOT ANNUALIZED)(3)                                      34.71%           (0.68)%         12.54%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                                    $52,007         $40,308         $53,124
  Number of shares outstanding, end of period (000)                    3,778           3,779           4,465
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)                           1.30%           1.30%           1.36%
  Ratio of net investment income to average net assets(2)              2.07%           2.41%           2.64%
Portfolio turnover                                                       47%             50%             53%
 ...........................................................................................................
(1) Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses                                        1.35%           1.38%           1.47%
(2) Ratio of net investment income to average net assets
   prior to waived fees and reimbursed expenses                        2.02%           2.33%           2.53%

 ...............................................................................

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                              ASSET ALLOCATION FUND (CONT.)
                                                                             ..............................
                                                                                            CLASS A (CONT.)
                                                                             ..............................
                                                                                 Year Ended      Year Ended
                                                                              Dec. 31, 1992   Dec. 31, 1991
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $11.95          $10.31
                                                                                    -------         -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                         0.47            0.57
  Net realized and unrealized gain (loss) on investments                               0.36            1.51
                                                                                     ------          ------
TOTAL FROM INVESTMENT OPERATIONS                                                       0.83            2.08
LESS DISTRIBUTIONS:
  Dividends from net investment income                                                (0.63)          (0.44)
  Distributions from net realized gain                                                (0.70)           0.00
  Tax return of capital                                                                0.00            0.00
                                                                                     ------          ------
TOTAL FROM DISTRIBUTIONS                                                              (1.33)          (0.44)
                                                                                    -------         -------
NET ASSET VALUE, END OF PERIOD                                                       $11.45          $11.95
                                                                                    -------         -------
                                                                                    -------         -------
TOTAL RETURN (NOT ANNUALIZED)(3)                                                      7.44%          20.69%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                                                   $41,165         $38,663
  Number of shares outstanding, end of period (000)                                   3,596           3,235
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)                                          1.25%           1.38%
  Ratio of net investment income to average net assets(2)                             4.08%           5.23%
Portfolio turnover                                                                      38%             18%
 ..........................................................................................................
(1) Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses                                                                1.71%           1.56%
(2) Ratio of net investment income to average net assets prior to waived
   fees and reimbursed expenses                                                       3.62%           5.05%

 ...............................................................................

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.

The accompanying notes are an integral part of these financial statements.

                                               ASSET ALLOCATION FUND (CONT.)                   CALIFORNIA TAX-FREE BOND FUND
                              ..............................................  ..............................................
                                                                  CLASS D(4)                                         CLASS A
                              ..............................................  ..............................................
                                  Year Ended      Year Ended    Period Ended      Year Ended      Year Ended      Year Ended
                               Dec. 31, 1995   Dec. 31, 1994   Dec. 31, 1993   Dec. 31, 1995   Dec. 31, 1994   Dec. 31, 1993
NET ASSET VALUE, BEGINNING
 OF PERIOD                            $13.26          $14.75          $15.00          $10.20          $11.47          $10.92
                                     -------         -------         -------         -------         -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                              0.20            0.25            0.07            0.60            0.64            0.63
  Net realized and
    unrealized gain (loss)
    on investments                      4.24           (0.45)           0.61            1.03           (1.13)           0.75
                                      ------          ------          ------          ------          ------          ------
TOTAL FROM INVESTMENT
OPERATIONS                              4.44           (0.20)           0.68            1.63           (0.49)           1.38
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                  (0.20)          (0.25)          (0.10)          (0.60)          (0.64)          (0.63)
  Distributions from net
    realized gain                      (0.40)          (1.04)          (0.83)          (0.39)          (0.14)          (0.20)
  Tax return of capital                 0.00            0.00            0.00            0.00            0.00            0.00
                                      ------          ------          ------          ------          ------          ------
TOTAL FROM DISTRIBUTIONS               (0.60)          (1.29)          (0.93)          (0.99)          (0.78)          (0.83)
                                     -------         -------         -------         -------         -------         -------
NET ASSET VALUE, END OF
 PERIOD                               $17.10          $13.26          $14.75          $10.84          $10.20          $11.47
                                     -------         -------         -------         -------         -------         -------
                                     -------         -------         -------         -------         -------         -------
TOTAL RETURN (NOT
ANNUALIZED)(3)                        33.72%           (1.38)%          4.56%         16.38%           (4.32)%         12.98%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $16,075          $9,798          $8,996        $268,352        $273,105        $361,779
  Number of shares
    outstanding, end of
    period (000)                         940             739             610          24,750          26,780          31,529
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)              2.05%           2.01%           0.96%           0.58%           0.50%           0.69%
  Ratio of net investment
    income to average net
    assets(2)                          1.30%           1.75%           0.53%           5.59%           5.87%           5.54%
Portfolio turnover                       47%             50%             53%             38%              4%             10%
 ...........................................................................................................................
(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                 2.17%           2.20%           1.12%           0.78%           0.95%           0.85%
(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses                            1.18%           1.56%           0.37%           5.39%           5.42%           5.38%

 ...............................................................................

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                              CALIFORNIA TAX-FREE BOND FUND
                                                                                                    (CONT.)
                                                                             ..............................
                                                                                            CLASS A (CONT.)
                                                                             ..............................
                                                                                 Year Ended      Year Ended
                                                                              Dec. 31, 1992   Dec. 31, 1991
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $10.73          $10.27
                                                                                    -------         -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                         0.68            0.69
  Net realized and unrealized gain (loss) on investments                               0.26            0.46
                                                                                     ------          ------
TOTAL FROM INVESTMENT OPERATIONS                                                       0.94            1.15
LESS DISTRIBUTIONS:
  Dividends from net investment income                                                (0.68)          (0.69)
  Distributions from net realized gain                                                (0.07)           0.00
  Tax return of capital                                                                0.00            0.00
                                                                                     ------          ------
TOTAL FROM DISTRIBUTIONS                                                              (0.75)          (0.69)
                                                                                    -------         -------
NET ASSET VALUE, END OF PERIOD                                                       $10.92          $10.73
                                                                                    -------         -------
                                                                                    -------         -------
TOTAL RETURN (NOT ANNUALIZED)(3)                                                      9.01%          11.62%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                                                  $375,376        $332,845
  Number of shares outstanding, end of period (000)                                  34,376          31,008
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)                                          0.50%           0.45%
  Ratio of net investment income to average net assets(2)                             6.24%           6.56%
Portfolio turnover                                                                      24%              8%
 ..........................................................................................................
(1) Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses                                                                0.85%           0.87%
(2) Ratio of net investment income to average net assets prior to waived
   fees and reimbursed expenses                                                       5.89%           6.14%

 ...............................................................................

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.

The accompanying notes are an integral part of these financial statements.

                                       CALIFORNIA TAX-FREE BOND FUND (CONT.)
                              ..............................................       CALIFORNIA TAX-FREE MONEY
                                                                  CLASS D(4)                     MARKET FUND
                              ..............................................  ..............................
                                  Year Ended      Year Ended    Period Ended      Year Ended      Year Ended
                               Dec. 31, 1995   Dec. 31, 1994   Dec. 31, 1993   Dec. 31, 1995   Dec. 31, 1994
NET ASSET VALUE, BEGINNING
 OF PERIOD                            $13.32          $14.98          $15.00           $1.00           $1.00
                                     -------         -------         -------          ------          ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                              0.68            0.73            0.34            0.03            0.02
  Net realized and
    unrealized gain (loss)
    on investments                      1.35           (1.47)           0.24            0.00            0.00
                                      ------          ------          ------           -----           -----
TOTAL FROM INVESTMENT
OPERATIONS                              2.03           (0.74)           0.58            0.03            0.02
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                  (0.68)          (0.73)          (0.34)          (0.03)          (0.02)
  Distributions from net
    realized gain                      (0.51)          (0.19)          (0.26)           0.00            0.00
  Tax return of capital                 0.00            0.00            0.00            0.00            0.00
                                      ------          ------          ------           -----           -----
TOTAL FROM DISTRIBUTIONS               (1.19)          (0.92)          (0.60)          (0.03)          (0.02)
                                     -------         -------         -------          ------          ------
NET ASSET VALUE, END OF
 PERIOD                               $14.16          $13.32          $14.98           $1.00           $1.00
                                     -------         -------         -------          ------          ------
                                     -------         -------         -------          ------          ------
TOTAL RETURN (NOT
ANNUALIZED)(3)                        15.58%           (5.00)%          3.92%          3.25%           2.22%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                             $7,063          $7,346          $7,641        $355,868        $288,409
  Number of shares
    outstanding, end of
    period (000)                         499             552             510         355,940         288,409
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)              1.30%           1.20%           1.32%           0.68%           0.68%
  Ratio of net investment
    income to average net
    assets(2)                          4.87%           5.15%           4.50%           3.20%           2.17%
Portfolio turnover                       38%              4%             10%             N/A             N/A
 ...........................................................................................................
(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                 1.57%           1.82%           1.61%           0.68%           0.70%
(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses                            4.60%           4.53%           4.21%           3.20%           2.15%

 ...............................................................................

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                               CALIFORNIA TAX-FREE MONEY MARKET FUND (CONT.)
                                                              ..............................................
                                                                  Year Ended      Year Ended      Year Ended
                                                               Dec. 31, 1993   Dec. 31, 1992   Dec. 31, 1991
NET ASSET VALUE, BEGINNING OF PERIOD                                   $1.00           $1.00           $1.00
                                                                      ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.02            0.03            0.04
  Net realized and unrealized gain (loss) on investments                0.00            0.00            0.00
                                                                       -----           -----           -----
TOTAL FROM INVESTMENT OPERATIONS                                        0.02            0.03            0.04
LESS DISTRIBUTIONS:
  Dividends from net investment income                                 (0.02)          (0.03)          (0.04)
  Distributions from net realized gain                                  0.00            0.00            0.00
  Tax return of capital                                                 0.00            0.00            0.00
                                                                       -----           -----           -----
TOTAL FROM DISTRIBUTIONS                                               (0.02)          (0.03)          (0.04)
                                                                      ------          ------          ------
NET ASSET VALUE, END OF PERIOD                                         $1.00           $1.00           $1.00
                                                                      ------          ------          ------
                                                                      ------          ------          ------
TOTAL RETURN (NOT ANNUALIZED)(3)                                       1.84%           2.54%           3.99%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                                   $397,712        $363,067        $299,234
  Number of shares outstanding, end of period (000)                  397,717         363,069         299,234
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)                           0.66%           0.66%           0.66%
  Ratio of net investment income to average net assets(2)              1.82%           2.50%           3.92%
Portfolio turnover                                                       N/A             N/A             N/A
 ...........................................................................................................
(1) Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses                                        0.70%           0.69%           0.70%
(2) Ratio of net investment income to average net assets
   prior to waived fees and reimbursed expenses                        1.68%           2.47%           3.88%

 ...............................................................................

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

                                                                                           MONEY MARKET FUND
                              ..............................................................................
                                                                                                     CLASS A
                              ..............................................................................
                                  Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                               Dec. 31, 1995   Dec. 31, 1994   Dec. 31, 1993   Dec. 31, 1992   Dec. 31, 1991
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $1.00           $1.00           $1.00           $1.00           $1.00
                                      ------          ------          ------          ------          ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                              0.05            0.04            0.03            0.03            0.06
  Net realized and
    unrealized gain (loss)
    on investments                      0.00            0.00            0.00            0.00            0.00
                                       -----           -----           -----           -----           -----
TOTAL FROM INVESTMENT
OPERATIONS                              0.05            0.04            0.03            0.03            0.06
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                  (0.05)          (0.04)          (0.03)          (0.03)          (0.06)
  Distributions from net
    realized gain                       0.00            0.00            0.00            0.00            0.00
  Tax return of capital                 0.00            0.00            0.00            0.00            0.00
                                       -----           -----           -----           -----           -----
TOTAL FROM DISTRIBUTIONS               (0.05)          (0.04)          (0.03)          (0.03)          (0.06)
                                      ------          ------          ------          ------          ------
NET ASSET VALUE, END OF
 PERIOD                                $1.00           $1.00           $1.00           $1.00           $1.00
                                      ------          ------          ------          ------          ------
                                      ------          ------          ------          ------          ------
TOTAL RETURN (NOT
ANNUALIZED)(3)                         5.44%           3.70%           2.57%           3.23%           5.65%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                           $375,218        $307,878        $228,084        $268,424        $229,863
  Number of shares
    outstanding, end of
    period (000)                     375,364         307,915         228,085         268,434         229,866
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)              0.65%           0.68%           0.74%           0.75%           0.74%
  Ratio of net investment
    income to average net
    assets(2)                          5.43%           3.71%           2.54%           3.17%           5.54%
Portfolio turnover                       N/A             N/A             N/A             N/A             N/A
 ...........................................................................................................
(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                 0.69%           0.72%           0.74%           0.75%           0.75%
(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses                            5.39%           3.67%           2.54%           3.17%           5.53%

 ...............................................................................

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                  MONEY MARKET FUND (CONT.)
                                                                             ..............................
                                                                                                 CLASS I(4)
                                                                             ..............................
                                                                                 Year Ended    Period Ended
                                                                              Dec. 31, 1995   Dec. 31, 1994
NET ASSET VALUE, BEGINNING OF PERIOD                                                  $1.00           $1.00
                                                                                     ------          ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                         0.06            0.02
  Net realized and unrealized gain (loss) on investments                               0.00            0.00
                                                                                      -----           -----
TOTAL FROM INVESTMENT OPERATIONS                                                       0.06            0.02
LESS DISTRIBUTIONS:
  Dividends from net investment income                                                (0.06)          (0.02)
  Distributions from net realized gain                                                 0.00            0.00
  Tax return of capital                                                                0.00            0.00
                                                                                      -----           -----
TOTAL FROM DISTRIBUTIONS                                                              (0.06)          (0.02)
                                                                                     ------          ------
NET ASSET VALUE, END OF PERIOD                                                        $1.00           $1.00
                                                                                     ------          ------
                                                                                     ------          ------
TOTAL RETURN (NOT ANNUALIZED)(3)                                                      5.71%           1.83%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                                                  $324,175         $11,237
  Number of shares outstanding, end of period (000)                                 324,222          11,238
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)                                          0.39%           0.38%
  Ratio of net investment income to average net assets(2)                             5.70%           5.05%
Portfolio turnover                                                                      N/A             N/A
 ..........................................................................................................
(1) Ratio of expenses to average net assets prior to waived fees and
   reimbursed expenses                                                                0.45%           0.55%
(2) Ratio of net investment income to average net assets prior to waived
   fees and reimbursed expenses                                                       5.64%           4.88%

 ...............................................................................

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THIS CLASS COMMENCED OPERATIONS ON AUGUST 18, 1994.
(5)  THE FUND COMMENCED OPERATIONS ON JULY 15, 1991.

The accompanying notes are an integral part of these financial statements.

                                                                                       MUNICIPAL INCOME FUND
                              ..............................................................................
                                                                                                  CLASS A(5)
                              ..............................................................................
                                  Year Ended      Year Ended      Year Ended      Year Ended    Period Ended
                               Dec. 31, 1995   Dec. 31, 1994   Dec. 31, 1993   Dec. 31, 1992   Dec. 31, 1991
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $9.91          $11.27          $10.56          $10.25          $10.00
                                      ------         -------         -------         -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                              0.57            0.60            0.64            0.66            0.28
  Net realized and
    unrealized gain (loss)
    on investments                      1.02           (1.36)           0.71            0.32            0.25
                                       -----          ------          ------          ------          ------
TOTAL FROM INVESTMENT
OPERATIONS                              1.59           (0.76)           1.35            0.98            0.53
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                  (0.57)          (0.60)          (0.64)          (0.66)          (0.28)
  Distributions from net
    realized gain                       0.00            0.00            0.00           (0.01)           0.00
  Tax return of capital                 0.00            0.00            0.00            0.00            0.00
                                       -----          ------          ------          ------          ------
TOTAL FROM DISTRIBUTIONS               (0.57)          (0.60)          (0.64)          (0.67)          (0.28)
                                      ------         -------         -------         -------         -------
NET ASSET VALUE, END OF
 PERIOD                               $10.93           $9.91          $11.27          $10.56          $10.25
                                      ------         -------         -------         -------         -------
                                      ------         -------         -------         -------         -------
TOTAL RETURN (NOT
ANNUALIZED)(3)                        16.45%           (6.82)%         13.11%          9.94%           5.81%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $58,440         $73,791        $104,701         $52,553         $16,585
  Number of shares
    outstanding, end of
    period (000)                       5,347           7,446           9,294           4,976           1,618
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)              0.71%           0.43%           0.39%           0.23%           0.00%
  Ratio of net investment
    income to average net
    assets(2)                          5.49%           5.77%           5.56%           6.05%           6.38%
Portfolio turnover                       14%             32%             15%             67%              5%
 ...........................................................................................................
(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                 1.09%           0.98%           1.09%           1.20%           3.02%
(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses                            5.11%           5.22%           4.86%           5.08%           3.36%

 ...............................................................................

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THIS CLASS COMMENCED OPERATIONS ON AUGUST 18, 1994.
(5)  THE FUND COMMENCED OPERATIONS ON JULY 15, 1991.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                               MUNICIPAL INCOME FUND (CONT.)
                                                              ..............................................
                                                                                                  CLASS D(4)
                                                              ..............................................
                                                                  Year Ended      Year Ended    Period Ended
                                                               Dec. 31, 1995   Dec. 31, 1994   Dec. 31, 1993
NET ASSET VALUE, BEGINNING OF PERIOD                                  $13.42          $15.26          $15.00
                                                                     -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.69            0.73            0.36
  Net realized and unrealized gain (loss) on investments                1.38           (1.84)           0.26
                                                                      ------          ------          ------
TOTAL FROM INVESTMENT OPERATIONS                                        2.07           (1.11)           0.62
LESS DISTRIBUTIONS:
  Dividends from net investment income                                 (0.69)          (0.73)          (0.36)
  Distributions from net realized gain                                  0.00            0.00            0.00
  Tax return of capital                                                 0.00            0.00            0.00
                                                                      ------          ------          ------
TOTAL FROM DISTRIBUTIONS                                               (0.69)          (0.73)          (0.36)
                                                                     -------         -------         -------
NET ASSET VALUE, END OF PERIOD                                        $14.80          $13.42          $15.26
                                                                     -------         -------         -------
                                                                     -------         -------         -------
TOTAL RETURN (NOT ANNUALIZED)(3)                                      15.75%           (7.37)%          4.19%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                                    $12,271         $15,545         $14,771
  Number of shares outstanding, end of period (000)                      829           1,158             968
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)                           1.32%           1.02%           1.13%
  Ratio of net investment income to average net assets(2)              4.88%           5.17%           4.14%
Portfolio turnover                                                       14%             32%             15%
 ...........................................................................................................
(1) Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses                                        1.78%           1.74%           1.84%
(2) Ratio of net investment income to average net assets
   prior to waived fees and reimbursed expenses                        4.42%           4.45%           3.43%

 ...............................................................................

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
(5)  THE FUND COMMENCED OPERATIONS ON JANUARY 20, 1993.
(6)  THIS RATIO INCLUDES INCOME AND EXPENSES CHARGED TO THE MASTER
     PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

                                      SHORT-TERM GOVERNMENT-     SHORT-TERM MUNICIPAL INCOME
                                       CORPORATE INCOME FUND                            FUND           STRATEGIC GROWTH FUND
                              ..............................  ..............................  ..............................
                                              From Sept. 19,                    From June 3,                      CLASS A(5)
                                                        1994                            1994  ..............................
                                  Year Ended  (inception) to      Year Ended  (inception) to      Year Ended      Year Ended
                               Dec. 31, 1995   Dec. 31, 1994   Dec. 31, 1995   Dec. 31, 1994   Dec. 31, 1995   Dec. 31, 1994
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $4.93           $5.00           $4.92           $5.00          $13.29          $13.20
                                      ------          ------          ------          ------         -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                              0.30            0.08            0.22            0.09           (0.04)          (0.11)
  Net realized and
    unrealized gain (loss)
    on investments                      0.09           (0.07)           0.07           (0.08)           5.66            0.67
                                       -----           -----           -----           -----          ------          ------
TOTAL FROM INVESTMENT
OPERATIONS                              0.39            0.01            0.29            0.01            5.62            0.56
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                  (0.30)          (0.08)          (0.22)          (0.09)           0.00            0.00
  Distributions from net
    realized gain                       0.00            0.00            0.00            0.00           (2.09)          (0.33)
  Tax return of capital                 0.00            0.00            0.00            0.00            0.00           (0.14)
                                       -----           -----           -----           -----          ------          ------
TOTAL FROM DISTRIBUTIONS               (0.30)          (0.08)          (0.22)          (0.09)          (2.09)          (0.47)
                                      ------          ------          ------          ------         -------         -------
NET ASSET VALUE, END OF
 PERIOD                                $5.02           $4.93           $4.99           $4.92          $16.82          $13.29
                                      ------          ------          ------          ------         -------         -------
                                      ------          ------          ------          ------         -------         -------
TOTAL RETURN (NOT
ANNUALIZED)(3)                         8.05%           0.28%           6.10%           0.13%          42.51%           4.23%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                             $5,954             $96         $16,486         $11,778         $59,016         $26,744
  Number of shares
    outstanding, end of
    period (000)                       1,185              20           3,302           2,392           3,508           2,013
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)           0.30%(6)        0.30%(6)        0.38%(6)        0.27%(6)           1.28%           1.20%
  Ratio of net investment
    income to average net
    assets(2)                       6.01%(6)        5.77%(6)        4.39%(6)        3.67%(6)           (0.76)%          (0.81)%
Portfolio turnover                       N/A             N/A             N/A             N/A            171%            149%
 ...........................................................................................................................
(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses              6.79%(6)       67.89%(6)        1.97%(6)        1.98%(6)           1.38%           1.55%
(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses                        (0.48)%(6)     (61.82)%(6)       2.80%(6)        1.96%(6)          (0.86)%          (1.16)%

                                Period Ended
                               Dec. 31, 1993
NET ASSET VALUE, BEGINNING
 OF PERIOD                            $10.00
                                     -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                             (0.03)
  Net realized and
    unrealized gain (loss)
    on investments                      3.68
                                      ------
TOTAL FROM INVESTMENT
OPERATIONS                              3.65
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                  (0.03)
  Distributions from net
    realized gain                      (0.41)
  Tax return of capital                (0.01)
                                      ------
TOTAL FROM DISTRIBUTIONS               (0.45)
                                     -------
NET ASSET VALUE, END OF
 PERIOD                               $13.20
                                     -------
                                     -------
TOTAL RETURN (NOT
ANNUALIZED)(3)                        36.56%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $25,413
  Number of shares
    outstanding, end of
    period (000)                       1,926
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)              0.66%
  Ratio of net investment
    income to average net
    assets(2)                          (0.01)%
Portfolio turnover                      182%
 ...........................
(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                 1.64%
(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses                            (0.99)%

 ...............................................................................

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
(5)  THE FUND COMMENCED OPERATIONS ON JANUARY 20, 1993.
(6)  THIS RATIO INCLUDES INCOME AND EXPENSES CHARGED TO THE MASTER
     PORTFOLIO.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                               STRATEGIC GROWTH FUND (CONT.)
                                                              ..............................................
                                                                                                  CLASS D(4)
                                                              ..............................................
                                                                  Year Ended      Year Ended    Period Ended
                                                               Dec. 31, 1995   Dec. 31, 1994   Dec. 31, 1993
NET ASSET VALUE, BEGINNING OF PERIOD                                  $16.54          $16.55          $15.00
                                                                     -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                         (0.16)          (0.24)          (0.43)
  Net realized and unrealized gain (loss) on investments                6.99            0.81            2.51
                                                                      ------          ------          ------
TOTAL FROM INVESTMENT OPERATIONS                                        6.83            0.57            2.08
LESS DISTRIBUTIONS:
  Dividends from net investment income                                  0.00            0.00            0.00
  Distributions from net realized gain                                 (2.58)          (0.40)          (0.53)
  Tax return of capital                                                 0.00           (0.18)           0.00
                                                                      ------          ------          ------
TOTAL FROM DISTRIBUTIONS                                               (2.58)          (0.58)          (0.53)
                                                                     -------         -------         -------
NET ASSET VALUE, END OF PERIOD                                        $20.79          $16.54          $16.55
                                                                     -------         -------         -------
                                                                     -------         -------         -------
TOTAL RETURN (NOT ANNUALIZED)(3)                                      41.54%           3.46%          13.84%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                                    $26,326         $15,335         $11,932
  Number of shares outstanding, end of period (000)                    1,266             927             721
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)                           2.02%           1.95%           0.61%
  Ratio of net investment income to average net assets(2)              (1.49)%          (1.56)%          (1.00)%
Portfolio turnover                                                      171%            149%            182%
 ...........................................................................................................
(1) Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses                                        2.09%           2.23%           2.14%
(2) Ratio of net investment income to average net assets
   prior to waived fees and reimbursed expenses                        (1.56)%          (1.84)%          (2.53)%

 ...............................................................................

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.

The accompanying notes are an integral part of these financial statements.

                                                                                 U.S. GOVERNMENT INCOME FUND
                              ..............................................................................
                                                                                                     CLASS A
                              ..............................................................................
                                  Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                               Dec. 31, 1995   Dec. 31, 1994   Dec. 31, 1993   Dec. 31, 1992   Dec. 31, 1991
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $9.66          $10.87          $10.56          $10.97          $10.30
                                      ------         -------         -------         -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                              0.69            0.70            0.74            0.79            0.86
  Net realized and
    unrealized gain (loss)
    on investments                      1.12           (1.21)           0.36           (0.14)           0.90
                                       -----          ------          ------          ------          ------
TOTAL FROM INVESTMENT
OPERATIONS                              1.81           (0.51)           1.10            0.65            1.76
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                  (0.69)          (0.70)          (0.74)          (0.79)          (0.86)
  Distributions from net
    realized gain                       0.00            0.00           (0.05)          (0.27)          (0.23)
  Tax return of capital                 0.00            0.00            0.00            0.00            0.00
                                       -----          ------          ------          ------          ------
TOTAL FROM DISTRIBUTIONS               (0.69)          (0.70)          (0.79)          (1.06)          (1.09)
                                      ------         -------         -------         -------         -------
NET ASSET VALUE, END OF
 PERIOD                               $10.78           $9.66          $10.87          $10.56          $10.97
                                      ------         -------         -------         -------         -------
                                      ------         -------         -------         -------         -------
TOTAL RETURN (NOT
ANNUALIZED)(3)                        19.32%           (4.81)%         10.67%          6.27%          18.08%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                            $30,471         $35,838         $50,301         $40,883         $20,457
  Number of shares
    outstanding, end of
    period (000)                       2,826           3,711           4,628           3,871           1,865
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)              0.88%           0.76%           0.53%           0.47%           0.00%
  Ratio of net investment
    income to average net
    assets(2)                          6.79%           6.84%           6.79%           6.26%           8.30%
Portfolio turnover                       95%             50%            115%            128%            100%
 ...........................................................................................................
(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                 1.24%           1.08%           1.01%           1.13%           1.87%
(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses                            6.44%           6.52%           6.31%           5.60%           6.43%

 ...............................................................................

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                         U.S. GOVERNMENT INCOME FUND (CONT.)
                                                              ..............................................
                                                                                                  CLASS D(4)
                                                              ..............................................
                                                                  Year Ended      Year Ended    Period Ended
                                                               Dec. 31, 1995   Dec. 31, 1994   Dec. 31, 1993
NET ASSET VALUE, BEGINNING OF PERIOD                                  $13.20          $14.85          $15.00
                                                                     -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.85            0.86            0.42
  Net realized and unrealized gain (loss) on investments                1.54           (1.65)          (0.08)
                                                                      ------          ------          ------
TOTAL FROM INVESTMENT OPERATIONS                                        2.39           (0.79)           0.34
LESS DISTRIBUTIONS:
  Dividends from net investment income                                 (0.85)          (0.86)          (0.42)
  Distributions from net realized gain                                  0.00            0.00           (0.07)
  Tax return of capital                                                 0.00            0.00            0.00
                                                                      ------          ------          ------
TOTAL FROM DISTRIBUTIONS                                               (0.85)          (0.86)          (0.49)
                                                                     -------         -------         -------
NET ASSET VALUE, END OF PERIOD                                        $14.74          $13.20          $14.85
                                                                     -------         -------         -------
                                                                     -------         -------         -------
TOTAL RETURN (NOT ANNUALIZED)(3)                                      18.54%           (5.45)%          2.25%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                                     $2,793          $3,722          $9,594
  Number of shares outstanding, end of period (000)                      189             282             646
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)                           1.62%           1.37%           0.90%
  Ratio of net investment income to average net assets(2)              6.07%           6.14%           5.90%
Portfolio turnover                                                       95%             50%            115%
 ...........................................................................................................
(1) Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses                                        2.29%           1.87%           2.03%
(2) Ratio of net investment income to average net assets
   prior to waived fees and reimbursed expenses                        5.40%           5.64%           4.77%

 ...............................................................................

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
(5)  THE FUND COMMENCED OPERATIONS ON MAY 12, 1992.
(6)  THIS CLASS COMMENCED OPERATIONS ON JUNE 20, 1994.

The accompanying notes are an integral part of these financial statements.

                                                                                             U.S. TREASURY MONEY MARKET FUND
                              ..............................................................................................
                                                                                 CLASS A (5)                     CLASS I (6)
                              ..............................................................  ..............................
                                  Year Ended      Year Ended      Year Ended    Period Ended      Year Ended    Period Ended
                               Dec. 31, 1995   Dec. 31, 1994   Dec. 31, 1993   Dec. 31, 1992   Dec. 31, 1995   Dec. 31, 1994
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
                                      ------          ------          ------          ------          ------          ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                              0.05            0.03            0.03            0.02            0.05            0.02
  Net realized and
    unrealized gain (loss)
    on investments                      0.00            0.00            0.00            0.00            0.00            0.00
                                       -----           -----           -----           -----           -----           -----
TOTAL FROM INVESTMENT
OPERATIONS                              0.05            0.03            0.03            0.02            0.05            0.02
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                  (0.05)          (0.03)          (0.03)          (0.02)          (0.05)          (0.02)
  Distributions from net
    realized gain                       0.00            0.00            0.00            0.00            0.00            0.00
  Tax return of capital                 0.00            0.00            0.00            0.00            0.00            0.00
                                       -----           -----           -----           -----           -----           -----
TOTAL FROM DISTRIBUTIONS               (0.05)          (0.03)          (0.03)          (0.02)          (0.05)          (0.02)
                                      ------          ------          ------          ------          ------          ------
NET ASSET VALUE, END OF
 PERIOD                                $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
                                      ------          ------          ------          ------          ------          ------
                                      ------          ------          ------          ------          ------          ------
TOTAL RETURN (NOT
ANNUALIZED)(3)                         5.09%           3.44%           2.56%           1.97%           5.35%           2.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                           $198,753        $195,031        $118,169        $137,412         $63,134          $3,898
  Number of shares
    outstanding, end of
    period (000)                     198,782         195,042         118,169         137,416          63,130           3,900
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)              0.65%           0.63%           0.52%           0.27%           0.39%           0.23%
  Ratio of net investment
    income to average net
    assets(2)                          4.97%           3.47%           2.55%           3.12%           5.16%           4.42%
Portfolio turnover                       N/A             N/A             N/A             N/A             N/A             N/A
 ...........................................................................................................................
(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                 0.73%           0.80%           0.77%           0.79%           0.49%           0.57%
(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses                            4.89%           3.30%           2.30%           2.60%           5.06%           4.08%

 ...............................................................................

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.
(5)  THE FUND COMMENCED OPERATIONS ON MAY 12, 1992.
(6)  THIS CLASS COMMENCED OPERATIONS ON JUNE 20, 1994.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                               VARIABLE RATE GOVERNMENT FUND
                                                              ..............................................
                                                                                                  CLASS A(4)
                                                              ..............................................
                                                                  Year Ended      Year Ended      Year Ended
                                                               Dec. 31, 1995   Dec. 31, 1994   Dec. 31, 1993
NET ASSET VALUE, BEGINNING OF PERIOD                                   $9.19           $9.99           $9.95
                                                                      ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                          0.53            0.43            0.44
  Net realized and unrealized gain (loss) on investments                0.16           (0.80)           0.04
                                                                       -----           -----           -----
TOTAL FROM INVESTMENT OPERATIONS                                        0.69           (0.37)           0.48
LESS DISTRIBUTIONS:
  Dividends from net investment income                                 (0.53)          (0.43)          (0.44)
  Distributions from net realized gain                                  0.00            0.00            0.00
  Tax return of capital                                                 0.00            0.00            0.00
                                                                       -----           -----           -----
TOTAL FROM DISTRIBUTIONS                                               (0.53)          (0.43)          (0.44)
                                                                      ------          ------          ------
NET ASSET VALUE, END OF PERIOD                                         $9.35           $9.19           $9.99
                                                                      ------          ------          ------
                                                                      ------          ------          ------
TOTAL RETURN (NOT ANNUALIZED)(3)                                       7.69%           (3.81)%          4.87%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                                   $653,897      $1,215,546      $1,949,013
  Number of shares outstanding, end of period (000)                   69,952         132,256         195,132
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets(1)                           0.84%           0.79%           0.76%
  Ratio of net investment income to average net assets(2)              5.71%           4.40%           4.37%
Portfolio turnover                                                      317%            164%            201%
 ...........................................................................................................
(1) Ratio of expenses to average net assets prior to waived
   fees and reimbursed expenses                                        0.96%           0.94%           0.95%
(2) Ratio of net investment income to average net assets
   prior to waived fees and reimbursed expenses                        5.59%           4.25%           4.18%

 ...............................................................................

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THE FUND COMMENCED OPERATIONS ON NOVEMBER 1, 1990.
(5)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.

The accompanying notes are an integral part of these financial statements.

                                                                       VARIABLE RATE GOVERNMENT FUND (CONT.)
                              ..............................................................................
                                          CLASS A(4) (CONT.)                                      CLASS D(5)
                              ..............................  ..............................................
                                  Year Ended    Period Ended      Year Ended      Year Ended    Period Ended
                               Dec. 31, 1992   Dec. 31, 1991   Dec. 31, 1995   Dec. 31, 1994   Dec. 31, 1993
NET ASSET VALUE, BEGINNING
 OF PERIOD                            $10.13          $10.12          $13.74          $14.93          $15.00
                                     -------         -------         -------         -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                              0.59            0.78            0.73            0.57            0.27
  Net realized and
    unrealized gain (loss)
    on investments                     (0.18)           0.01            0.23           (1.19)          (0.07)
                                      ------          ------          ------          ------          ------
TOTAL FROM INVESTMENT
OPERATIONS                              0.41            0.79            0.96           (0.62)           0.20
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                  (0.59)          (0.78)          (0.73)          (0.57)          (0.27)
  Distributions from net
    realized gain                       0.00            0.00            0.00            0.00            0.00
  Tax return of capital                 0.00            0.00            0.00            0.00            0.00
                                      ------          ------          ------          ------          ------
TOTAL FROM DISTRIBUTIONS               (0.59)          (0.78)          (0.73)          (0.57)          (0.27)
                                     -------         -------         -------         -------         -------
NET ASSET VALUE, END OF
 PERIOD                                $9.95          $10.13          $13.97          $13.74          $14.93
                                     -------         -------         -------         -------         -------
                                     -------         -------         -------         -------         -------
TOTAL RETURN (NOT
ANNUALIZED)(3)                         4.23%           8.60%           7.08%           (4.25)%          1.32%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                         $2,559,363        $566,840          $7,730         $12,220         $11,319
  Number of shares
    outstanding, end of
    period (000)                     257,238          55,933             553             889             758
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets(1)              0.75%           0.50%           1.35%           1.29%           1.26%
  Ratio of net investment
    income to average net
    assets(2)                          5.62%           7.36%           5.23%           3.94%           3.41%
Portfolio turnover                      197%            250%            317%            164%            201%
 ...........................................................................................................................
(1) Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                 0.94%           1.08%           1.64%           1.55%           1.75%
(2) Ratio of net investment
   income to average net
   assets prior to waived
   fees and reimbursed
   expenses                            5.43%           6.78%           4.95%           3.68%           2.92%

 ...............................................................................

(3)  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(4)  THE FUND COMMENCED OPERATIONS ON NOVEMBER 1, 1990.
(5)  THIS CLASS COMMENCED OPERATIONS ON JULY 1, 1993.

The accompanying notes are an integral part of these financial statements.

(THIS PAGE INTENTIONALLY LEFT BLANK)

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Overland Express Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series investment company. The Company commenced operations on April 7, 1988 and includes ten separate diversified funds: the Asset Allocation, Money Market, Municipal Income, Overland Sweep, Short-Term Government-Corporate Income (formerly, the 1-3 Year Duration Full Faith and Credit Government Income), Short-Term Municipal Income (formerly, the 1-3 Year Duration Municipal Income), Strategic Growth, U.S. Government Income, U.S. Treasury Money Market and Variable Rate Government Funds, and two non-diversified funds: the California Tax-Free Bond and California Tax-Free Money Market Funds. The financial statements for the Overland Sweep Fund are presented separately. These Funds invest in a range of securities, generally including money market instruments, equities and U.S. government securities.

Each of the funds presented in this book (the "Funds"), with the exception of the Money Market, California Tax-Free Money Market, Short-Term Government-Corporate Income, Short-Term Municipal Income and U.S. Treasury Money Market Funds, commenced offering Class D shares on July 1, 1993. The U.S. Treasury Money Market and Money Market Funds commenced offering Class I shares on June 20, 1994 and August 18, 1994, respectively. The three classes of shares differ principally in their respective sales charges (if any), service fees, and distribution fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio, pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Gains are allocated to each class pro rata based upon net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and gain allocations and from differences in separate class expenses, including distribution and service fees.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with Generally Accepted Accounting Principles for investment companies.

The preparation of financial statements in conformity with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Investments in securities for which the primary market is a national securities exchange or the Nasdaq National Market System are valued at the last reported sales price on the day of valuation.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

U.S. Government obligations are valued at the mean between the last reported bid and ask prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. Debt securities other than those maturing in 60 days or less and other than U.S. Government obligations are valued at the latest quoted bid price. Securities for which quotations are not readily available are valued at fair value as determined by procedures set by the Board of Directors.

The California Tax-Free Money Market, Money Market and U.S. Treasury Money Market Funds use the amortized cost method to value their portfolio securities and seek to maintain constant net asset values of $1.00 per share. There is no assurance these Funds will meet this objective. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, which approximates market value.

The California Tax-Free Money Market, Money Market, and U.S. Treasury Money Market Funds invest in securities with remaining maturities not exceeding 397 days (thirteen months), including obligations of the U.S. Government, bankers acceptances, commercial paper and certain floating-and variable-rate instruments. Certain of these floating- and variable-rate instruments may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity.

The Short-Term Government-Corporate Income Fund invests only in shares of the Short-Term Government-Corporate Income Master Portfolio of Master Investment Trust (the "Trust"). The Short-Term Municipal Income Fund invests only in shares of the Short-Term Municipal Income Master Portfolio (together with the Short-Term Government-Corporate Income Master Portfolio, the "Master Portfolios") of the Trust. Each Master Portfolio has the same investment objective as the Fund bearing the corresponding name. The value of each Fund's investment in its corresponding Master Portfolio reflects that Fund's interest in the net assets of that Master Portfolio (99.99% and 99.99%) for the Short-Term Government-Corporate Income and the Short-Term Municipal Income Funds, respectively, at December 31, 1995. The Master Portfolio's investments include fixed-, variable-, and floating-rate instruments. Certain of these floating- and variable-rate instruments may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, assets are valued at current market prices, or if such prices are not readily available, at fair value as determined by procedures approved by the Trust's Board of Trustees.

Cash equivalents relating to firm commitment purchase agreements are segregated by the custodian and may not be sold without appropriate replacement while any firm commitment purchase agreement is outstanding.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code.

TBA PURCHASE COMMITMENTS

The Variable Rate Government Fund enters into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. Although the unit price of a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not flucuate more than 2% from the principal amount. The Fund holds, and maintains until the settlement date, cash or high-quality debt obligations in an amount sufficient to meet the purchase price. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally acording to the procedures described under "Security Valuation" above.

Although the Fund generally enters into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Fund's adviser deems it appropriate to do so.

TBA purchase commitments at December 31, 1995 were as follows:

                                                                        DELIVERY     COUPON         MARKET
AGENCY                                                    SHARES/PAR        DATE       RATE          VALUE
 .........................................................................................................
Ginnie Mae II ARM TBA                                     15,000,000     1/24/96        5.0% $  15,030,000
Ginnie Mae ARM TBA                                        10,000,000     1/24/96        5.5%    10,021,000

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's Portfolio of Investments. The Funds' and Master Portfolios' adviser pools the cash and invests in repurchase agreements entered into by the Funds and Master Portfolios. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral is held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held in the Funds and Master Portfolios at December 31, 1995 are collateralized by U.S. Treasury or federal agency obligations. The repurchase agreements were entered into on December 29, 1995.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income of the Asset Allocation Fund, if any, are declared and distributed quarterly. Dividends to shareholders from net investment income of the Strategic Growth Fund, if any, are declared and distributed annually. Dividends to shareholders from net investment income are declared daily and distributed monthly for the California Tax-Free Bond, California Tax-Free Money Market, Money Market, Municipal Income, Short-Term Government-Corporate Income, Short-Term Municipal Income, U.S. Government Income, U.S. Treasury Money Market and Variable Rate Government Funds. Any distributions to shareholders from net realized capital gain are declared and distributed annually.

FEDERAL INCOME TAXES

The Company's policy with respect to each Fund is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of the Fund's net investment income and any net realized capital gains to its shareholders. Therefore, no federal or state income tax provision is required. The following funds had net capital loss carryforwards at December 31, 1995:

                                                                                        YEAR    NET CAPITAL LOSS
FUND                                                                                 EXPIRES        CARRYFORWARD
 ...............................................................................................................
California Tax-Free Money Market Fund                                                   2002  $           67,605

Money Market Fund                                                                       2001               1,392
                                                                                        2002              36,799
                                                                                        2003             155,089

Municipal Income Fund                                                                   2002           3,600,931
                                                                                        2003             157,864

U.S. Government Income Fund                                                             2002           1,212,813
                                                                                        2003             725,379

U.S. Treasury Money Market Fund                                                         2002              12,441
                                                                                        2003              13,382

Variable Rate Government Fund                                                           1999             978,191
                                                                                        2000          15,382,953
                                                                                        2001           2,818,400
                                                                                        2002         125,280,827
                                                                                        2003           7,526,188

The Board intends to offset net capital gains with each capital loss carryforward until each carryforward has been fully utilized or expires. No capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the portfolio. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets.

ORGANIZATION EXPENSES

Stephens Inc. ("Stephens"), the Funds' administrator, sponsor and distributor, has incurred expenses in connection with the organization and initial registration of the various funds and their classes. These expenses were charged to the individual Funds and are being amortized by the Funds or their classes on a straightline basis over 60 months from the date the Funds commenced operations.

2.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into separate advisory contracts on behalf of the Funds, except the Short-Term Government-Corporate Income and Short-Term Municipal Income Funds, with Wells Fargo Bank, N.A. ("WFB"). Pursuant to the contracts, WFB has agreed to provide the Funds with investment guidance and policy direction in connection with daily portfolio management. Under the contract with the Asset Allocation Fund, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million and 0.60% of the remaining average daily net assets. Under the contracts with the California Tax-Free Bond, Municipal Income, Strategic Growth, U.S. Government Income and Variable Rate Government Funds, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.50% of the average daily net assets of each Fund. Under the contract with the California Tax-Free Money Market Fund, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.45% of the average daily net assets. Under the contracts with the Money Market and U.S. Treasury Money Market Funds, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.25% of the average daily net assets.

The Company has entered into contracts on behalf of each Fund, except the Asset Allocation Fund, with WFB whereby WFB is responsible for providing custody and portfolio accounting services for the Funds. For all of these Funds, WFB is entitled to an annual fee for custody services at the annual rate of 0.0167% of the average daily net assets of each Fund. For portfolio accounting services, WFB is entitled to a monthly base fee from each Fund of $2,000 plus an annual fee of 0.07% of the first $50 million, 0.045% of the next $50 million and 0.02% of the remaining average daily net assets.

In connection with the Asset Allocation Fund, the Company has entered into a sub-advisory contract with Wells Fargo Nikko Investment Advisors ("WFNIA"). WFNIA is an affiliate of Wells Fargo & Company. Pursuant to the agreement WFB pays WFNIA a subadvisory fee. Wells Fargo Institutional Trust Company N.A. ("WFITC"), a subsidiary of WFNIA, acts as custodian for this Fund. Custody fees are paid to WFITC from the sub-advisory fee paid to WFNIA.

Effective January 1, 1996, BZW Barclays Global Fund Advisors ("BGFA") replaced WFNIA as investment sub-adviser to the Asset Allocation Fund. BGFA was created by the reorganization of

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

WFNIA with and into an affiliate of WFITC. Pursuant to a sub-advisory contract with the Fund and subject to the overall supervision of WFB, the Fund's investment adviser, BGFA is responsible for day-to-day portfolio management of the Fund. BGFA will continue to employ substantially the same personnel and will continue to use the computer-based investment model developed and previously used by WFNIA to determine the recommended mix of assets in the Fund's portfolio. BGFA is entitled to receive from WFB an annual fee of $60,000 and monthly fees at the annual rate of 0.20% of the Fund's average daily net assets as compensation for its sub-advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, CA 94105. As of January 1, 1996 BGFA and its affiliates provide investment advisory services for over $220 billion of assets under management. As of January 1, 1996, WFB provides investment advisory services for approximately $33 billion of assets.

Effective January 1, 1996, WFITC became a wholly owned subsidiary of BZW Barclays Global Investors Holdings Inc. (formerly, The Nikko Building U.S.A., Inc.) and WFITC was renamed BZW Barclays Global Investors, N.A. ("BGI"). BGI currently acts as the Asset Allocation Fund's custodian. BGFA is a subsidiary of BGI. BGI will not be entitled to receive compensation for its services to the Fund so long as BGFA is entitled to receive fees for providing investment sub-advisory services to the Fund. The principal business address of BGI is 45 Fremont Street, San Francisco, California 94105.

The Company has entered into a contract on behalf of the Funds with WFB whereby WFB provides transfer agent services for the Funds. Under the transfer agency agreement, WFB is paid a per account fee and other related costs with a minimum monthly fee of $3,000 per fund unless net assets of a fund are under $20 million. For as long as the assets remain under $20 million the fund will not be charged any transfer agency fees by WFB.

The Funds, except the California Tax-Free Money Market, Money Market, Short-Term Government-Corporate Income, Short-Term Municipal Income and U.S. Treasury Money Market Funds, may enter into service agreements with one or more servicing agents on behalf of Class D shares of the Funds. Under such agreements, servicing agents have agreed to provide shareholder liaison services, including responding to customer inquiries and providing information on their investments, and to provide such other related services as the Fund or a Class D shareholder may reasonably request. For these services, a servicing agent receives a fee, on an annualized basis for

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

the Fund's then-current fiscal year, not to exceed 0.25% of the average daily net assets of the Class D shares of the Fund. Service fees paid on behalf of Class D shares for the year ended December 31, 1995 are described below:

                                                                                                      SERVICE FEE
FUND                                                                                                      CLASS D
 ................................................................................................................
Asset Allocation Fund                                                                                $     31,150
California Tax-Free Bond Fund                                                                              18,322
Municipal Income Fund                                                                                      35,700
Strategic Growth Fund                                                                                      49,492
U.S. Government Income Fund                                                                                 8,291
Variable Rate Government Fund                                                                              24,977

The Company has entered into administration and distribution agreements on behalf of the Funds with Stephens. Under the agreements, Stephens has agreed to provide supervisory, administrative and distribution services to the Funds. For providing supervisory and administrative services, the California Tax-Free Bond, Short-Term Government-Corporate Income, Short-Term Municipal Income, Strategic Growth and Variable Rate Government Funds have each agreed to pay Stephens a monthly fee at the annual rate of 0.15% of each Fund's average daily net assets up to $200 million and 0.10% of the average daily net assets in excess of $200 million. For the Asset Allocation, California Tax-Free Money Market and U.S. Government Income Funds, Stephens is entitled to be compensated for administrative services monthly at the annual rate of 0.10% of the average daily net assets of such Fund up to $200 million and 0.05% of the average daily net assets in excess of $200 million. The Money Market, Municipal Income and U.S. Treasury Money Market Funds have each agreed to pay Stephens a monthly administrative fee at the annual rate of 0.10% of each Fund's average daily net assets.

The Company has adopted separate Distribution Plans for Class A and Class D shares pursuant to Rule 12b-1 under the 1940 Act (each, a "Distribution Plan"). The Class A Distribution Plans for the California Tax-Free Bond, California Tax-Free Money Market and U.S. Government Income Funds provide that each Fund may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying on an annual basis up to the greater of $100,000 or 0.05% of the Class A shares of a Fund's average daily net assets for costs incurred. Each Fund may participate in joint distribution activities with the other Funds, in which event expenses reimbursed out of the assets of one of the Funds may be attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses of joint distribution activities are allocated among the Funds in proportion to their relative net asset sizes.

The Company also has adopted separate distribution plans pursuant to Rule 12b-1 under the 1940 Act, whereby on behalf of Class A shares of the Asset Allocation, Money Market, Municipal Income, Strategic Growth, U.S. Treasury Money Market and Variable Rate Government Funds and shares of the Short-Term Government-Corporate and Short-Term Municipal Income Funds, a Fund may pay Stephens, as compensation for distribution-related services, a monthly fee at an annual rate of up to

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

0.25% of the average daily net assets attributable to the Fund's shares. Payments under the Distribution Plan for the Class A shares of the Municipal Income Fund currently are capped by WFB and Stephens at the annual rate of 0.15% of the average daily net assets of the Class A shares. The Class D Distribution Plan of the Asset Allocation Fund and Strategic Growth Fund provides that a Fund may pay the Distributor a monthly fee at an annual rate of up to 0.75% of each such Fund's average daily net assets attributable to Class D shares. In addition, the Class D Distribution Plan for the California Tax-Free Bond, Municipal Income, U.S. Government Income and Variable Rate Government Funds may pay Stephens, as compensation for distribution-related services, a monthly fee at annual rates of up to 0.50% of the average daily net assets attributable to the Fund's Class D shares. Through February 28, 1995, a portion of the Municipal Income Fund Class A distribution fee was charged to net capital for income tax purposes.

                                                                                                DISTRIBUTION FEES
FUND                                                                                                      CLASS A
 ................................................................................................................
Asset Allocation Fund                                                                         $           120,417
California Tax-Free Bond Fund                                                                                   0
Municipal Income Fund                                                                                      83,443
Strategic Growth Fund                                                                                     102,390
U.S. Government Income Fund                                                                                     0
Variable Rate Government Fund                                                                           2,032,814

                                                                                                DISTRIBUTION FEES
FUND                                                                                                      CLASS D
 ................................................................................................................
Asset Allocation Fund                                                                         $            93,450
California Tax-Free Bond Fund                                                                              36,643
Municipal Income Fund                                                                                      67,939
Strategic Growth Fund                                                                                     148,475
U.S. Government Income Fund                                                                                16,582
Variable Rate Government Fund                                                                              49,954

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

WAIVED FEES AND REIMBURSED EXPENSES

The following fees/expenses were waived/reimbursed for the year ended December 31, 1995:

                                                                                         REIMBURSED
FUND                                                                    WAIVED FEES        EXPENSES      TOTAL
 .............................................................................................................
Asset Allocation                                                      $      39,137  $            0  $  39,137
California Tax-Free Bond                                                    574,744               0    574,744
California Tax-Free Money Market                                             17,718               0     17,718
Money Market                                                                145,674               0    145,674
Municipal Income                                                            321,109               0    321,109
Short-Term Government-Corporate Income                                       10,060         103,836    113,896
Short-Term Municipal Income                                                   9,962          91,759    101,721
Strategic Growth                                                             57,496               0     57,496
U.S. Government Income                                                      142,902               0    142,902
U.S. Treasury Money Market                                                  203,631               0    203,631
Variable Rate Government                                                    983,094               0    983,094

Waived fees and reimbursed expenses continue at the discretion of WFB and the administrator.

All of the officers and certain of the directors of the Company are also officers of Stephens. At December 31, 1995, Stephens owned 180,335 shares of the Asset Allocation Fund, 1,667 shares of the California Tax-Free Bond Fund, 46,012 shares of the California Tax-Free Money Market Fund, 1,344,975 shares of the Money Market Fund, 13,005 shares of the Municipal Income Fund, 6,030 shares of the Strategic Growth Fund, 2,851 shares of the U.S. Government Income Fund, 123,930 shares of the U.S. Treasury Money Market Fund and 13,444 shares of the Variable Rate Government Fund.

Stephens has retained $1,424,127 as sales charges from the proceeds of Class A capital shares sold and $23,048 as proceeds from Class D capital shares redeemed by the Company for the year ended December 31, 1995. Wells Fargo Securities Inc., a subsidiary of WFB, received $31,366 as sales charges from the proceeds of Class A capital shares sold by the Company for the year ended December 31, 1995.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

3.   INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities, for each Fund for the year ended December 31, 1995, were as follows:

                                                                      ASSET       CALIFORNIA         MUNICIPAL
AGGREGATE PURCHASES                                              ALLOCATION         TAX-FREE            INCOME
   AND SALES OF:                                                       FUND        BOND FUND              FUND
 .............................................................................................................
U.S. GOVERNMENT OBLIGATIONS:
 Purchases at cost                                            $   1,925,625  $             0  $              0
  Sales proceeds                                                 24,476,791                0                 0
OTHER SECURITIES:
 Purchases at cost                                               25,759,100      102,928,974        11,320,000
  Sales proceeds                                                  7,490,150      136,242,403        38,242,630


                                                                                        U.S.
                                                                  STRATEGIC       GOVERNMENT     VARIABLE RATE
AGGREGATE PURCHASES                                                  GROWTH           INCOME        GOVERNMENT
   AND SALES OF:                                                       FUND             FUND              FUND
 .............................................................................................................
U.S. GOVERNMENT OBLIGATIONS:
 Purchases at cost                                            $           0  $    14,373,672  $    185,689,844
  Sales proceeds                                                          0       24,558,750       201,433,047
OTHER SECURITIES:
 Purchases at cost                                              122,483,641       19,956,049     1,811,104,565
  Sales proceeds                                                100,543,477       19,605,320     2,300,349,324
 .............................................................................................................

ALL FUNDS NOT REFLECTED IN THIS SCHEDULE TRADED EXCLUSIVELY IN SHORT-TERM SECURITIES OR WERE FEEDER FUNDS THAT INVEST ALL THEIR ASSETS IN A CORRESPONDING MASTER PORTFOLIO.

4.   CAPITAL SHARES TRANSACTIONS

As of December 31, 1995, there were 20 billion shares of $.001 par value capital stock authorized by the Company. As of December 31, 1995, each Fund was authorized to issue 100 million shares of $.001 par value capital stock for each class of shares, except the California Tax-Free Money Market Fund, the Money Market Fund, the U.S. Treasury Money Market Fund, and the Variable Rate Government Fund which are as follows:

                                                                                                           SHARES
FUND                                                                                                   AUTHORIZED
 ................................................................................................................
California Tax-Free Money Market Fund                                                                   3 billion
Money Market Fund                                                                                       1 billion
U.S. Treasury Money Market Fund                                                                         1 billion
Variable Rate Government Fund                                                                         500 million

Transactions in capital shares for the year ended December 31, 1995 are disclosed in detail in the Statements of Changes in Net Assets.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

The following funds have shareholders who own greater than 5% of the outstanding share capital of the Fund. This concentration of ownership may expose the Fund to the risks associated with significant redemptions.

                                                                                                        NUMBER OF
                                                                                        SHAREHOLDERS WITH GREATER
FUND                                                                                            THAN 5% OWNERSHIP
 ................................................................................................................
California Tax-Free Money Market Fund                                                                           1
Money Market Fund                                                                                               2
Short-Term Government-Corporate Income Fund                                                                     7
Short-Term Municipal Income Fund                                                                                5
U.S. Treasury Money Market Fund                                                                                 3
Variable Rate Government Fund                                                                                   2

5.   INCOME ALLOCATIONS

The Short-Term Government Corporate-Income and Short-Term Municipal Income Funds are each allocated net investment income from their corresponding Master Portfolio. The detail of allocated net investment income for the year ended December 31, 1995 is as follows:

                                                                                                        NET
                                                                                      WAIVED     INVESTMENT
                                           INTEREST    DIVIDENDS     EXPENSES           FEES         INCOME
 ..........................................................................................................
Short-Term Government-Corporate Income
 Fund                                    $  150,854  $         0  $    41,340  $    (41,340)  $     150,854
Short-Term Municipal Income Fund            617,987            0      104,339      (104,339)        617,987

6.   ORANGE COUNTY CALIFORNIA DEBT OBLIGATIONS

During the year the Money Market Fund held obligations issued by Orange County, California. Orange County filed for protection under Chapter 9 of the Federal Bankruptcy Code on December 6, 1994 and defaulted on such obligations on July 10, 1995. The bankruptcy court trustee approved an extension of the obligations' maturity to June 30, 1996 and modification of certain other terms, including increasing the interest rate and providing for some portion of interest to accrue until the maturity date rather than being due and payable monthly. Concurrent with the default by Orange County, the Company entered into a Credit Enhancement Agreement (the "Agreement") with WFB, pursuant to which the Fund was named as a beneficiary of an irrevocable letter of credit issued by Bank of America National Trust and Savings Association ("Bank of America"). The Agreement provided support for a portion of the Orange County obligations such that Bank of America would make certain payments to the Fund under defined circumstances.

During the period from September 19, 1995 through October 17, 1995, the Money Market Fund sold all of the Orange County obligations. The sale of such obligations did not result in any payments from Bank of America to the Money Market Fund.

OVERLAND EXPRESS FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS

7.   VARIABLE RATE GOVERNMENT FUND LITIGATION

A purported class action lawsuit was filed on March 14, 1995 in the United States District Court for the Southern District of California by Conrad D. Schaefer and Diane L. Schaefer, Trustees for the Schaefer Family Trust of 1992 against the Overland Express Variable Rate Government Fund, WFB and Wells Fargo & Company. Plaintiffs voluntarily withdrew that complaint and served defendants with a First Amended Complaint, also a putative class action, on June 2, 1995. In the First Amended Complaint, as in the original complaint, plaintiffs sought to sue on behalf of persons who bought the fund during the period from January 1, 1991 and March 10, 1995, alleging that defendants violated the Securities Act of 1933, the Securities Exchange Act of 1934, the 1940 Act and common law by, among other things, failing to disclose adequately the risks of investing in the Fund. By Order dated October 30, 1995, the Court granted defendants' motions to dismiss the First Amended Complaint in its entirety. The Court dismissed certain claims with prejudice, but gave plaintiffs permission to replead other claims.

On January 11, 1996, plaintiffs served defendants with a Second Amended Complaint. The Second Amended Complaint names Stephens as an additional defendant and changes the alleged Class to those who purchased, acquired or held shares of the Fund from June 30, 1993 through December 31, 1994. The Second Amended Complaint seeks to assert claims under federal and California securities laws and common law relating to alleged misstatements and omissions in the prospectuses, reports and marketing materials pertaining to the Fund; it alleges that the Class as a whole suffered substantial, but unspecified damages in connection with the purchase of securities covered by the Fund's offering documents over the course of the specified period. The Company continues to believe that the case is without merit and intends to defend vigorously against the action.

8.   SHAREHOLDER MEETINGS
A. OVERLAND EXPRESS ASSET ALLOCATION FUND APPROVAL OF NEW SUB-ADVISER AND INVESTMENTS IN FUTURES AND RELATED TRANSACTIONS

The Company received shareholder approval for a new sub-advisory contract for the Asset Allocation Fund with Wells Fargo Bank, as adviser, and BZW Barclays Global Fund Advisors (the successor entity to WFNIA), as sub-adviser. This action was necessary because of the purchase by a subsidiary of Barclays Bank PLC of WFNIA. The Company also received shareholder approval for an investment policy to permit the Fund to engage in the purchase and sale of certain futures contracts and related transactions.

B. OVERLAND EXPRESS STRATEGIC GROWTH FUND APPROVAL OF REORGANIZATION TO MASTER-FEEDER STRUCTURE

The Company received shareholder approval for a proposed reorganization of the Strategic Growth Fund into a master-feeder structure. Under this structure, the Fund will become a feeder fund and will invest in a corresponding newly established Master Portfolio. The reorganization will not result in any changes to the Fund's investment objective. WFB has agreed to absorb the additional expenses for at least one year after the reorganization.

OVERLAND EXPRESS FUNDS, INC.

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OVERLAND EXPRESS FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Asset Allocation Fund, California Tax-Free Bond Fund, California Tax-Free Money Market Fund, Money Market Fund, Municipal Income Fund, Short-Term Government-Corporate Income Fund (formerly the 1-3 Year Duration Full Faith and Credit Government Income Fund), Short-Term Municipal Income Fund (formerly the 1-3 year Duration Municipal Income Fund), Strategic Growth Fund, U.S. Government Income Fund, U.S. Treasury Money Market Fund and Variable Rate Government Fund (eleven of the funds comprising Overland Express Funds, Inc.) as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, except for Short-Term Government Corporate Income Fund which is for the period from September 19, 1994 (commencement of operations) to December 31, 1994, and Short-Term Municipal Income Fund which is for the period from June 3, 1994 (commencement of operations) to December 31, 1994, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1995, by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Overland Express Funds, Inc. as of December 31, 1995, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.

SAN FRANCISCO, CALIFORNIA
FEBRUARY 14, 1996

OVERLAND EXPRESS FUNDS, INC.

PROXY VOTING RESULTS

At an adjourned meeting held on December 5, 1995, shareholders voted on the two proposals for the Asset Allocation Fund. Both proposals received the required majority of votes and were adopted.

PROPOSAL 1.

To consider approval of a proposed Sub-Advisory Contract for the Company, on behalf of the Asset Allocation Fund, with Wells Fargo Bank N.A. ("Wells Fargo Bank"), as adviser, and BZW Global Investors (the anticipated successor in interest to Wells Fargo Nikko Investment Advisors ("WFNIA") as sub-adviser.

    For        Against     Abstain
2,554,372        39,945     220,463

PROPOSAL 2.

To consider approval of a proposed investment policy to authorize the Asset Allocation Fund to engage in the purchase and sale of certain futures contracts and related transactions with amendments to certain fundamental investment restrictions that would otherwise preclude the Asset Allocation Fund from engaging in such transactions.

    For       Against    Abstain
1,901,309      274,931    241,019

Another special shareholder meeting was held on January 30, 1996, to vote on the following proposal for the Strategic Growth Fund. The proposal received the required majority of votes and was adopted.

PROPOSAL 1.

To consider approval of the proposal to reorganize the Strategic Growth Fund into a master/feeder structure, with amendments to certain fundamental investment restrictions to permit the Strategic Growth Fund to invest all of its assets in another investment company.

    For       Against    Abstain
2,138,338      119,480    133,942

MASTER INVESTMENT TRUST SHORT-TERM GOVERNMENT-CORPORATE INCOME MASTER PORTFOLIO - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
U.S. TREASURY SECURITIES - 97.62%
U.S. TREASURY NOTES - 97.62%
$    3,200,000   U.S. Treasury Notes                                  6.13 %     05/31/97  $  3,239,008
     2,500,000   U.S. Treasury Notes                                  6.75       02/28/97     2,542,575
                                                                                           ------------
                 TOTAL U.S. TREASURY SECURITIES                                            $  5,781,583
                 (Cost $5,766,993)

SHORT-TERM INSTRUMENTS - 1.57%
REPURCHASE AGREEMENTS - 1.57%
$       93,000   Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           5.75       01/02/96  $     93,000
                 (Cost $93,000)

TOTAL INVESTMENTS IN SECURITIES

              (Cost $5,859,993)* (Notes 1 and 3)           99.19 % $5,874,583
              Other Assets and Liabilities, Net             0.81       48,039
                                                       ----------  ----------
              TOTAL NET ASSETS                           100.00  % $5,922,622
                                                       ----------  ----------
                                                       ----------  ----------

 ............................................................................

 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   14,590
Gross Unrealized Depreciation            0
                                ----------
NET UNREALIZED APPRECIATION     $   14,590
                                ----------
                                ----------

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT TRUST SHORT-TERM MUNICIPAL INCOME MASTER PORTFOLIO - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
MUNICIPAL BONDS - 88.09%
ARIZONA - 5.94%
$      200,000   Arizona State Transportation Board Excise Tax
                 Revenue Maricopa County Regional Area Road
                 Funding MBIA Insured                                 6.70 %     07/01/96  $    202,864
       700,000   Arizona State Transportation Board Tax Revenue
                 Maricopa County Regional Area Road Fund MBIA
                 Insured                                              7.00       07/01/00       774,662

CALIFORNIA - 10.90%
       420,000   California State Maritime Infrastructure
                 Authority Port of San Diego Revenue AMBAC
                 Insured                                              4.20       11/01/98       419,202
       500,000   Los Angeles CA DW&P Electric Plant Revenue
                 Second Issue                                         9.00       11/15/97       545,370
       500,000   Los Angeles County CA COP Van Nuys Courthouse
                 Project Prerefunded                                  8.90       06/01/06       520,460
       300,000   Modesto CA Irrigation District 86 Geysers
                 Geothermal Power Project Series A                    6.60       10/01/97       310,614

DELAWARE - 2.47%
       400,000   Delaware State GO Series C                           4.70       07/01/98       406,576

ILLINOIS - 7.58%
       200,000   Chicago IL AMBAC Insured                             6.00       01/01/98       207,088
       500,000   Illinois State Municipal Electric Agency Power
                 Supply System Revenue Series A                       5.70       02/01/96       500,810
       500,000   Illinois State Sales Tax Revenue Series E
                 Prerefunded                                          8.10       06/15/10       538,340

INDIANA - 3.04%
       500,000   Indiana State Bond Bank Advance Funding Notes
                 Series A-2                                           5.75       01/10/96       500,282

MARYLAND - 1.41%
       225,000   Prince Georges County MD Series A                    6.60       02/01/97       232,110

MASTER INVESTMENT TRUST SHORT-TERM MUNICIPAL INCOME MASTER PORTFOLIO - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
MUNICIPAL BONDS - CONTINUED
MINNESOTA - 2.86%
$      200,000   Minneapolis MN Special School District No. One
                 COP Prerefunded                                      7.38       02/01/15  $    213,304
       255,000   Minnesota State Convention Center Prerefunded        6.75       04/01/12       256,948

MISSOURI - 1.24%
       200,000   Branson MO Tax Allocation Revenue Street
                 Improvement Project CGIC Insured                     4.95       10/01/97       203,524

NEW JERSEY - 8.28%
       500,000   Mercer County NJ Solid Waste Site Project
                 Prerefunded                                          7.90       04/01/13       533,495
       600,000   New Jersey State Transportation Authority Fund
                 Series A Escrowed to Maturity                        4.10       06/15/97       602,076
       225,000   New Jersey State Wastewater Revenue Series B         6.50       05/15/96       227,293

NEW YORK - 6.28%
       250,000   New York State Mortgage Agency Revenue
                 Homeowner Mortgage Series 44 AMT FHA
                 Collateralized                                       6.00       04/01/99       256,245
       250,000   New York State Power Authority Revenue &
                 General Purpose Series T Prerefunded                 7.40       01/01/06       255,048
       500,000   United Nations Development Corp Revenue Phase
                 Two & Three Series B Prerefunded                     8.13       07/01/06       520,875

NORTH CAROLINA - 3.12%
       500,000   North Carolina State Municipal Power Agency
                 Catawba No 1 Electrical Revenue FGIC Insured         5.10       01/01/99       512,665

OREGON - 1.87%
       300,000   Lane County OR School District No. 52 FGIC
                 Insured                                              5.20       12/01/97       306,771

MASTER INVESTMENT TRUST SHORT-TERM MUNICIPAL INCOME MASTER PORTFOLIO - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
MUNICIPAL BONDS - CONTINUED
PENNSYLVANIA - 1.36%
$      200,000   Montgomery County PA Higher Education & Health
                 Authority Hospital Revenue Bryn Manor Hospital
                 Project Prerefunded                                  9.38       12/01/19  $    223,258

PUERTO RICO - 3.03%
       500,000   Commonwealth of Puerto Rico Aquaduct and Sewer
                 Authority Revenue                                    4.50       07/01/99       497,920

TEXAS - 8.46%
       240,000   Brazos TX Higher Education Authority AMT Series
                 C-1                                                  6.00       11/01/99       252,761
       275,000   Dallas TX Waterworks & Sewer System Revenue
                 Series A                                             9.00       10/01/97       298,268
       500,000   Northside TX Independent School District PSFG
                 Insured                                              8.60       08/01/97       534,640
       275,000   Port of Houston Authority TX AMT                     8.50       10/01/98       305,143

VIRGINIA - 4.49%
       700,000   Virginia State Public School Authority Series A      7.00       01/01/98       738,031

WASHINGTON - 9.39%
       200,000   Southern Columbia Basin WA Irrigation District       5.50       12/01/98       208,990
       200,000   Tacoma WA Sewer Revenue Series B FGIC Insured        5.00       12/01/96       201,492
       500,000   Thirstin County WA Olympia USD No 111 FGIC
                 Insured                                              5.25       12/01/98       516,855
       300,000   Washington State HFFA Revenue Highline
                 Community Hospital LOC - Bank of Tokyo Ltd           7.40       08/15/09       312,618
       300,000   Washington State Public Power Supply System
                 Nuclear Project Number Three Revenue Series B        6.70       07/01/96       303,726

MASTER INVESTMENT TRUST SHORT-TERM MUNICIPAL INCOME MASTER PORTFOLIO - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
MUNICIPAL BONDS - CONTINUED
WEST VIRGINIA - 3.29%
$      500,000   West Virginia State HFFA Charleston Area
                 Medical Center Series A MBIA Insured                 4.30       09/01/99  $    500,475
        40,000   West Virginia State Hospital Financing
                 Authority West Virginia Hospital Inc MBIA
                 Insured                                              7.20       06/01/16        41,363

WISCONSIN - 3.08%
       500,000   Wisconsin State Transportation Series A              6.50       07/01/96       506,510
                                                                                           ------------
                 TOTAL MUNICIPAL BONDS                                                     $ 14,488,672
                 (Cost $14,359,819)

SHORT-TERM INSTRUMENTS - 10.43%
MONEY MARKET FUNDS - 3.74%
$      615,000   National Municipal Fund                                                   $    615,000

VARIABLE RATE MUNICIPAL BONDS+ - 6.69%
$      500,000   Northeast Maryland State Waste Disposal
                 Authority Harford County V/R AMBAC Insured           5.05 %     01/01/08  $    500,000
       600,000   Clark County NV Airport Improvement Revenue
                 Series A-1 V/R LOC - Toronto Dominion Bank           5.05       07/01/25       600,000
                                                                                           ------------
                 TOTAL VARIABLE RATE MUNICIPAL BONDS                                       $  1,100,000

                 TOTAL SHORT-TERM INSTRUMENTS                                              $  1,715,000
                 (Cost $1,715,000)

MASTER INVESTMENT TRUST SHORT-TERM MUNICIPAL INCOME MASTER PORTFOLIO - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

TOTAL INVESTMENTS IN SECURITIES

              (Cost $16,074,819)* (Notes 1 and 3)          98.52 % $  16,203,672
              Other Assets and Liabilities, Net             1.48         243,032
                                                       ----------  -------------
              TOTAL NET ASSETS                           100.00  % $  16,446,704
                                                       ----------  -------------
                                                       ----------  -------------

 ...............................................................................

 + THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $     129,315
Gross Unrealized Depreciation            (462)
                                -------------
NET UNREALIZED APPRECIATION     $     128,853
                                -------------
                                -------------

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT TRUST
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1995

                                                                 SHORT-TERM         SHORT-TERM
                                                                GOVERNMENT-          MUNICIPAL
                                                           CORPORATE INCOME             INCOME
                                                           MASTER PORTFOLIO   MASTER PORTFOLIO
 .............................................................................................
ASSETS
INVESTMENTS:
  In securities, at market value (see cost below)         $       5,874,583  $      16,203,672
  Cash                                                                1,148              1,746
Receivables:
  Dividends and interest                                             74,174            293,490
  Due from administrator (Note 2)                                     5,729             14,604
Organization expenses, net of amortization                            2,742              2,087
Prepaid expenses                                                         73                 74
TOTAL ASSETS                                                      5,958,449         16,515,673
LIABILITIES
Payables:
  Allocations to beneficial interest holders                         32,688             63,483
  Other                                                               3,139              5,486
TOTAL LIABILITIES                                                    35,827             68,969
TOTAL NET ASSETS                                          $       5,922,622  $      16,446,704
INVESTMENTS AT COST (NOTE 3)                              $       5,859,993  $      16,074,819

 ...............................................................................

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT TRUST
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                 SHORT-TERM         SHORT-TERM
                                                                GOVERNMENT-          MUNICIPAL
                                                           CORPORATE INCOME             INCOME
                                                           MASTER PORTFOLIO   MASTER PORTFOLIO
 .............................................................................................
INVESTMENT INCOME
  Interest                                                $         150,854  $         617,988
TOTAL INVESTMENT INCOME                                             150,854            617,988
EXPENSES (NOTE 2)
  Advisory fees                                                      11,944             62,512
  Custody fees                                                          399              2,156
  Amortization of organization expenses                                 685                275
  Legal and audit fees                                               26,312             34,921
  Other                                                               2,000              4,475
TOTAL EXPENSES                                                       41,340            104,339
Less:
  Waived and reimbursed fees (Note 2)                               (41,340)          (104,339)
NET EXPENSES                                                              0                  0
NET INVESTMENT INCOME (LOSS)                                        150,854            617,988
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on sale of investments                     3,975             19,197
  Net change in unrealized appreciation (depreciation)
    of investments                                                   16,126            157,711
NET GAIN ON INVESTMENTS                                              20,101            176,908
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $         170,955  $         794,896

 ...............................................................................

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS


                                                                    SHORT-TERM GOVERNMENT- CORPORATE INCOME
                                                                             . For the     MASTER PORTFOLIO
                                                                                                    For the
                                                                                               Period Ended
                                                                            Year Ended         December 31,
                                                                     December 31, 1995              1994(1)
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)                                     $           150,854  $             1,617
  Net realized gain (loss) on sale of investments                                3,975                    0
  Net change in unrealized appreciation (depreciation) of
    investments                                                                 16,126               (1,536)
NET INCREASE (DECREASE) RESULTING FROM OPERATIONS                              170,955                   81
NET INCREASE IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST
 TRANSACTIONS]                                                               5,655,489               97,709
INCREASE IN NET ASSETS                                                       5,826,444               96,173
NET ASSETS:
 Beginning net assets                                                           96,178                    5
  ENDING NET ASSETS                                                $         5,922,622  $            96,178

 ...............................................................................

(1)  THE MASTER PORTFOLIO COMMENCED OPERATIONS ON SEPTEMBER 19, 1994.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS


                                    SHORT-TERM MUNICIPAL INCOME MASTER
                                        . For the            PORTFOLIO
                                                               For the
                                                          Period Ended
                                       Year Ended         December 31,
                                December 31, 1995              1994(1)
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
  Net investment income
    (loss)                    $           617,988  $            73,315
  Net realized gain (loss)
    on sale of investments                 19,197               (1,075)
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                           157,711              (28,859)
NET INCREASE (DECREASE)
RESULTING FROM OPERATIONS                 794,896               43,381
NET INCREASE IN NET ASSETS
RESULTING FROM BENEFICIAL
INTEREST
 TRANSACTIONS]                          3,872,671           11,809,066
INCREASE IN NET ASSETS                  4,667,567           11,779,132
NET ASSETS:
 Beginning net assets                  11,779,137                    5
  ENDING NET ASSETS           $        16,446,704  $        11,779,137

 ...............................................................................

(1)  THE MASTER PORTFOLIO COMMENCED OPERATIONS ON JUNE 3, 1994.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT TRUST
SHORT-TERM MASTER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Short-Term Municipal Income Master Portfolio and the Short-Term Government-Corporate Income Master Portfolio (the "Master Portfolios") are two series of Master Investment Trust (the "Trust"), a business trust organized under the laws of Delaware on August 14, 1991. The Trust is registered as an investment company under the Investment Company Act of 1940 as amended (the "1940 Act"). The Declaration of Trust permits the issuance of beneficial interests ("interests"). The Trust currently issues three series of investment portfolios: the Cash Investment Trust Master Portfolio, the Short-Term Government-Corporate Income Master Portfolio and the Short-Term Municipal Income Master Portfolio. These Funds invest in a range of securities, generally including money market instruments, equities and U.S. government securities.

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements, and such policies are in conformity with Generally Accepted Accounting Principles for investment companies. These financial statements are representative of only the Short-Term Government-Corporate Income Master Portfolio and the Short-Term Municipal Income Master Portfolio.

The preparation of financial statements in conformity with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT POLICY AND SECURITY VALUATION

Each Master Portfolio's investments include fixed-, variable- and floating-rate instruments. Except during temporary defensive periods, each Master Portfolio seeks to maintain an average weighted maturity ranging from 90 days to 2 years. Except for debt obligations with remaining maturities of 60 days or less which are valued at amortized cost, assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in accordance with procedures adopted by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is accrued daily. Realized gains and losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized as required by the Internal Revenue Code.

FEDERAL INCOME TAXES

Each Master Portfolio intends to qualify for federal income tax purposes as a partnership. Management of each Master Portfolio therefore believes that it will not be subject to any federal or

MASTER INVESTMENT TRUST
SHORT-TERM MASTER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS

state income tax on its income and net capital gains (if any). However, each investor in a Master Portfolio will be taxed on its distributive share of the partnership's income for purposes of determining its federal and state income tax liabilities. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended ("Code"), and the regulations promulgated thereunder.

It is intended that the Master Portfolios' assets, income and allocations will be managed in such a way that a regulated investment company investing in the Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invests all of its assets in the Master Portfolio.

ORGANIZATION EXPENSES

Costs incurred in connection with organization and initial registration as an investment company under the 1940 Act were advanced by Stephens Inc. ("Stephens"). Organization expenses of each series are being amortized on a straight line basis over 60 months from the date the series of the Trust commenced operation.

2.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into separate advisory contracts with WFB on behalf of each Master Portfolio. Pursuant to the contracts, WFB furnishes investment guidance and policy direction in connection with daily portfolio management of each Master Portfolio. Under the contract, WFB is entitled to receive a monthly advisory fee at an annual rate of 0.50% of the average daily net assets.

The Trust has also entered into a contract with WFB whereby WFB has agreed to provide custody services for each Master Portfolio. For providing these services, WFB is entitled to be compensated for custody services based on a rate of 0.0167% of the average daily net assets of each Master Portfolio.

WAIVED FEES AND REIMBURSED EXPENSES

Waived fees and reimbursed expenses for the year ended December 31, 1995, were as follows:

                                                                          WAIVED FEES       REIMBURSED EXPENSES
MASTER PORTFOLIO                                                               BY WFB               BY STEPHENS
 ..............................................................................................................
Short-Term Government-Corporate Income                                        $12,343                   $28,997
Short-Term Municipal Income                                                    64,668                    39,671

Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens.

MASTER INVESTMENT TRUST
SHORT-TERM MASTER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS

3.   INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments exclusive of securities with maturities of one year or less at purchase date for the Short-Term Government-Corporate Income Master Portfolio and the Short-Term Municipal Income Master Portfolio, respectively, for the year ended December 31, 1995, were as follows:

                                                                                SHORT-TERM
                                                                              GOVERNMENT -            SHORT-TERM
AGGREGATE PURCHASES                                                       CORPORATE INCOME      MUNICIPAL INCOME
  AND SALES OF:                                                           MASTER PORTFOLIO      MASTER PORTFOLIO
 ...............................................................................................................
U.S. GOVERNMENT OBLIGATIONS:
  Purchases at cost                                                            $10,833,717                    $0
  Sales proceeds                                                                 5,159,266                     0
OTHER LONG-TERM SECURITIES:
  Purchases at cost                                                                      0            10,485,249
  Sales proceeds                                                                         0             4,115,783

4.   FINANCIAL HIGHLIGHTS

The portfolio turnover rates, excluding securities with maturities of one year or less at purchase date for each Master Portfolio for the year ended December 31, 1995 are as follows:

                                                                   SHORT-TERM
                                                                  GOVERNMENT-                                SHORT-TERM
                                                             CORPORATE INCOME                          MUNICIPAL INCOME
                                                             MASTER PORTFOLIO                          MASTER PORTFOLIO
                                    .........................................  ........................................

                                                                         FROM                                      FROM
                                                           SEPTEMBER 19, 1994                              JUNE 3, 1994
                                                   YEAR           (INCEPTION)                 YEAR          (INCEPTION)
                                                  ENDED                    TO                ENDED                   TO
                                      DECEMBER 31, 1995     DECEMBER 31, 1994    DECEMBER 31, 1995    DECEMBER 31, 1994
 ......................................................................................................................
PORTFOLIO TURNOVER                                 227%                    0%                  46%                   8%

TO THE UNITHOLDERS AND BOARD OF TRUSTEES
MASTER INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Short-Term Government-Corporate Income Master Portfolio (formerly the 1-3 Year Duration Full Faith and Credit Government Income Master Portfolio) and Short-Term Municipal Income Master Portfolio (formerly the 1-3 year Duration Municipal Income Master Portfolio) (two of the master portfolios comprising Master Investment Trust) as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for Short-Term Government-Corporate Income Master Portfolio, the period from September 19, 1994 (commencement of operations) to December 31, 1994, and for Short-Term Municipal Income Master Portfolio, the period from June 3, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1995, by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned master portfolios of Master Investment Trust as of December 31, 1995, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.

SAN FRANCISCO, CALIFORNIA
FEBRUARY 14, 1996

LIST OF ABBREVIATIONS
ABAG          -   Association of Bay Area Governments
ADR           -   American Depository Receipts
AMBAC         -   American Municipal Bond Assurance Corp
AMT           -   Alternative Minimum Tax
ARM           -   Adjustable Rate Mortgage
BART          -   Bay Area Rapid Transit
CDA           -   Community Development Authority
CDSC          -   Contingent Deferred Sales Charge
CGIC          -   Capital Guaranty Insurance Co
CGY           -   Capital Guaranty Corp
CMT           -   Constant Maturity Treasury
COFI          -   Cost of Funds Index
CONNIE LEE    -   Connie Lee Insurance Co
COP           -   Certificate of Participation
CP            -   Commercial Paper
DW&P          -   Department of Water & Power
DWR           -   Department of Water Revenue
FGIC          -   Financial Guaranty Insurance Corp
FHA           -   Federal Housing Authority
FHLMC         -   Federal Home Loan Mortgage Corp
FNMA          -   Federal National Mortgage Association
FSA           -   Financial Security Assurance, Inc
GNMA          -   Government National Mortgage Association
GO            -   General Obligation
HFA           -   Housing Finance Authority
HFFA          -   Health Facilities Financing Authority
IDA           -   Industrial Development Authority
LIBOR         -   London Interbank Offered Rate
LOC           -   Letter of Credit
MBIA          -   Municipal Bond Insurance Association
MFHR          -   Multi-Family Housing Authority
MUD           -   Municipal Utility District
PCFA          -   Pollution Control Finance Authority
PCR           -   Pollution Control Revenue
PFA           -   Public Finance Authority
PSFG          -   Public School Fund Guaranty
RAW           -   Revenue Anticipation Warrants
RDA           -   Redevelopment Authority
RDFA          -   Redevelopment Finance Authority
R&D           -   Research & Development
SFMR          -   Single Family Mortgage Revenue
TBA           -   To Be Announced
TRAN          -   Tax Revenue Anticipation Notes
USD           -   Unified School District
V/R           -   Variable Rate

[LOGO]
OVERLAND EXPRESS FUNDS
Asset Allocation Fund
California Tax-Free Bond Fund
California Tax-Free Money Market Fund
Money Market Fund
Municipal Income Fund
Short-Term Government-Corporate Income Fund
Short-Term Municipal Income Fund
Strategic Growth Fund
U.S. Government Income Fund
U.S. Treasury Money Market Fund
Variable Rate Government Fund

INVESTMENT ADVISER & TRANSFER AGENT
Wells Fargo Bank
P.O. Box 63084
San Francisco, CA 94163

SPONSOR & DISTRIBUTOR
Stephens Inc.
111 Center Street
Little Rock, AR 72201

FOR MORE INFORMATION
ABOUT OVERLAND EXPRESS FUNDS
CALL 1.800.552.9612

OR WRITE:
Overland Express Funds
P.O. Box 63084
San Francisco, CA  94163
160

                          OVERLAND EXPRESS FUNDS, INC.

                        SUPPLEMENT DATED JANUARY 2, 1996
    TO THE CURRENT PROSPECTUS, AS PREVIOUSLY SUPPLEMENTED, AND STATEMENT OF
      ADDITIONAL INFORMATION OF EACH FUND OF OVERLAND EXPRESS FUNDS, INC.

   As of January 1, 1996, Wells Fargo Bank, N.A. provides investment advisory services for approximately $33 billion of assets.

      Each Fund's current Prospectus, as supplemented, and Statement of Additional Information are hereby amended accordingly.

[LOGO]                                           BULK RATE
OVERLAND                                      U.S. POSTAGE
EXPRESS-REGISTERED TRADEMARK-                     PAID
                                              PERMIT NO 1933
POST OFFICE BOX 63084                          FULLERTON CA
SAN FRANCISCO, CA 94163



This report and the financial statements contained herein are submitted for the general information of the shareholders of the Overland
Express Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus.
For a prospectus containing more complete information, including charges and expenses, call 1.800.552.9612. Read the prospectus carefully before you invest.


THIS BOOKLET INCLUDES THE ANNUAL REPORT AND A
PROSPECTUS SUPPLEMENT. THIS PROSPECTUS SUPPLEMENT
APPEARS ON THE INSIDE BACK COVER.

OEX ARI 2'96

DATED MATERIAL - PLEASE EXPEDITE